UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MDU Resources Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1200 West Century Avenue	David L. Goodin
President and
Chief Executive Officer
Mailing Address:
P.O. Box 5650
Bismarck, ND 58506-5650
(701) 530-1000

March 13, 2013

To Our Stockholders:

Please join us for the 2013 Annual Meeting of Stockholders. The meeting will be held on Tuesday, April 23, 2013, at 11:00 a.m., Central Daylight Saving Time, at 909 Airport Road, Bismarck, North Dakota.

The formal matters are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We also will have a brief report on current matters of interest. Lunch will be served following the meeting.

We were pleased with the stockholder response for the 2012 Annual Meeting at which 89.72 percent of the common stock was represented in person or by proxy. We hope for an even greater representation at the 2013 meeting.

You may vote your shares by telephone, by the Internet, or by returning the enclosed proxy card. Representation of your shares at the meeting is very important. We urge you to submit your proxy promptly.

Brokers may not vote your shares on two of the three matters to be presented if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. Registered stockholders will receive a request for admission ticket(s) with their proxy card that can be completed and returned to us postage-free. Stockholders whose shares are held in the name of a bank or broker will not receive a request for admission ticket(s). They should, instead, (1) call (701) 530-1000 to request an admission ticket(s), (2) bring a statement from their bank or broker showing proof of stock ownership as of February 25, 2013, to the annual meeting, and (3) present their admission ticket(s) and photo identification, such as a driver’s license. Directions to the meeting will be included with your admission ticket.

I hope you will find it possible to attend the meeting.

Sincerely yours,

David L. Goodin

MDU Resources Group, Inc. Proxy Statement

Proxy Statement

MDU Resources Group, Inc.
1200 West Century Avenue

Mailing Address:
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(701) 530-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 23, 2013

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 23, 2013

The 2013 Notice of Annual Meeting and Proxy Statement and 2012 Annual Report
to Stockholders are available at www.mdu.com/proxymaterials.

March 13, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at 909 Airport Road, Bismarck, North Dakota, on Tuesday, April 23, 2013, at 11:00 a.m., Central Daylight Saving Time, for the following purposes:

(1)	Election of ten directors nominated by the board of directors for one-year terms;

(2)	Ratification of the appointment of Deloitte & Touche LLP as the company’s independent auditors for 2013;

(3)	Approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers; and

(4)	Transaction of any other business that may properly come before the meeting or any adjournment(s) thereof.

The board of directors has set the close of business on February 25, 2013, as the record date for the determination of common stockholders who will be entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof.

All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. Registered stockholders will receive a request for admission ticket(s) with their proxy card that can be completed and returned to us postage-free. Stockholders whose shares are held in the name of a bank or broker will not receive a request for admission ticket(s). They should, instead, (1) call (701) 530-1000 to request an admission ticket(s), (2) bring a statement from their bank or broker showing proof of stock ownership as of February 25, 2013, to the annual meeting, and (3) present their admission ticket(s ) and photo identification, such as a driver’s license. Directions to the meeting will be included with your admission ticket. We look forward to seeing you.

By order of the Board of Directors,

Paul K. Sandness
Secretary

MDU Resources Group, Inc. Proxy Statement

Proxy Statement

MDU Resources Group, Inc. Proxy Statement

Proxy Statement

PROXY STATEMENT

The board of directors of MDU Resources Group, Inc. is furnishing this proxy statement beginning March 13, 2013, to solicit your proxy for use at our annual meeting of stockholders on April 23, 2013, and any adjournment(s) thereof. We are soliciting proxies principally by mail, but directors, officers, and employees of MDU Resources Group, Inc. or its subsidiaries may solicit proxies personally, by telephone, or by electronic media, without compensation other than their regular compensation. Okapi Partners LLC additionally will solicit proxies for approximately $7,000 plus out-of-pocket expenses. We will pay the cost of soliciting your proxy and reimburse brokers and others for forwarding proxy material to you.

The Securities and Exchange Commission’s e-proxy rules allow companies to post their proxy materials on the Internet and provide only a Notice of Internet Availability of Proxy Materials to stockholders as an alternative to mailing full sets of proxy materials except upon request. For 2013, we have elected to use the Securities and Exchange Commission’s full set delivery option, which means that while we are posting our proxy materials online, we are also mailing a full set of our proxy materials to our stockholders. We believe that mailing a full set of proxy materials will help ensure that a majority of outstanding shares of our common stock are present in person or represented by proxy at our meeting. We also hope to help maximize stockholder participation. Therefore, even if you previously consented to receiving your proxy materials electronically, you will receive a full set of proxy materials in the mail for this year’s annual meeting. However, we will continue to evaluate the option of providing only a Notice of Internet Availability of Proxy Materials to some or all of our stockholders in the future.

VOTING INFORMATION

Who may vote? You may vote if you owned shares of our common stock at the close of business on February 25, 2013. You may vote each share that you owned on that date on each matter presented at the meeting and any adjournment(s) thereof. As of February 25, 2013, we had 188,830,529 shares of common stock outstanding entitled to one vote per share.

What am I voting on? You are voting on:

•	election of ten directors nominated by the board of directors for one-year terms

•	ratification of the appointment of Deloitte & Touche LLP as the company’s independent auditors for 2013

•	approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers and

•	any other business that is properly brought before the meeting or any adjournment(s) thereof.

What vote is required to pass an item of business? A majority of our outstanding shares of common stock entitled to vote must be present in person or represented by proxy to hold the meeting.

If you hold shares through an account with a bank or broker, the bank or broker may vote your shares on some matters even if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares on certain matters when their customers do not provide voting instructions. However, on other matters, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that matter and a “broker non-vote” occurs. This means that brokers may not vote your shares on items 1 and 3 if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

MDU Resources Group, Inc. Proxy Statement	1

Proxy Statement

Item 1 – Election of Directors
A majority of votes cast is required to elect a director in an uncontested election. A majority of votes cast means the number of votes cast “for” a director’s election must exceed the number of votes cast “against” the director’s election. “Abstentions” and “broker non-votes” do not count as votes cast “for” or “against” the director’s election. In a contested election, which is an election in which the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of the votes cast. If a nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the proxies will vote your shares in their discretion for another person nominated by the board.

Our policy on majority voting for directors contained in our corporate governance guidelines requires any proposed nominee for re-election as a director to tender to the board, prior to nomination, his or her irrevocable resignation from the board that will be effective, in an uncontested election of directors only, upon:

•	receipt of a greater number of votes “against” than votes “for” election at our annual meeting of stockholders and

•	acceptance of such resignation by the board of directors.

Following certification of the stockholder vote, the nominating and governance committee will promptly recommend to the board whether or not to accept the tendered resignation. The board will act on the nominating and governance committee’s recommendation no later than 90 days following the date of the annual meeting.

Item 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Auditors for 2013
Approval of Item 2 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes “against” the proposal.

Item 3 – Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers
Approval of Item 3 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the item. Abstentions will count as votes “against” the item. Broker non-votes are not counted as voting power present and, therefore, are not counted in the vote.

Unless you specify otherwise when you submit your proxy, the proxies will vote your shares of common stock “for” all directors nominated by the board of directors and “for” items 2 and 3.

How do I vote? There are three ways to vote by proxy:

•	by calling the toll free telephone number on the enclosed proxy card

•	by using the Internet as described on the enclosed proxy card or

•	by returning the enclosed proxy card in the envelope provided.

You may be able to vote by telephone or the Internet if your shares are held in the name of a bank or broker. Follow their instructions.

You may also vote in person at the meeting. However, if you are the beneficial owner of the shares, you must obtain a legal proxy from the holder of record of the shares, usually your bank or broker, and present it at the meeting. A legal proxy identifies you, states the number of shares you own, and gives you the right to vote those shares. Without a legal proxy we cannot identify you as the beneficial owner of the shares or know how many shares you have to vote.

Can I revoke my proxy? Yes.

If you are a stockholder of record, you can revoke your proxy by:

•	filing written revocation with the corporate secretary before the meeting

•	filing a proxy bearing a later date with the corporate secretary before the meeting or

•	revoking your proxy at the meeting and voting in person.

2	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

ITEM 1. ELECTION OF DIRECTORS

The board expresses its thanks to Terry D. Hildestad, who retired on January 3, 2013. He had served as president and chief executive officer of the company and as a director since August 17, 2006. He had served as president and chief operating officer from May 1, 2005 until August 17, 2006. He began his career with the company in 1974 at Knife River Corporation, where he served in several operating positions before becoming its chief executive officer in 1993 through April 2005.

The board also expresses its thanks to Richard H. Lewis for his service on the board, the audit committee, and the nominating and governance committee. Mr. Lewis also served on the compensation committee during his tenure. Mr. Lewis is not standing for reelection as a director after serving on the board since 2005.

All nominees for director are nominated to serve one-year terms until the annual meeting of stockholders in 2014 and until their respective successors are elected and qualified, or until their earlier resignation, removal from office, or death.

We have provided information below about our nominees, all of whom are incumbent directors, including their ages, years of service as directors, business experience, and service on other boards of directors, including any other directorships held during the past five years. We have also included information about each nominee’s specific experience, qualifications, attributes, or skills that led the board to conclude that he or she should serve as a director of MDU Resources Group, Inc. at the time we file our proxy statement, in light of our business and structure. Unless we specifically note below, no corporation or organization referred to below is a subsidiary or other affiliate of MDU Resources Group, Inc.

Director Nominees

Thomas Everist	Director Since 1995
Age 63	Compensation Committee

Mr. Everist has served as president and chairman of The Everist Company, Sioux Falls, South Dakota, an aggregate, concrete, and asphalt production company, since April 15, 2002. He has been a managing member of South Maryland Creek Ranch, LLC, a land development company, since June 2006, and president of SMCR, Inc., an investment company, since June 2006. He was previously president and chairman of L.G. Everist, Inc., Sioux Falls, South Dakota, an aggregate production company, from 1987 to April 15, 2002. He held a number of positions in the aggregate and construction industries prior to assuming his current position with The Everist Company. He is a director of Showplace Wood Products, Sioux Falls, South Dakota, a custom cabinets manufacturer, and has been a director of Raven Industries, Inc., Sioux Falls, South Dakota, a general manufacturer of electronics, flow controls, and engineered films since 1996, and its chairman of the board since April 1, 2009. Mr. Everist has served as a director and chairman of the board of Everist Genomics, Inc., Ann Arbor, Michigan, which provides solutions for personalized medicines since 2002. He served as Everist Genomics’ chief executive officer from August 2012 to December 2012. He was a director of Angiologix Inc., Mountain View, California, a medical diagnostic device company, from July 2010 through October 2011 when it was acquired by Everist Genomics, Inc. He has been a director of Bell, Inc., Sioux Falls, South Dakota, a manufacturer of folding cartons and packages, since April 2011.

Mr. Everist attended Stanford University where he received a bachelor’s degree in mechanical engineering and a master’s degree in construction management. He is active in the Sioux Falls community and currently serves as a director on the Sanford Health Foundation, a non-profit charitable health services organization, and as a member of the Council of Advisors for Searching for Solutions Institute, a non-profit public foundation that provides leaders with resources to address critical social issues. From July 2001 to June 2006, he served on the South Dakota Investment Council, the state agency responsible for prudently investing state funds.

The board concluded that Mr. Everist should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. A significant portion of MDU Resources Group, Inc.’s earnings is derived from its construction services and aggregate mining businesses. Mr. Everist has considerable business experience in this area, with more than 39 years in the aggregate and construction materials industry. He has also demonstrated success in his business and leadership skills, serving as president and chairman of his companies for over 25 years. We value other public company board service. Mr. Everist has experience serving as a director and now chairman of another public company, which enhances his contributions to our board. His leadership skills and experience with his own companies and on other boards enable him to be an effective board member and compensation committee chairman. Mr. Everist is our longest serving board member, providing 18 years of board experience as well as extensive knowledge of our business.

MDU Resources Group, Inc. Proxy Statement	3

Proxy Statement

Karen B. Fagg	Director Since 2005
Age 59	Nominating and Governance Committee
Compensation Committee

Ms. Fagg served as vice president of DOWL LLC, d/b/a DOWL HKM, an engineering and design firm, from April 2008 until her retirement on December 31, 2011. Ms. Fagg was president from April 1, 1995 through March 2008, and chairman and majority owner from June 2000 through March 2008 of HKM Engineering, Inc., Billings, Montana, an engineering and physical science services firm. HKM Engineering, Inc. merged with DOWL LLC on April 1, 2008. Ms. Fagg was employed with MSE, Inc., Butte, Montana, an energy research and development company, from 1976 through 1988, and from 1993 to April 1995 she served as vice president of operations and corporate development director. From 1989 through 1992, Ms. Fagg served a four-year term as director of the Montana Department of Natural Resources and Conservation, Helena, Montana, the state agency charged with promoting stewardship of Montana’s water, soil, energy, and rangeland resources; regulating oil and gas exploration and production; and administering several grant and loan programs.

Ms. Fagg has a bachelor’s degree in mathematics from Carroll College in Helena, Montana. She served on the board for St. Vincent’s Healthcare from October 2003 until October 2009, including a term as board chair, on the board of Deaconess Billings Clinic Health System from 1994 to 2002, as a member of the Board of Trustees of Carroll College from 2005 through 2010, and on the board of advisors of the Charles M. Bair Family Trust from 2008 to July 2011, including a term as board chair. She has been a member of the board of directors of the Billings Chamber of Commerce since July 2009 and a member of the Billings Catholic School Board since December 2011. From 2007 until December 31, 2011, she was a member of the Montana State University Engineering Advisory Council, whose responsibilities include evaluating the mission and goals of the College of Engineering and assisting in the development and implementation of the college’s strategic plan. From 2002 through 2006, she served on the Montana Board of Investments, the state agency responsible for prudently investing state funds. From 2001 to 2005, she served on the board of Montana State University’s Advanced Technology Park. From 1998 to 2007, she served on the ZooMontana Board and as vice chair from 2005 to 2006.

The board concluded that Ms. Fagg should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Construction and engineering, energy, and the responsible development of natural resources are all important aspects of our business. Ms. Fagg has business experience in all these areas, including 17 years of construction and engineering experience at DOWL HKM and its predecessor, HKM Engineering, Inc., where she served as vice president, president, and chairman. Ms. Fagg has also had 14 years of experience in energy research and development at MSE, Inc., where she served as vice president of operations and corporate development director, and four years focusing on stewardship of natural resources as director of the Montana Department of Natural Resources and Conservation. In addition to her industry experience, Ms. Fagg brings to our board 13 years of business leadership and management experience as president and chairman of her own company, as well as knowledge and experience acquired through her service on a number of Montana state and community boards.

David L. Goodin	Director Since January 4, 2013
Age 51	President and Chief Executive Officer

Mr. Goodin was elected president and chief executive officer and a director of the company effective January 4, 2013. Prior to that, he served as chief executive officer and president of Intermountain Gas Company effective October 2008, chief executive officer of Cascade Natural Gas Corporation, Montana-Dakota Utilities Co., and Great Plains Natural Gas Co. effective June 2008, president of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. effective March 2008, and president of Cascade Natural Gas Corporation effective July 2007. He began his career with the company in 1983 at Montana-Dakota Utilities Co., where he served as a division electrical engineer effective May 1983, division electric superintendent effective February 1989, electric systems supervisor effective August 1993, electric systems manager effective April 1999, vice president-operations effective January 2000, and executive vice president-operations and acquisitions effective January 2007. He additionally serves as an executive officer and as chairman of the company’s principal subsidiaries and of the managing committees of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co.

Mr. Goodin has a bachelor of science degree in electrical and electronics engineering from North Dakota State University, a masters in business administration from the University of North Dakota, and has completed the Advanced Management Program at Harvard School of Business. Mr. Goodin is a registered professional engineer in North Dakota. He is a member of the U.S. Bancorp Western North Dakota Advisory Board. Mr. Goodin is involved in numerous civic organizations, including serving on the board of directors of Sanford Bismarck, the Missouri Valley YMCA, and as trustee for the Bismarck State College Foundation. He is a past board member of several industry associations, including the American Gas Association, the Edison Electric Institute, the North Central Electric Association, the Midwest ENERGY Association, and the North Dakota Lignite Council. Mr. Goodin received the University of Mary Entrepreneurship Award in 2009.

4	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The board concluded that Mr. Goodin should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. As chief executive officer of MDU Resources Group, Inc., Mr. Goodin is one of only two officers of the company to sit on our board. With over 29 years of significant, hands-on experience at our company, Mr. Goodin’s long history and deep knowledge and understanding of MDU Resources Group, Inc., its operating companies, and its lines of business will bring continuity to the board. Mr. Goodin has demonstrated his leadership abilities and his commitment to our company through his long service to the company and more recently as chief executive officer and president of the four utility companies. He demonstrated strong leadership skills in integrating Cascade Natural Gas Corporation and Intermountain Gas Company while meeting and exceeding profitability goals. The board’s unanimous election of Mr. Goodin to succeed Mr. Hildestad as our president and chief executive officer was a result of our comprehensive succession planning process led by the board of directors during which the board had the opportunity to interact with and evaluate our executive officers. The board selected Mr. Goodin because it became clear to the board through this process that he had the strategic vision, operational experience, passion, and values to lead the future growth of the company. The board believes these characteristics make him well-suited to serve on our board, particularly in this challenging economic environment.

A. Bart Holaday	Director Since 2008
Age 70	Audit Committee
Nominating and Governance Committee

Mr. Holaday headed the Private Markets Group of UBS Asset Management and its predecessor entities for 15 years prior to his retirement in 2001, during which time he managed more than $19 billion in investments. Prior to that he was vice president and principal of the InnoVen Venture Capital Group, a venture capital investment firm. He was founder and president of Tenax Oil and Gas Corporation, an onshore Gulf Coast exploration and production company, from 1980 through 1982. He has four years of senior management experience with Gulf Oil Corporation, a global energy and petrochemical company, and eight years of senior management experience with the federal government, including the Department of Defense, Department of the Interior, and the Federal Energy Administration. He is currently the president and owner of Dakota Renewable Energy Fund, LLC, which invests in small companies in North Dakota. He is a member of the investment advisory board of Commons Capital LLC, a venture capital firm; is a director of Hull Investments, LLC, a private entity that combines nonprofit activities and investments; is a member of the board of directors of Adams Street Partners, LLC, a private equity investment firm, Alerus Financial, a financial services company, Jamestown College, the United States Air Force Academy Endowment (former chairman), the Falcon Foundation (director and former vice president), which provides scholarships to Air Force Academy applicants, the Center for Innovation Foundation at the University of North Dakota (trustee and former chairman) and the University of North Dakota Foundation; is chairman and chief executive officer of the Dakota Foundation, a nonprofit foundation that fosters social entrepreneurship; and is a member of the board of trustees for The Colorado Springs Child Nursery Centers Foundation, a non-profit organization that supports the operations of Early Connections Learning Centers, a non-profit child care organization in Colorado, and Discover Goodwill of southern and western Colorado, a non-profit organization providing job training, placement, and retention programs for people transitioning from welfare to work. He is a past member of the board of directors of the National Venture Capital Association, Walden University, and the U.S. Securities and Exchange Commission advisory committee on the regulation of capital markets.

Mr. Holaday has a bachelor’s degree in engineering sciences from the U.S. Air Force Academy. He was a Rhodes Scholar, earning a bachelor’s degree and a master’s degree in politics, philosophy, and economics from Oxford University. He also earned a law degree from George Washington Law School and is a Chartered Financial Analyst. In 2005, he was awarded an honorary Doctor of Letters from the University of North Dakota.

The board concluded that Mr. Holaday should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. MDU Resources Group, Inc. has significant operations in the natural gas and oil industry where Mr. Holaday has knowledge and experience. He founded and served as president of Tenax Oil and Gas Corporation. He has four years experience in senior management with Gulf Oil Corporation and 16 years of experience managing private equity investments, including investments in oil and gas, as the head of the Private Markets Group of UBS Asset Management and its predecessor organizations. This business experience demonstrates his leadership skills and success in the oil and gas industry. Mr. Holaday brings to the board his extensive finance and investment experience, as well as his business development skills acquired through his work at UBS Asset Management, Tenax Oil and Gas Corporation, Gulf Oil Corporation, and several private equity investment firms. This will enhance the knowledge of the board and provide useful insights and guidance to management in connection not only with our natural gas and oil business, but with all of our businesses.

MDU Resources Group, Inc. Proxy Statement	5

Proxy Statement

Dennis W. Johnson	Director Since 2001
Age 63	Audit Committee

Mr. Johnson is chairman, chief executive officer, and president of TMI Corporation, and chairman and chief executive officer of TMI Systems Design Corporation, TMI Transport Corporation, and TMI Storage Systems Corporation, all of Dickinson, North Dakota, manufacturers of casework and architectural woodwork. He has been employed at TMI since 1974 serving as president or chief executive officer since 1982. Mr. Johnson is serving his thirteenth year as president of the Dickinson City Commission. He served as a director of the Federal Reserve Bank of Minneapolis from 1993 to 1998. He is a past member and chairman of the Theodore Roosevelt Medora Foundation.

Mr. Johnson has a bachelor of science degree in electrical and electronics engineering, as well as a master of science degree in industrial engineering from North Dakota State University. He has served on numerous industry, state, and community boards, including the North Dakota Workforce Development Council (chairperson), the Decorative Laminate Products Association, the North Dakota Technology Corporation, St. Joseph Hospital Life Care Foundation, St. John Evangelical Lutheran Church, Dickinson State University Foundation, the executive operations committee of the University of Mary Harold Schafer Leadership Center, the Dickinson United Way, and the business advisory council of the Steffes Corporation, a metal manufacturing and engineering firm. He also served on North Dakota Governor Sinner’s Education Action Commission, the North Dakota Job Service Advisory Council, the North Dakota State University President’s Advisory Council, North Dakota Governor Schafer’s Transition Team, and chaired North Dakota Governor Hoeven’s Transition Team. He has received numerous awards including the 1991 Regional Small Business Person of the Year Award and the Greater North Dakotan Award.

The board concluded that Mr. Johnson should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Mr. Johnson has over 38 years of experience in business management, manufacturing, and finance, and has demonstrated his success in these areas, holding positions as chairman, president, and chief executive officer of TMI for 31 years, as well as through his prior service as a director of the Federal Reserve Bank of Minneapolis. His finance experience and leadership skills enable him to make valuable contributions to our audit committee, which he has chaired for nine years. As a result of his service on a number of state and local organizations in North Dakota, Mr. Johnson has significant knowledge of local, state, and regional issues involving North Dakota, a state where we have significant operations and assets.

Thomas C. Knudson	Director Since 2008
Age 66	Compensation Committee

Mr. Knudson has been president of Tom Knudson Interests since its formation on January 14, 2004. Tom Knudson Interests provides consulting services in energy, sustainable development, and leadership. Mr. Knudson began employment with Conoco Oil Company (Conoco) in May 1975 and retired in 2004 from Conoco’s successor, ConocoPhillips, as senior vice president of human resources and government affairs and communications. Mr. Knudson served as a member of ConocoPhillips’ management committee. His diverse career at Conoco and ConocoPhillips included engineering, operations, business development, and commercial assignments. He was the founding chairman of the Business Council for Sustainable Development in both the United States and the United Kingdom. He has been a director of Bristow Group Inc. since June 2004 and its chairman of the board of directors since August 2006, and was a director of Natco Group Inc. from April 2005 to November 2009 and Williams Partners LP from November 2005 to September 2007. Bristow Group Inc. is a leading provider of helicopter services to the offshore oil industry. Natco Group Inc. is a leading manufacturer of oil and gas processing equipment. Williams Partners LP owns natural gas gathering, transportation, processing, and treating assets, and also has natural gas liquids fractionating and storage assets.

Mr. Knudson has a bachelor’s degree in aerospace engineering from the U.S. Naval Academy and a master’s degree in aerospace engineering from the U.S. Naval Postgraduate School. He served as a naval aviator, flying combat missions in Vietnam, and was a lieutenant commander in 1974 when he was honorably discharged. He has served as an adjunct professor at the Jones Graduate School of Management at Rice University. Mr. Knudson has served on the boards of a number of petroleum industry associations, Covenant House Texas, and The Houston Museum of Natural Science. He has served on the National Council of Methodist Neurological Institute since October 2011, as a Trustee of the Episcopal Seminary of the Southwest, Austin, Texas, since February 2012, and as a board member of the National Association of Corporate Directors (NACD), Texas Tri-Cities Chapter, since December 2012. He holds the designation of Board Leadership Fellow from the NACD.

6	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The board concluded that Mr. Knudson should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. A significant portion of our earnings is derived from natural gas and oil production and the transportation, storage, and gathering of natural gas. Mr. Knudson has extensive knowledge and experience in this industry as a result of his prior employment with Conoco and ConocoPhillips, as well as through his service on the boards of Natco Group Inc. and Williams Partners LP. Mr. Knudson has a broad background in engineering, operations, and business development, as well as service on the management committee at Conoco and ConocoPhillips, which bring additional experience and perspective to our board. His service as senior vice president of human resources at ConocoPhillips makes him an excellent fit for our compensation committee. Sustainable business development is also an important aspect of our business, and Mr. Knudson, as the founding chairman of the Business Council for Sustainable Development, brings to our board significant experience and knowledge in this area. Mr. Knudson also has significant knowledge of local, state, and regional issues involving Texas, a state where we have important operations and assets.

Patricia L. Moss	Director Since 2003
Age 59	Compensation Committee
Nominating and Governance Committee

Ms. Moss served as the president and chief executive officer of Cascade Bancorp, a financial holding company in Bend, Oregon, from 1998 to January 3, 2012. She served as the chief executive officer of Cascade Bancorp’s principal subsidiary, Bank of the Cascades, from 1993 to January 3, 2012, serving also as president from 1993 to 2003. From 1987 to 1998, Ms. Moss served as chief operating officer, chief financial officer, and corporate secretary of Cascade Bancorp. Ms. Moss has been a director of Cascade Bancorp since 1993 and a director of Bank of the Cascades since 1998 and was elected vice chairman of both boards effective January 3, 2012. Ms. Moss also serves as a director of the Oregon Investment Fund Advisory Council, a state-sponsored program to encourage the growth of small businesses within Oregon, co-chairs the Oregon Growth Board, a state agency created to provide recommendations to connect businesses to sources of capital, and serves on the City of Bend’s Juniper Ridge management advisory board.

Ms. Moss graduated magna cum laude with a bachelor of science degree in business administration from Linfield College in Oregon and did master’s studies at Portland State University. She received commercial banking school certification at the ABA Commercial Banking School at the University of Oklahoma. She served as a director of the Oregon Business Council, whose mission is to mobilize business leaders to contribute to Oregon’s quality of life and economic prosperity; the Cascades Campus Advisory Board of the Oregon State University; the North Pacific Group, Inc., a wholesale distributor of building materials, industrial and hardwood products, and other specialty products; the Aquila Tax Free Trust of Oregon, a mutual fund created especially for the benefit of Oregon residents; Clear Choice Health Plans Inc., a multi-state insurance company; and as a director and chair of the St. Charles Medical Center.

In August 2009, the Federal Deposit Insurance Corporation and the Oregon Division of Finance and Corporate Securities entered into a consent agreement with Bank of the Cascades that requires the bank to develop and adopt a plan to maintain the capital necessary for it to be “well-capitalized,” to improve its lending policies and its allowance for loan losses, to increase its liquidity, to retain qualified management, and to increase the participation of its board of directors in the affairs of the bank. In October 2009, the bank’s parent, Cascade Bancorp, entered into a written agreement with the Federal Reserve Bank of San Francisco and the Oregon Division relating largely to improving the financial condition of Cascade Bancorp and the Bank of the Cascades. Cascade Bancorp reported in its third quarter 2012 Form 10-Q that at December 31, 2011, Cascade Bancorp and the Bank did not meet the written agreement’s leverage ratio requirement and as a result they had filed a required update to their capital plan, which was accepted by their regulators. On September 30, 2012, Bancorp and the Bank had met this requirement. The order remains in place until lifted by the regulators.

The board concluded that Ms. Moss should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. A significant portion of MDU Resources Group, Inc.’s utility, construction services, and contracting operations are located in the Pacific Northwest. Ms. Moss has first-hand business experience and knowledge of the Pacific Northwest economy and local, state, and regional issues through her executive positions at Cascade Bancorp and Bank of the Cascades, where she gained over 30 years of experience. Ms. Moss provides to our board her experience in finance and banking, as well as her experience in business development through her work at Cascade Bancorp and on the Oregon Investment Advisory Council, the Oregon Business Council, and the Oregon Growth Board. This business experience demonstrates her leadership abilities and success in the finance and banking industry. Ms. Moss is also certified as a Senior Professional in Human Resources, which makes her well-suited for our compensation committee. In deciding that Ms. Moss should be renominated as a director, the board was mindful of the consent agreement with Bank of the Cascades, but concluded that Ms. Moss brought the many skills and experiences discussed above to our board and had proved herself to be a dedicated and hard-working director.

MDU Resources Group, Inc. Proxy Statement	7

Proxy Statement

Harry J. Pearce	Director Since 1997
Age 70	Chairman of the Board

Mr. Pearce was elected chairman of the board of the company on August 17, 2006. Prior to that, he served as lead director effective February 15, 2001, and was vice chairman of the board from November 16, 2000 until February 15, 2001. Mr. Pearce has been a director of Marriott International, Inc., a major hotel chain, since 1995. He was a director of Nortel Networks Corporation, a global telecommunications company, from January 11, 2005 to August 10, 2009, serving as chairman of the board from June 29, 2005. He retired on December 19, 2003, as chairman of Hughes Electronics Corporation, a General Motors Corporation subsidiary and provider of digital television entertainment, broadband satellite network, and global video and data broadcasting. He had served as chairman since June 1, 2001. Mr. Pearce was vice chairman and a director of General Motors Corporation, one of the world’s largest automakers, from January 1, 1996 to May 31, 2001, and was general counsel from 1987 to 1994. He served on the President’s Council on Sustainable Development and co-chaired the President’s Commission on the United States Postal Service. Prior to joining General Motors, he was a senior partner in the Pearce & Durick law firm in Bismarck, North Dakota. Mr. Pearce is a director of the United States Air Force Academy Endowment and a member of the Advisory Board of the University of Michigan Cancer Center. He is a Fellow of the American College of Trial Lawyers and a member of the International Society of Barristers. He also serves on the Board of Trustees of Northwestern University. He has served as a chairman or director on the boards of numerous nonprofit organizations, including as chairman of the board of Visitors of the U.S. Air Force Academy, chairman of the National Defense University Foundation, and chairman of the Marrow Foundation. Mr. Pearce received a bachelor’s degree in engineering sciences from the U.S. Air Force Academy and a juris doctor degree from Northwestern University’s School of Law.

The board concluded that Mr. Pearce should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. MDU Resources Group, Inc. values public company leadership and the experience directors gain through such leadership. Mr. Pearce is recognized nationally, as well as in the State of North Dakota, as a business leader and for his business acumen. He has multinational business management experience and proven leadership skills through his position as vice chairman at General Motors Corporation, as well as through his extensive service on the boards of large public companies, including Marriott International, Inc.; Hughes Electronics Corporation, where he was chairman; and Nortel Networks Corporation, where he also was chairman. He also brings to our board his long experience as a practicing attorney. In addition, Mr. Pearce is focused on corporate governance issues and is the founding chair of the Chairmen’s Forum, an organization comprised of non-executive chairmen of publicly-traded companies. Participants in the Chairmen’s Forum discuss ways to enhance the accountability of corporations to owners and promote a deeper understanding of independent board leadership and effective practices of board chairmanship. The board also believes that Mr. Pearce’s values and commitment to excellence make him well-suited to serve as chairman of our board.

J. Kent Wells	Director Since January 4, 2013
Age 56	Vice Chairman of the Corporation
President and Chief Executive Officer
of Fidelity Exploration & Production Company

Mr. Wells was elected vice chairman of the company and a director effective January 4, 2013, and continues to serve as president and chief executive officer of Fidelity Exploration & Production Company, our natural gas and oil production business, the position for which he was hired effective May 2, 2011. Prior to that he was senior vice president of exploration and production for BP America, Inc. (BP) from June 2007 until October 2010, when he was named BP’s group senior vice president for global deepwater response until March 31, 2011. He also served as general manager of Abu Dhabi Company for Onshore Oil Operations from February 2005 until June 2007; vice president, Gulf of Mexico shelf, for BP from 2002 to 2005; vice president, Rockies, for BP from 2000 to 2002; general manager of Crescendo Resources LP from 1997 to 2000; manager, Hugoton, for Amoco Production Company, Inc. (Amoco) from 1993 to 1996; manager, operations, for Amoco in 1993; resource manager for Amoco from 1988 to 1993; executive assistant for Amoco from 1987 to 1988; engineering supervisor for Amoco Canada Petroleum Company (Amoco Canada) from 1983 to 1987; and petroleum engineer for Amoco Canada from 1979 to 1983. Mr. Wells received a bachelor’s degree in mechanical engineering from the Queen’s University, Kingston, Ontario, Canada in 1979.

The board concluded that Mr. Wells should serve as director of MDU Resources Group, Inc. in light of our business and structure, at the time we file our proxy statement for the following reasons. A significant portion of our earnings is derived from natural gas and oil production. One of the company’s strategic objectives is to achieve product diversity in the midstream segment of the oil and gas industry. Mr. Wells brings to our board significant experience and knowledge of the oil and gas business, including the midstream segment. He has

8	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

more than 33 years of natural gas and oil experience, including several years in senior leadership positions at BP, the world’s third largest integrated oil company, and a publicly traded company. He was senior vice president of exploration and production for BP’s U.S. natural gas operations from 2007 until October 2010 with responsibility for BP’s onshore natural gas business throughout the United States, encompassing both exploration and production, and midstream business. His strong track record in natural gas and oil production includes experience in shale formations similar to the company’s current development focus. He has firsthand experience in the Rockies and Texas, where a large portion of Fidelity Exploration & Production Company’s reserves are concentrated. Mr. Wells’ combination of expertise and experience, along with his success in leadership roles with a large publicly traded company, will complement the skills of the current board members.

John K. Wilson	Director Since 2003
Age 58	Audit Committee

Mr. Wilson was president of Durham Resources, LLC, a privately held financial management company, in Omaha, Nebraska, from 1994 to December 31, 2008. He previously was president of Great Plains Energy Corp., a public utility holding company and an affiliate of Durham Resources, LLC, from 1994 to July 1, 2000. He was vice president of Great Plains Natural Gas Co., an affiliate company of Durham Resources, LLC, until July 1, 2000. The company bought Great Plains Energy Corp. and Great Plains Natural Gas Co. on July 1, 2000. Mr. Wilson also served as president of the Durham Foundation and was a director of Bridges Investment Fund, a mutual fund, and the Greater Omaha Chamber of Commerce. He is presently a director of HDR, Inc., an international architecture and engineering firm, Tetrad Corporation, a privately held investment company, both based in Omaha, and serves on the advisory board of Duncan Aviation, an aircraft service provider, headquartered in Lincoln, Nebraska. He currently serves as executive director of the Robert B. Daugherty Charitable Foundation, Omaha, Nebraska, and formerly served on the advisory board of U.S. Bank NA Omaha.

Mr. Wilson is a certified public accountant, on inactive status. He received his bachelor’s degree in business administration, cum laude, from the University of Nebraska – Omaha. During his career, he was an audit manager at Peat, Marwick, Mitchell (now known as KPMG), controller for Great Plains Natural Gas Co., and chief financial officer and treasurer for all Durham Resources entities.

The board concluded that Mr. Wilson should serve as a director of MDU Resources Group, Inc., in light of our business and structure, at the time we file our proxy statement for the following reasons. Mr. Wilson has an extensive background in finance and accounting, as well as extensive experience with mergers and acquisitions, through his education and work experience at a major accounting firm and his later positions as controller and vice president of Great Plains Natural Gas Co., president of Great Plains Energy Corp., and president, chief financial officer, and treasurer for Durham Resources, LLC and all Durham Resources entities. The electric and natural gas utility business was our core business when our company was founded in 1924. That business now operates through four utilities: Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company. Mr. Wilson is our only non-employee director with direct experience in this area through his prior positions at Great Plains Natural Gas Co. and Great Plains Energy Corp. In addition, Mr. Wilson’s extensive finance and accounting experience make him well-suited for our audit committee.

The board of directors recommends a vote “for” each nominee.

A majority of votes cast is required to elect a director in an uncontested election. A majority of votes cast means the number of votes cast “for” a director’s election must exceed the number of votes cast “against” the director’s election. “Abstentions” and “broker non-votes” do not count as votes cast “for” or “against” the director’s election. In a contested election, which is an election in which the number of nominees for director exceeds the number of directors to be elected and which we do not anticipate, directors will be elected by a plurality of the votes cast.

Unless you specify otherwise when you submit your proxy, the proxies will vote your shares of common stock “for” all directors nominated by the board of directors. If a nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the proxies will vote your shares in their discretion for another person nominated by the board.

Our policy on majority voting for directors contained in our corporate governance guidelines requires any proposed nominee for re-election as a director to tender to the board, prior to nomination, his or her irrevocable resignation from the board that will be effective, in an uncontested election of directors only, upon:

•	receipt of a greater number of votes “against” than votes “for” election at our annual meeting of stockholders and

•	acceptance of such resignation by the board of directors.

MDU Resources Group, Inc. Proxy Statement	9

Proxy Statement

Following certification of the stockholder vote, the nominating and governance committee will promptly recommend to the board whether or not to accept the tendered resignation. The board will act on the nominating and governance committee’s recommendation no later than 90 days following the date of the annual meeting.

Brokers may not vote your shares on the election of directors if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

ITEM 2. RATIFICATION OF INDEPENDENT AUDITORS

The audit committee at its February 2013 meeting appointed Deloitte & Touche LLP as our independent auditors for fiscal year 2013. The board of directors concurred with the audit committee’s decision. Deloitte & Touche LLP has served as our independent auditors since fiscal year 2002.

Although your ratification vote will not affect the appointment or retention of Deloitte & Touche LLP for 2013, the audit committee will consider your vote in determining its appointment of our independent auditors for the next fiscal year. The audit committee, in appointing our independent auditors, reserves the right, in its sole discretion, to change an appointment at any time during a fiscal year if it determines that such a change would be in our best interests.

A representative of Deloitte & Touche LLP will be present at the annual meeting and will be available to respond to appropriate questions. We do not anticipate that the representative will make a prepared statement at the meeting; however, he or she will be free to do so if he or she chooses.

The board of directors recommends a vote “for” the ratification of
Deloitte & Touche LLP as our independent auditors for 2013.

Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2013 requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes against this proposal.

ACCOUNTING AND AUDITING MATTERS

Fees
The following table summarizes the aggregate fees that our independent auditors, Deloitte & Touche LLP, billed or are expected to bill us for professional services rendered for 2012 and 2011:

	2012	2011	*
Audit Fees (a)	$2,400,000	$2,456,046
Audit-Related Fees(b)	63,110	216,410
Tax Fees(c)	23,566	0
All Other Fees(d)	0	0
Total Fees(e)	$2,486,676	$2,672,456
Ratio of Tax and All Other Fees to Audit and Audit-Related Fees	0.96%	0.00%
*	The 2011 amounts were adjusted from amounts shown in the 2012 proxy statement to reflect actual amounts.
(a)

Audit fees for 2012 and 2011 consisted of services rendered for the audit of our annual financial statements, reviews of quarterly financial statements, statutory and regulatory audits, compliance with loan covenants, reviews of financial statements for MDU Construction Services Group, Inc. and subsidiaries, agreed upon procedures associated with the annual submission of financial assurance to the North Dakota Department of Health, filing Form S-3 registration statements (2011 only), and work related to responding to a comment letter from the Securities and Exchange Commission (2011 only).

(b)

Audit-related fees for 2012 and 2011 are associated with accounting research assistance, workpaper review requested by the Idaho Public Utilities Commission (2012 only), the compliance audit for the U.S. Department of Energy (2012 only), and accounting consultation in connection with due diligence (2011 only).

(c)	Tax fees for 2012 relate to the review of permanent tax benefits associated with Medicare Part D subsidies. There were no tax fees for 2011.
(d)	There were no all other fees for 2012 and 2011.
(e)	Total fees reported above include out-of-pocket expenses related to the services provided of $332,210 for 2012 and $305,346 for 2011.

10	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Pre-Approval Policy
The audit committee pre-approved all services Deloitte & Touche LLP performed in 2012 in accordance with the pre-approval policy and procedures the audit committee adopted at its August 12, 2003 meeting. This policy is designed to achieve the continued independence of Deloitte & Touche LLP and to assist in our compliance with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and related rules of the Securities and Exchange Commission.

The policy defines the permitted services in each of the audit, audit-related, tax, and all other services categories, as well as prohibited services. The pre-approval policy requires management to submit annually for approval to the audit committee a service plan describing the scope of work and anticipated cost associated with each category of service. At each regular audit committee meeting, management reports on services performed by Deloitte & Touche LLP and the fees paid or accrued through the end of the quarter preceding the meeting. Management may submit requests for additional permitted services before the next scheduled audit committee meeting to the designated member of the audit committee, Dennis W. Johnson, for approval. The designated member updates the audit committee at the next regularly scheduled meeting regarding any services that he approved during the interim period. At each regular audit committee meeting, management may submit to the audit committee for approval a supplement to the service plan containing any request for additional permitted services.

In addition, prior to approving any request for audit-related, tax, or all other services of more than $50,000, Deloitte & Touche LLP will provide a statement setting forth the reasons why rendering of the proposed services does not compromise Deloitte & Touche LLP’s independence. This description and statement by Deloitte & Touche LLP may be incorporated into the service plan or as an exhibit thereto or may be delivered in a separate written statement.

ITEM 3. APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Securities Exchange Act of 1934 and Rule 14a-21(a), we are asking our stockholders to approve, in a separate advisory vote, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. As discussed in the compensation discussion and analysis, our compensation committee and board of directors believe that our current executive compensation program directly links compensation of our named executive officers to our financial performance and aligns the interests of our named executive officers with those of our stockholders. Our compensation committee and board of directors also believe that our executive compensation program provides our named executive officers with a balanced compensation package that includes an appropriate base salary along with competitive annual and long-term incentive compensation targets. These incentive programs are designed to reward our named executive officers on both an annual and long-term basis if they attain specified goals.

Our overall compensation program and philosophy is built on a foundation of these guiding principles:

•	we pay for performance, with over 50% of our 2012 total target direct compensation in the form of incentive compensation

•

we assess the relationship between our named executive officers’ pay and performance on key financial metrics – revenue, profit, return on invested capital, and stockholder return – in comparison to our performance graph peer group

•	we review competitive compensation data for our named executive officers, to the extent available, and incorporate internal equity in the final determination of target compensation levels

•	we determine annual performance incentives based on financial criteria that are important to stockholder value, including earnings per share and return on invested capital and

•	we determine long-term performance incentives based on total stockholder return relative to our performance graph peer group.

We are asking our stockholders to indicate their approval of our named executive officer compensation as disclosed in this proxy statement, including the compensation discussion and analysis, the executive compensation tables, and narrative discussion. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers for 2012. Accordingly, the following resolution is submitted for stockholder vote at the 2013 annual meeting:

RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

MDU Resources Group, Inc. Proxy Statement	11

Proxy Statement

As this is an advisory vote, the results will not be binding on the company, the board of directors, or the compensation committee and will not require us to take any action. The final decision on the compensation of our named executive officers remains with our compensation committee and our board of directors, although our board and compensation committee will consider the outcome of this vote when making future compensation decisions. As the board of directors determined at its meeting in May 2011, we will provide our stockholders with the opportunity to vote on our named executive officer compensation at every annual meeting until the next required vote on the frequency of stockholder votes on named executive officer compensation. The next required vote on frequency will occur at the 2017 annual meeting of stockholders.

The board of directors recommends a vote “for” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement.

Approval of the compensation of our named executive officers requires the affirmative vote of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will count as votes against this proposal. Broker non-votes are not counted as voting power present and, therefore, are not counted in the vote.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following compensation discussion and analysis may contain statements regarding corporate performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Summary of Company Performance and Named Executive Officer Compensation – 2012 Compared to 2011
Our named executive officers for 2012 were:

•	Terry D. Hildestad, our president and chief executive officer, who retired January 3, 2013

•	Doran N. Schwartz, our vice president and chief financial officer

•	William E. Schneider, our executive vice president of Bakken development, a role he assumed on January 1, 2012

•

J. Kent Wells, who led our exploration and production segment as president and chief executive officer of Fidelity Exploration & Production Company, a direct wholly-owned subsidiary of WBI Holdings, Inc., and

•

Steven L. Bietz, who led our pipeline and energy services segment as president and chief executive officer of WBI Holdings, Inc., which is the parent company of WBI Energy, Inc. and WBI Energy Services, Inc.

In addition to the business segments above, we have the following business segments:

•

electric and natural gas distribution[1] under the leadership of David L. Goodin, who was during 2012 the president and chief executive officer of Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company, and who was promoted, effective January 4, 2013, to be president and chief executive officer of MDU Resources Group, Inc., and

•

construction services segment and construction materials and contracting segment under the leadership of John G. Harp, who is the chief executive officer of MDU Construction Services Group, Inc. and Knife River Corporation.

1	Natural gas distribution is a separate business segment, although we are showing it combined in this discussion.

12	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Financial Results for 2012 and 2011
Our consolidated financial results for 2012 was a loss of $1.4 million compared to 2011 earnings of $212.3 million. Adjusted earnings were $216.8 million for 2012, compared to 2011 adjusted earnings of $225.2 million. The following table compares 2012 results to 2011 results on a business segment basis. Adjusted earnings and information in the table below contain non-GAAP numbers. Please refer to the Use of Non-GAAP Financial Measures and Reconciliation of GAAP to Adjusted Earnings sections below.

Business Segment	2012 Earnings ($) (millions)	2011 Earnings ($) (millions)
Electric and Natural Gas Distribution	60.0	67.6
Pipeline and Energy Services	11.6	23.1
Exploration and Production	69.6	80.3
Construction Materials and Services	70.8	48.0
Other	4.8	6.2

Earnings Before Discontinued Operations, Noncash Write-Downs of Oil and Natural Gas Properties, and Net Benefit Related to Natural Gas Gathering Operations Litigation	216.8	225.2

Income (Loss) from Discontinued Operations, Net of Tax*	13.6	(12.9)
Effects of Noncash Write-Downs of Oil and Natural Gas Properties	(246.8)	—
Net Benefit Related to Natural Gas Gathering Operations Litigation	15.0	—
Earnings (Loss) on Common Stock	(1.4)	212.3

*	Reflects a 2012 reversal of a 2011 arbitration charge of $13.0 million after tax related to a guarantee of a construction contract

Use of Non-GAAP Financial Measures
As noted above, the company, in addition to presenting its earnings information in conformity with Generally Accepted Accounting Principles (GAAP), has provided non-GAAP earnings data that reflects an adjustment to exclude a fourth quarter 2012 $145.9 million after-tax noncash ceiling test write-down, a third quarter 2012 $100.9 million after-tax noncash ceiling test write-down, as well as an adjustment to exclude a second quarter 2012 reversal of an arbitration charge of $15.0 million after-tax. The company believes that these non-GAAP financial measures are useful to investors because the items excluded are not indicative of the company’s continuing operating results. Also, the company’s management uses these non-GAAP financial measures as indicators for planning and forecasting future periods. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.

Reconciliation of GAAP to Adjusted Earnings

	2012 Earnings ($) (millions)	2011 Earnings ($) (millions)	2012 Earnings Per Share	2011 Earnings Per Share
Earnings (Loss) on Common Stock	(1.4)	212.3	(0.01)	1.12
Discontinued Operations	(13.6)	12.9	(0.07)	0.07
Noncash Write-Downs of Oil and Natural Gas Properties	246.8	—	1.31	—
Net Benefit Related to Natural Gas Gathering Operations Litigation	(15.0)	—	(0.08)	—
Adjusted Earnings	216.8	225.2	1.15	1.19

Total Realized Pay in 2012 and 2011
The compensation committee believes considering total realized pay is equally as important as considering total compensation as presented in the summary compensation table. Total compensation as presented in the summary compensation table contains estimated values of grants of performance shares based on multiple assumptions that may or may not come to fruition. Also, the summary compensation table shows an increase in change in pension value and above-market earnings on nonqualified deferred compensation. The pension plan was frozen as of December 31, 2009, and none of the named executives’ benefit levels in the Supplemental Income Security Plan, our non-qualified retirement program, increased for 2012. The primary reason for increases in the change in pension value is due to a lower discount rate used to calculate the values.

Total realized pay, on the other hand, reflects the compensation actually earned, including the value of incentive awards if the goals are met and excluding the value of incentive awards if the goals are not met. Because we have not met certain performance measures in the last several years, our named executive officers’ total realized pay excludes the value of incentive awards that were not earned. We define total realized pay as the sum of base salary, annual incentive award paid, the value realized upon the vesting of long-term incentive awards of performance shares, and all other compensation as reported in the summary compensation table.

MDU Resources Group, Inc. Proxy Statement	13

Proxy Statement

The following table compares total realized pay for our named executives in 2012 to 2011.

Named Executive Officer	Year	Base Salary ($)	Annual Incentive Awards and Bonus Paid ($)		Value Realized upon Vesting of Performance Shares ($)	All Other Compensation ($)	Total Realized Pay ($)
Terry D. Hildestad	2012	750,000	518,250		0(1)	38,224	1,306,474
	2011	750,000	954,750		0(2)	37,499	1,742,249
Doran N. Schwartz	2012	300,000	103,650		0(1)	34,224	437,874
	2011	273,000	173,765		0(2)	33,549	480,314
Steven L. Bietz	2012	360,500	347,973		0(1)	37,884	746,357
	2011	360,500	229,198		0(2)	37,159	626,857
J. Kent Wells	2012	550,000	934,042	(3)	N/A	96,470	1,580,512
	2011	367,671	1,923,991	(4)	N/A	84,580	2,376,242
William E. Schneider	2012	447,400	200,950		0(1)	38,224	686,574
	2011	447,400	436,215		0(2)	37,499	921,114

(1)	Performance shares and dividend equivalents granted for the 2009-2011 performance period that did not vest and were forfeited because performance was below threshold.
(2)	Performance shares and dividend equivalents granted for the 2008-2010 performance period that did not vest and were forfeited because performance was below threshold.
(3)

Reflects the value of the portion of Mr. Wells’ additional 2011 annual incentive award that was paid in shares of our common stock based on our closing stock price of $21.67 on the vesting date, February 16, 2012.

(4)

Mr. Wells was hired as president and chief executive officer of Fidelity Exploration & Production Company effective May 2, 2011. Includes a cash recruitment payment of $550,000, annual incentive payment of $448,981, and additional annual incentive payment of $925,010.

Our named executive officers forfeited all performance shares and dividend equivalents for the 2009-2011 performance period because our total stockholder return in comparison to our peer group was at the 25th percentile. With respect to the annual incentive awards, our 2012 results in the construction services segment, construction materials and contracting segment, and the pipeline and energy services segment were above their performance targets, and, conversely, 2012 results for the exploration and production segment and the electric and gas distribution segments were below their threshold performance goals, with 2012 consolidated earnings per share results also below threshold. Since the corporate named executives’ annual incentives depend on achievement of the foregoing performance goals, Messrs. Hildestad’s, Schwartz’s, and Schneider’s 2012 annual incentives were paid below the target amount.

With respect to our chief executive officer, the following table further demonstrates our pay for performance approach by comparing:

•	his total realized pay, which is the sum of base salary, annual incentive awards paid, all other compensation, and the value realized upon the

	o	vesting of restricted stock during 2010

	o	vesting of performance shares during 2008, 2009, and 2010 (none vested in 2011 or 2012)

•	his total compensation as reported in the summary compensation table and

•	one-year total stockholder returns for 2008 through 2012.

14	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

5 Year CEO Compensation and Total Stockholder Return

	2008	2009	2010	2011	2012
Total Realized Pay	$1,689,799	$2,657,250	$2,344,221	$1,742,249	$1,306,474
Total Compensation from Summary Compensation Table	$3,119,702	$4,203,004	$2,860,918	$3,566,327	$2,558,778
1 Year Total Stockholder Return	-20.1%	12.9%	-11.3%	9.1%	2.1%

The yearly changes in total compensation from the summary compensation table and total realized pay align very closely with the yearly changes in total stockholder return.

Overview of 2012 Compensation for our Named Executive Officers
In 2012, we continued our approach of referencing market data to establish competitive pay levels for base salary, total annual cash, which is base salary plus target annual incentive, and total direct compensation, which is the sum of total annual cash plus the expected value of target long-term incentives. We discuss this competitive assessment in the Role of Management section below. To ensure compensation awarded to named executive officers was commensurate with competitive performance levels, we continued to compare:

•	total stockholder return results to the results of our performance graph peer group to determine payouts under our performance share program and

•

on a historical basis, our targeted and actual results on return on invested capital to the results of our performance graph peer group when the compensation committee established performance targets for annual incentives of our business segment leaders.

Our overall compensation program and philosophy is built on a foundation of these guiding principles:

•	we pay for performance, with 55.6% to 76.5% of our named executive officers’ 2012 total target direct compensation in the form of incentives

•	we determine annual performance incentives based on financial criteria that are important to stockholder value, including earnings per share and return on invested capital

•	we determine long-term performance incentives based on total stockholder return relative to our performance graph peer group

•	we review competitive compensation data for our named executive officers, to the extent available, and incorporate internal equity in the final determination of target compensation levels and

•

through our PEER Analysis, we compare our pay-for-performance results on key financial metrics – revenue, profit, return on invested capital, and stockholder return – in comparison to our performance graph peer group.

The compensation committee took the following actions with respect to 2012 compensation for our named executive officers:

•

granted a salary increase to Mr. Hildestad to recognize his effective leadership during an extended period of economic softness. Mr. Hildestad subsequently rejected the salary increase because he felt accepting the increase would be out of place since five of the thirteen Section 16 officers did not receive an increase for 2012

•	granted a salary increase to Mr. Schwartz to bring his salary closer to his salary grade midpoint

MDU Resources Group, Inc. Proxy Statement	15

Proxy Statement

•

tied 25% of our business segment leaders’ 2012 annual incentive targets to the company’s 2012 earnings per share results in order to more closely align amounts paid to these executives with total company results

•	increased Mr. Wells’ annual incentive target from 100% to 125% of base salary to mitigate the impact of the added company earnings per share goal and to reflect his impact on overall company results

•	continued to link our corporate executives’ – i.e., Messrs. Hildestad, Schwartz, and Schneider – 2012 annual incentive awards to the achievement of our business segments’ performance goals

•

did not approve payment of any performance shares or dividend equivalents granted in 2009 for the 2009-2011 performance period due to our total stockholder return for the 2009-2011 performance period placing us in the 25th percentile compared to our performance graph peer group and

•	granted no increases under our Supplemental Income Security Plan, which is a nonqualified retirement plan that provides benefits to our key managers and four of our named executive officers.

In addition, our Section 16 officers who had change of control employment agreements agreed to the early termination of their agreements, effective November 1, 2012.

Objectives of our Compensation Program

We structure our compensation program to help retain and reward the executive officers who we believe are critical to our long-term success. We have a written executive compensation policy for our Section 16 officers, including all our named executive officers. Our policy’s stated objectives are to:

•	recruit, motivate, reward, and retain high performing executive talent required to create superior long-term total stockholder return in comparison to our peer group

•	reward executives for short-term performance, as well as the growth in enterprise value over the long-term

•	provide a competitive package relative to industry-specific and general industry comparisons and internal equity, as appropriate

•	ensure effective utilization and development of talent by working in concert with other management processes – for example, performance appraisal, succession planning, and management development and

•	help ensure that compensation programs do not encourage or reward excessive or imprudent risk taking.

Elements of our Compensation Program
We pay/grant:

•

base salaries in order to provide executive officers with sufficient, regularly-paid income and attract, recruit, and retain executives with the knowledge, skills, and abilities necessary to successfully execute their job duties and responsibilities

•	opportunities to earn annual incentive compensation in order to be competitive from a total remuneration standpoint and ensure focus on annual financial and operating results and

•	opportunities to earn long-term incentive compensation in order to be competitive from a total remuneration standpoint and ensure focus on stockholder return.

If earned, incentive compensation, which consists of annual cash incentive awards and three-year performance share awards under our Long-Term Performance-Based Incentive Plan, makes up the greatest portion of our named executive officers’ total compensation. The compensation committee believes incentive compensation that comprised approximately 55.6% to 76.5% of total target compensation for the named executive officers is appropriate because:

•	our named executive officers are in positions to drive, and therefore bear high levels of responsibility for, our corporate performance

•	incentive compensation is more variable than base salary and dependent upon our performance

•	variable compensation helps ensure focus on the goals that are aligned with our overall strategy and

•

the interests of our named executive officers will be aligned with those of our stockholders by making a majority of the named executive officers’ target compensation contingent upon results that are beneficial to stockholders.

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Proxy Statement

The following table shows the allocation of total target compensation for 2012 among the individual components of base salary, annual incentive, and long-term incentive:

Name	% of Total Target Compensation Allocated to Base Salary (%)	% of Total Target Compensation Allocated to Incentives

		Annual (%)	Long-Term (%)	Annual + Long-Term(%)
Terry D. Hildestad	28.6	28.6	42.8	71.4
Doran N. Schwartz	44.4	22.2	33.4	55.6
Steven L. Bietz	39.2	25.5	35.3	60.8
J. Kent Wells	23.5	29.4	47.1	76.5
William E. Schneider	39.2	25.5	35.3	60.8

In order to reward long-term growth, the compensation committee generally allocates a higher percentage of total target compensation to the long-term incentive than to the short-term incentive for our higher level executives, since they are in a better position to influence our long-term performance. Additionally, the long-term incentive, if earned, is paid in company common stock. These awards, combined with our stock retention requirements and stock ownership policy, promote ownership of our stock by the named executive officers. The compensation committee believes that, as stockholders, the named executive officers will be motivated to consistently deliver financial results that build wealth for all stockholders over the long-term.

Role of Management

Our executive compensation policy calls for an assessment of the competitive pay levels for base salary and incentive compensation for each Section 16 officer position to be conducted at least every two years by an independent consulting firm. Towers Watson conducted the study in 2010 for use by the compensation committee to determine 2011 compensation levels. In 2011, the compensation committee requested the competitive assessment be completed internally. They directed the vice president-human resources and the human resources department to prepare the competitive assessment in August 2011 on Section 16 officers for their use in establishing 2012 compensation.

The assessment included identifying any material changes to the positions analyzed, updating competitive compensation information, gathering and analyzing relevant general and industry-specific survey data, and updating the base salary structure. The human resources department assessed competitive pay levels for base salary, total annual cash, which is base salary plus target annual incentives, and total direct compensation, which is the sum of total annual cash and the expected value of target long-term incentives. The competitive assessment compared our positions to like positions contained in general industry compensation surveys and industry-specific compensation surveys. The human resources department aged the survey data from the date of the survey by 2.5% annualized to estimate the 2012 competitive targets.

The compensation surveys are listed on the following table:

Survey*	Number of Companies Participating (#)	Median Number of Employees (#)(1)		Number of Publicly- Traded Companies (#)		Median Revenue (000s) ($)
Towers Watson 2010 General Industry Executive Database	430	16,400		312		5,112,000
Towers Watson 2010 U.S. CDB Energy Services Executive Database	102	3,012		67		2,818,000
2010 Effective Compensation, Inc. Oil & Gas Exploration Compensation Survey	121	439		48		Not Reported
Mercer’s 2010 Total Compensation Survey for the Energy Sector	297	Not Reported		201		823,000
Towers Watson 2010/2011 Report on Top Management Compensation	3,422	—	(2)	—	(2)	—	(2)

(1)	For the 2010 Effective Compensation, Inc. Oil & Gas Exploration Compensation Survey, the number reported as the Median Number of Employees is the average number of employees.
(2)

The 3,422 organizations participating in Towers Watson’s 2010/2011 Top Management Compensation Survey included 394 organizations with 2,000 to 4,999 employees; 308 organizations with 5,000 to 9,999 employees; 205 organizations with 10,000 to 19,999 employees; and 87 organizations with 20,000 or more employees. Towers Watson did not provide a revenue breakdown or the number of publicly-traded companies participating in its survey.

*

The information in the table is based solely upon information provided by the publishers of the surveys and is not deemed filed or a part of this compensation discussion and analysis for certification purposes. For a list of companies that participated in the compensation surveys and databases, see Exhibit A.

In billions of dollars our revenues for 2010, 2011, and 2012 were approximately $3.9, $4.0, and $4.1, respectively.

MDU Resources Group, Inc. Proxy Statement	17

Proxy Statement

The human resources department also augmented the competitive analysis by using Equilar to provide information on what was reported by companies in our performance graph peer group and by other public companies in relevant industries, as selected by the human resources department and as determined by SIC codes and as disclosed in their SEC filings. The companies referenced via Equilar and the positions for which they were used are found in Exhibit B.

For our president and chief executive officer, the Equilar companies included all companies in our performance graph peer group and data on 68 additional chief executive officers from public companies in the energy, construction, and utility industries with revenues ranging from $1 billion to $8 billion.

For our vice president and chief financial officer, the Equilar companies included all companies in our performance graph peer group and data on 55 additional chief financial officers from public companies in the energy, construction, and utility industries with revenues ranging from $1 billion to $8 billion.

For the president and chief executive officer of our exploration and production segment, the Equilar companies included the exploration and production companies in our performance graph peer group and data on 27 additional chief executive officers from public companies in the oil and gas exploration and production industries with revenues ranging from $250 million to $850 million.

For the president and chief executive officer of the pipeline and energy services segment, the Equilar companies included the pipeline and energy services companies in our performance graph peer group and data on 13 chief executive officers from public companies in the pipeline and energy services industry with revenues of $1 billion or less.

The chief executive officer played an important role in recommending 2012 compensation to the committee for the other named executive officers. The chief executive officer assessed the performance of the named executive officers and considered the relative value of the named executive officers’ positions and their salary grade classifications. He then reviewed the competitive assessment prepared by the human resources department to formulate 2012 compensation recommendations for the compensation committee, other than for himself. The chief executive officer attended compensation committee meetings; however, he was not present during discussions regarding his compensation.

Timing of Compensation Decisions for 2012

The compensation committee, in conjunction with the board of directors, determined all compensation for each named executive officer for 2012 and set overall and individual compensation targets for the three components of compensation – base salary, annual incentive, and long-term incentive. The compensation committee made recommendations to the board of directors regarding compensation of all Section 16 officers, and the board of directors then approved the recommendations.

The compensation committee reviewed the competitive assessment and established 2012 salary grades at its August 2011 meeting. At the November 2011 meeting, it established individual base salaries, target annual incentive award levels, and target long-term incentive award levels for 2012. At their February and March 2012 meetings, the compensation committee and the board of directors increased the target annual incentive award level for Mr. Wells and determined annual and long-term incentive awards, along with the payouts based on performance from the recently completed performance period for prior annual and long-term awards. The February and March 2012 meetings occurred after the release of earnings for the prior year.

Stockholder Advisory Vote (“Say on Pay”)

Our stockholders had their second advisory vote on our named executive officers’ compensation at the 2012 Annual Meeting of Stockholders. Approximately 92% of the shares present in person or represented by proxy and entitled to vote on the matter approved the named executive officers’ compensation. The 92% approval is consistent with the results of our say on pay vote at the 2011 Annual Meeting. The compensation committee and the board of directors considered the results of the votes at their November 2011 and November 2012 meetings and did not change our executive compensation program as a result of the votes.

Salary Grades for 2012

The compensation committee determines the named executive officers’ base salaries and annual and long-term incentive targets by reference to salary grades. Each salary grade has a minimum, midpoint, and maximum annual salary level with the midpoint targeted at approximately the 50th percentile of the competitive assessment data for positions in the salary grade. The compensation committee may adjust the salary grades away from the 50th percentile in order to balance the external market data with internal equity. The salary grades also have annual and long-term incentive target levels, which are expressed as a percentage of the individual’s actual base salary. We generally place named executive officers into a salary grade based on historical classification of their positions; however, the compensation committee reviews each classification and may place a position into a different salary grade if it determines that the targeted competitive

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Proxy Statement

compensation for the position changes significantly or the executive’s responsibilities and/or performance warrants a different salary grade. Individual executives may be paid below, equal to, or above the salary grade midpoint. Mr. Wells’ 2011 compensation was determined pursuant to his letter agreement in connection with his hiring effective May 2, 2011, and served as a basis for his 2012 compensation, rather than the business segment leaders’ salary grade.

The salary grades give the compensation committee flexibility to assign different salaries to individual executives within a salary grade to reflect one or more of the following:

•	executive’s performance on financial goals and on non-financial goals, including the results of the performance assessment program

•	executive’s experience, tenure, and future potential

•	position’s relative value compared to other positions within the company

•	relationship of the salary to the competitive salary market value

•	internal equity with other executives and

•	economic environment of the corporation or executive’s business segment.

No changes were made in the salary grade classifications of the named executive officers for 2012, and after reviewing the competitive analysis, the compensation committee made no changes in the base salary ranges associated with each named executive officer’s salary grade classification.

Our named executive officers’ salary grade classifications for 2012 are listed below, along with the base salary ranges associated with each classification:

			2012 Base Salary (000s)
Position	Grade	Name	Minimum ($)	Midpoint ($)	Maximum ($)
President and CEO	K	Terry D. Hildestad	620	775	930
Vice President and CFO	I	Doran N. Schwartz	260	325	390
President and CEO, WBI Holdings, Inc.	J	Steven L. Bietz	312	390	468
President and CEO, Fidelity Exploration & Production Company	J	J. Kent Wells	312	390	468
Executive Vice President – Bakken Development	J	William E. Schneider	312	390	468

Performance Assessment Program

Our performance assessment program rates performance of our executive officers, except for our chief executive officer, in the following areas, which help determine actual salaries within the range of salaries associated with the executive’s salary grade:

•	visionary leadership	•	leadership
•	strategic thinking	•	mentoring
•	leading with integrity	•	relationship building
•	managing customer focus	•	conflict resolution
•	financial responsibility	•	organizational savvy
•	achievement focus	•	safety
•	judgment	•	risk management
•	planning and organization

An executive’s overall performance in our performance assessment program is rated on a scale of one to five, with five as the highest rating denoting distinguished performance. An overall performance above 3.75 is considered commendable performance.

The chief executive officer assessed each other named executive officer’s performance under the performance assessment program, and the compensation committee, as well as the full board of directors, assessed the chief executive officer’s performance.

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Proxy Statement

The board of directors rates our chief executive officer’s performance in the following areas:

•	leadership	•	succession planning
•	integrity and values	•	human resources
•	strategic planning	•	external relations
•	financial results	•	board relations
•	communications	•	risk management

Our chief executive officer’s performance was rated on a scale of one to five, with five as the highest rating denoting performance well above expectations.

Base Salaries of the Named Executive Officers for 2012

Terry D. Hildestad

The compensation committee recommended a 6.67% salary increase for Mr. Hildestad for 2012, which would have raised his salary from $750,000 to $800,000 ($775,000 being the market median). The compensation committee’s rationale for the increase was

•	his high performance evaluation

•	his high integrity, excellent business know how, and ability to work effectively with the management team and the board

•	his effectiveness in navigating the company through a difficult economic environment and

•	his salary had been frozen since January 1, 2009.

Mr. Hildestad, however, did not accept his base salary increase for 2012 in order to be treated the same as other Section 16 officers who did not receive a salary increase for 2012.

Doran N. Schwartz

Mr. Schwartz was elected vice president and chief financial officer effective February 17, 2010. For 2012, the compensation committee awarded Mr. Schwartz a 9.9% increase, raising his 2012 salary from $273,000 to $300,000, or 92% of the midpoint of salary grade I for 2012. The compensation committee’s rationale for the increase was in recognition of:

•

his assistance in the company achieving a return on invested capital of 6.9% for the twelve months ending June 2011 as compared to the median return on invested capital of 6.0% for companies in our performance graph peer group over the same time period

•	his success at building good working relationships with shareholders, rating agencies, and the financial community and

•	moving his salary closer to the midpoint of salary grade I.

Steven L. Bietz
Mr. Bietz received no salary increase for 2012 because the compensation committee wanted to limit salary cost increases.

J. Kent Wells
Mr. Wells received no salary increase for 2012 because he had just started his employment with the company in May 2011 with a salary above the maximum for his salary grade.

William E. Schneider
Mr. Schneider received no salary increase for 2012 because his salary was 115% of the market value for his position and the compensation committee wanted to limit salary cost increases.

20	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

2012 Annual Incentives

What the Performance Measures Are and Why We Chose Them
The compensation committee develops and reviews financial and other corporate performance measures to help ensure that compensation to the executives reflects the success of their respective business segment and/or the corporation, as well as the value provided to our stockholders. For all business segment chief executive officers, including Messrs. Wells and Bietz, the performance measures for annual incentive awards are

•	their respective business segment’s annual return on invested capital results compared to target

•	their respective business segment’s allocated earnings per share results compared to target and

•	the company’s consolidated earnings per share compared to a target of $1.19.

The compensation committee added the third performance measure, consolidated earnings per share, for the first time in 2012. The compensation committee weighted the 2012 performance measures for Messrs. Wells and Bietz at 75% for their business segment performance measures (weighted evenly) and 25% for the company’s earnings per share measure to more closely tie their annual incentive amounts to total company results.

For the named executive officers working at MDU Resources Group, Inc. in 2012, who were Messrs. Hildestad, Schwartz, and Schneider, the compensation committee based 2012 annual incentives on the achievement of performance goals at the business segments: (i) the construction materials and contracting and construction services segments, (ii) the pipeline and energy services segment, (iii) the exploration and production segment, and (iv) the electric and natural gas distribution segments. The compensation committee’s rationale for this approach was to provide greater alignment between the MDU Resources Group, Inc. executives and business segment performance.

The compensation committee believes earnings per share and return on invested capital are very good measurements in assessing a business segment’s performance and the company’s performance from a financial perspective. Earnings per share is a generally accepted accounting principle measurement and is a key driver of stockholder return over the long-term. Return on invested capital measure show efficiently and effectively management deploys capital. Sustained returns on invested capital in excess of a business segment’s cost of capital create value for our stockholders.

Allocated earnings per share for a business segment is calculated by dividing that business segment’s earnings by the business segment’s portion of the total company weighted average shares outstanding. Return on invested capital for a business segment is calculated by dividing the business segment’s earnings, without regard to after tax interest expense and preferred stock dividends, by the business segment’s average capitalization for the calendar year.

We establish our incentive plan performance targets in connection with our annual financial planning process, where we assess the economic environment, competitive outlook, industry trends, and company specific conditions to set projections of results. The compensation committee evaluates the projected results and uses this evaluation to establish the incentive plan performance targets based upon recommendation of the chief executive officer. In determining where to set the return on invested capital target, the compensation committee considers the business segment’s weighted average cost of capital. The weighted average cost of capital is a composite cost of the individual sources of funds including equity and debt used to finance a company’s assets. It is calculated by averaging the cost of debt plus the cost of equity by the proportion each represents in our, or the business segment’s, capital structure. For 2012, the compensation committee chose to use the return on invested capital target for each business segment as approved by the board in the 2012 business plan, except for the construction services segment, which had a target higher than the 2012 business plan to incentivize efforts for that segment to achieve its weighted average cost of capital within five years. The compensation committee imposed an additional requirement for the 2012 return on invested capital portion of the annual incentives for the construction materials and contracting segment, the construction services segment, and the exploration and production segment. The additional requirement was the business segment needed to achieve its weighted average cost of capital in order to achieve 200% of the annual incentive target attributable to the return on invested capital portion of the annual incentive. However, payments with respect to 2012 return on invested capital results above the 2012 target but below the weighted average cost of capital would be interpolated, in order to motivate these executives to achieve performance levels between the return on invested capital performance targets and the weighted average cost of capital for their respective business segments.

MDU Resources Group, Inc. Proxy Statement	21

Proxy Statement

Named Executive Officers’ 2012 Incentive Targets and Why We Chose Them

Targets
The compensation committee established the named executive officers’ annual incentive targets as a percentage of each officer’s actual 2012 base salary.

Messrs. Hildestad’s, Schwartz‘s, and Schneider’s 2012 target annual incentives were 100%, 50%, and 65% of base salary, respectively. The compensation committee determined the 2012 annual incentive targets would remain unchanged from 2011 for these named executives based on the following reasons:

•

For Mr. Hildestad, the annual incentive target of 100% of base salary was slightly above the 86% of base salary paid to chief executive officer positions based on salary survey data from the competitive assessment. The committee believed this difference was too small to warrant a change in Mr. Hildestad’s 2012 incentive target.

•

For Mr. Schwartz, the annual incentive target of 50% of base salary was slightly below 57% of base salary paid to chief financial officers based on salary survey data from the competitive assessment. The committee believed this difference was too small to warrant a change in Mr. Schwartz’s 2012 incentive target.

•

For Mr. Schneider, the compensation committee determined his 2012 incentive target should remain the same from 2011 because of the importance the company placed on his new role of leveraging opportunities in the Bakken that would cut across all of the company’s business segments. There was no competitive data compiled on his position.

Mr. Bietz’s 2012 target annual incentive was 65% of base salary. The compensation committee determined the 2012 annual incentive target would remain unchanged from 2011 for Mr. Bietz because the annual incentive based on salary survey data from the competitive assessment was 62% of base salary. The committee believed this difference was too small to warrant a change in Mr. Bietz’s 2012 target annual incentive.

Mr. Wells’ 2012 incentive target was 125% of bases salary, which was increased from 100% of base salary. The committee raised Mr. Wells’ annual incentive target to mitigate the impact of the added company earnings per share goal and to reflect his business segment’s impact on overall company results. The committee recognized the significant investment that his business segment will make and the desire to incentivize and motivate Mr. Wells to generate earnings that can greatly impact overall company earnings.

Named Executive Officers’ 2012 Incentive Payments

Terry D. Hildestad, Doran N. Schwartz, and William E. Schneider
As discussed above, Messrs. Hildestad, Schwartz, and Schneider were awarded 2012 incentives based on achievement of performance goals at the business segments. The award opportunities and results for the business segments are discussed below.

As a result of the performance goals achieved at the business segments, Messrs. Hildestad, Schwartz, and Schneider earned 69.1% of their target awards, resulting in a payment of $518,250 for Mr. Hildestad, $103,650 for Mr. Schwartz, and $200,950 for Mr. Schneider.

Pipeline and Energy Services Segment
For the pipeline and energy services segment, the 2012 award opportunity was comprised of three components:

•	The pipeline and energy services segment component represented 75% of the target award, and payout could range from no payment if the results were below the 85% level to a 200% payout if:

	o	the 2012 allocated earnings per share for the segment were at or above the 115% level and

	o	the 2012 return on invested capital was at or above the 115% level.

•

The MDU Resources Group, Inc. earnings per share component represented 25% of the award and payout could range from no payment if the results were below the $1.19 to a 200% payout if the results were $1.37 or higher.

•

The pipeline and energy services segment also had five individual goals relating to safety results with each goal that was not met reducing the annual incentive award by 1%. The five individual goals were:

	o	each established local safety committee will conduct eight meetings per year

	o	each established local safety committee must conduct four site assessments per year

	o	report vehicle accidents and personal injuries by the end of the next business day

	o	achieve the targeted vehicle accident incident rate of 2.25 or less and

	o	achieve the targeted personal injury incident rate of 2.0 or less.

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Proxy Statement

The committee set the pipeline and energy services segment’s 2012 allocated earnings per share and return on invested capital below the 2011 target levels and below the 2011 actual results. The 2012 target levels were based on lower natural gas prices and, as a result, lower storage and gas transmission activity.

The committee set the MDU Resources Group, Inc. earnings per share target at $1.19 because it was equal to the 2011 result, and the committee believed tying 25% of the incentive award to delivering at least $1.19 in 2012 was appropriate.

The pipeline and energy services segment’s 2012 earnings per share and return on invested capital were 179.8% and 143.1% of their respective 2012 targets, equating to 200% of the target amount attributable to that component. Also, MDU Resources Group, Inc.’s 2012 earnings per share results were $(.01), equating to 0% of the target amount attributable to that component.

Results at the pipeline and energy services segment (before adjustment for the five safety goals) were 150% of the 2012 target annual incentive. One of the five safety goals was not met because WBI Energy’s personal injury incident rate was 2.67. Therefore, the incentive results were reduced from 150% to 148.5% of the 2012 target annual incentive.

Exploration and Production Segment
For the exploration and production segment, the 2012 award opportunity was comprised of two components:

•	The exploration and production business segment component represented 75% of the target award, and payout could range from no payment if the results were below the 85% level to a 200% payout if:

	o	the 2012 allocated earnings per share for the segment were at or above the 115% level and

	o	the 2012 return on invested capital was at least equal to the segment’s 2012 weighted average cost of capital.

•

The MDU Resources Group, Inc. earnings per share component represented 25% of the award and payout could range from no payment if the results were below the $1.19 target to a 200% payout if the results were $1.37 or higher.

The committee set the exploration and production segment’s 2012 allocated earnings per share and return on invested capital target levels below the 2011 actual results. The 2012 allocated earnings per share target level was above the 2011 target level, and the 2012 return on invested capital target level was below the 2011 target level. The 2012 target levels were based on lower natural gas prices and higher depletion, depreciation, and amortization amounts. The committee set the MDU Resources Group, Inc. earnings per share target at $1.19 because it was equal to the 2011 result, and the committee believed tying 25% of the incentive award to delivering at least $1.19 in 2012 was appropriate.

This segment’s 2012 earnings per share and return on invested capital were negative equating to no payment on either component. Also, MDU Resources Group, Inc.’s 2012 earnings per share results were $(.01), equating to 0% of the target amount attributable to that component.

Overall results for 2012 were 0%.

Construction Services and Construction Materials and Contracting Segments
For purposes of determining the annual incentive awards of the MDU Resources Group, Inc. executives and the chief executive officer of these segments, these segments were combined. The 2012 award opportunity was comprised of three components:

•	The construction services segment component represented 37.5% of the target award, and payout could range from no payment if the results were below the 85% level to a 200% payout if:

	o	the 2012 allocated earnings per share for the segment were at or above the 115% level and

	o	the 2012 return on invested capital was at least equal to the segment’s 2012 weighted average cost of capital.

•	The construction materials and contracting segment component represented 37.5% of the award, and payment could range from no payment if the results were below the 85% level to a 200% payout if:

	o	the 2012 allocated earnings per share for the segment were at or above the 115% level and

	o	the 2012 return on invested capital was at least equal to the segment’s 2012 weighted average cost of capital.

•

The MDU Resources Group, Inc. earnings per share component represented 25% of the award and payout could range from no payment if the results were below the $1.19 target to a 200% payout if the results were $1.37 or higher.

MDU Resources Group, Inc. Proxy Statement	23

Proxy Statement

The committee set the construction services business segment’s 2012 allocated earnings per share and return on invested capital target levels above the 2011 target levels and below the 2011 actual results. The construction materials and contracting business segment’s 2012 allocated earnings per share target level was set below the 2011 target level and 2011 actual results, and the 2012 return on invested capital target level was set above the 2011 target level and equal to the 2011 actual results. The 2012 target levels reflected significant uncertainty in the overall construction market, including an absence of a federal highway bill and continued low margins due to competitive bids on construction projects. The committee set the MDU Resources Group, Inc. earnings per share target at $1.19 because it was equal to the 2011 result, and the committee believed tying 25% of the incentive award to delivering at least $1.19 in 2012 was appropriate.

The construction services segment’s 2012 earnings per share and return on invested capital were 226.6% and 205.4% of their respective 2012 targets, equating to 200% of the target amount attributable to that component. The construction materials and contracting segment’s 2012 earnings per share and return on invested capital were 158.1% and 117.1% of their respective 2012 targets, equating to 155.9% of the target amount attributable to that component. MDU Resources Group, Inc.’s 2012 earnings per share results were $(.01), equating to 0% of the target amount attributable to that component.

Overall results for 2012 were 133.5% of the 2012 target annual incentive award.

Electric and Natural Gas Distribution Segments
For the electric and natural gas distribution segments, the 2012 award opportunity was comprised of two components:

•

the electric and natural gas distribution business segments component represented 75% of the target award, and payout could range from no payment if the allocated earnings per share and return on invested capital results were below the 85% level to a 200% payout if:

	o	the 2012 allocated earnings per share for the segment were at or above the 115% level and

	o	the 2012 return on invested capital was at or above the 115% level.

•

The MDU Resources Group, Inc. earnings per share component represented 25% of the award and payout could range from no payment if the results were below the $1.19 target to a 200% payout if the results were $1.37 or higher.

The committee set the 2012 target for allocated earnings per share higher than the 2011 targets but lower than 2011 actual results to reflect a one-time income tax benefit in 2011. The committee set the 2012 return on invested capital target at the 2011 target level, which was below 2011 actual results to reflect a one-time income tax benefit in 2011. For 2012, the electric and natural gas distribution segments’ 2012 earnings per share and return on invested capital were 93.1% and 93.6% of their respective targets, equating to 66.7% of the target amount attributable to that component. MDU Resources Group, Inc.’s 2012 earnings per share results were $(.01), equating to 0% of the target amount attributable to that component.

Overall results for these segments were 50% of the 2012 target annual incentive award.

The following table shows the changes in our performance targets and achievements for both 2011 and 2012:

	2011 Incentive Plan Performance Targets		2011 Incentive Plan Results		2012 Incentive Plan Performance Targets			2012 Incentive Plan Results
								EPS		EPS
					EPS		EPS	Business		MDU
					Business		MDU	Segment	ROIC	Resources
	EPS	ROIC	EPS	ROIC	Segment	ROIC	Resources	($) / (% of	(%) / (% of	($) / (% of
Name	($)	(%)	($)	(%)	($)	(%)	($)	Target)	Target)	Target)
Pipeline and Energy Services	1.97	7.9	1.96	7.9	0.99	5.8	1.19	1.78 / 200	8.3 / 200	(.01) / 0
Exploration and Production	1.99	7.1	2.20	7.9	2.10	6.9	1.19	(4.81) / 0	(13.9) / 0	(.01) / 0
Construction Services	2.39	6.0	4.46	9.6	3.61	7.4	1.19	8.18 / 200	15.2 / 200	(.01) / 0
Construction Materials and Contracting	0.35	3.2	0.40	3.5	0.31	3.5	1.19	0.49 / 200	4.1 / 111.8	(.01) / 0
Electric and Natural Gas Distribution	1.14	6.2	1.21	6.5	1.16	6.2	1.19	1.08 / 65.5	5.8 / 67.8	(.01) / 0

24	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The table below lists each named executive officer’s 2012 base salary, annual incentive target percentage, and the annual incentive earned.

Name	2012 Base Salary (000s) ($)	2012 Annual Incentive Target (%)	2012 Annual Incentive Earned (% of Target)	2012 Annual Incentive Earned (000s) ($)
Terry D. Hildestad	750.0	100	69.1	518.3
Doran N. Schwartz	300.0	50	69.1	103.7
Steven L. Bietz	360.5	65	148.5	348.0
J. Kent Wells	550.0	125	0.0	0.0
William E. Schneider	447.4	65	69.1	201.0

Messrs. Hildestad’s, Schwartz’s, and Schneider’s 2012 annual incentives were paid at 69.1% of target based on the following:

	Column A Percentage of Annual Incentive Target Achieved	Column B Percentage of Average Invested Capital	Column A x Column B
Construction Services Segment and Construction
Materials and Contracting Segment	133.5%	29.2%	39.0%
Exploration and Production Segment	0.0%	28.1%	0.0%
Pipeline and Energy Services Segment	148.5%	8.8%	13.1%
Electric and Natural Gas Distribution Segments	50.0%	33.9%	17.0%
Total (Payout Percentage)			69.1%

Deferral of Annual Incentive Compensation
We provide executives the opportunity to defer receipt of earned annual incentives. If an executive chooses to defer his or her annual incentive, we will credit the deferral with interest at a rate determined by the compensation committee. For 2012, the committee chose to use the average of (i) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “A” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12 and (ii) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “BBB” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12. This resulted in an interest rate of 5.46%. The compensation committee’s reasons for using this approach recognized:

•	incentive deferrals are a low-cost source of capital for the company and

•	incentive deferrals are unsecured obligations and, therefore, carry a higher risk to the executives.

2012 Long-Term Incentives

Awards Granted in 2012 under the Long-Term Performance-Based Incentive Plan for Named Executives
We use the Long-Term Performance-Based Incentive Plan, which has been approved by our stockholders, for long-term incentive compensation. We use performance shares as the primary form of long-term incentive compensation. We have not granted stock options since 2001, and in 2011 we amended the plan to no longer permit the grant of stock options or stock appreciation rights; no stock options, stock appreciation rights, or restricted shares are outstanding.

The compensation committee used the performance graph peer group as the comparator group to determine relative stockholder return and potential payments for the 2012 performance share awards. The performance graph peer group consisted of the following companies when the committee granted performance shares in February 2012:

•	Alliant Energy Corporation	•	Martin Marietta Materials, Inc.	•	Southwest Gas Corporation
•	Atmos Energy	•	National Fuel Gas Company	•	Sterling Construction Company
•	Berry Petroleum Company	•	Northwest Natural Gas Company	•	SM Energy Company
•	Black Hills Corporation	•	Pike Electric Corporation	•	Swift Energy Company
•	Comstock Resources, Inc.	•	Quanta Services, Inc.	•	Texas Industries
•	EMCOR Group, Inc.	•	Questar Corporation	•	Vectren Corporation
•	EQT Corporation	•	SCANA Corporation	•	Vulcan Materials Company
•	Granite Construction Incorporated	•	Southern Union Company	•	Whiting Petroleum Corporation

MDU Resources Group, Inc. Proxy Statement	25

Proxy Statement

The performance measure is our total stockholder return over a three-year measurement period as compared to the total stockholder returns of the companies in our performance graph peer group over the same three-year period. The compensation committee selected the relative stockholder return performance measure because it believes executive pay under a long-term, capital accumulation program such as this should mirror our long-term performance in stockholder return as compared to other public companies in our industries. Payments are made in company stock; dividend equivalents are paid in cash. No dividend equivalents are paid on unvested performance shares.

Total stockholder return is the percentage change in the value of an investment in the common stock of a company, from the closing price on the last trading day in the calendar year preceding the beginning of the performance period, through the last trading day in the final year of the performance period. It is assumed that dividends are reinvested in additional shares of common stock at the frequency paid.

As with the annual incentive target, we determined the long-term incentive target for a given position in part from the competitive assessment and in part by the compensation committee’s judgment on the impact each position has on our total stockholder return. From an internal equity standpoint, the committee believed positions in the same salary grade should have the same long-term incentive target level. From an internal equity standpoint, the committee believed in keeping the chief executive officer’s long-term incentive target below a level indicated from the competitive assessment. Mr. Hildestad’s target was 150% of base salary, below the salary survey median of 231% of base salary for chief executive officers. The compensation committee has historically set Mr. Hildestad’s target long-term incentive compensation below the level indicated by the competitive assessment to offset his benefit under the Supplemental Income Security Plan, our nonqualified defined benefit plan, which prior assessments have shown to be higher than competitive levels. The 2012 long-term incentive targets as a percentage of base salary for Messrs. Schwartz, Bietz, and Schneider were unchanged from 2011 because the targets were in line with the competitive assessment’s targets. Mr. Wells’ long-term incentive target is 200% of base salary, which is higher than the 90% long-term incentive target for other executives in salary grade J. The higher target for Mr. Wells was pursuant to his letter agreement and reflects the committee’s judgment of offsetting Mr. Wells’ non-participation in our Supplemental Income Security Plan.

On February 16, 2012, the board of directors, upon recommendation of the compensation committee, made performance share grants to the named executive officers. The compensation committee determined the target number of performance shares granted to each named executive officer by multiplying the named executive officer’s 2012 base salary by his or her long-term incentive target and then dividing this product by the average of the closing prices of our stock from January 1, 2012 through January 22, 2012, as shown in the following table:

Name	2012 Base Salary to Determine Target ($)	2012 Long-Term Incentive Target at Time of Grant (%)	2012 Long-Term Incentive Target at Time of Grant ($)	Average Closing Price of Our Stock From January 1 Through January 22 ($)	Resulting Number of Performance Shares Granted on February 16 (#)
Terry D. Hildestad	750,000	150	1,125,000	21.54	52,228
Doran N. Schwartz	300,000	75	225,000	21.54	10,445
Steven L. Bietz	360,500	90	324,450	21.54	15,062
J. Kent Wells	550,000	200	1,100,000	21.54	51,067
William E. Schneider	447,400	90	402,660	21.54	18,693

Assuming our three-year (2012 to 2014) total stockholder return is positive, from 0% to 200% of the target grant will be paid out in February 2015 depending on our total stockholder return compared to the total three-year stockholder returns of companies in our performance graph peer group. The payout percentage will be a function of our rank against our performance graph peer group as follows:

Long-Term Incentive Payout Percentages

The Company’s Percentile Rank	Payout Percentage of February 16, 2012 Grant
90th or higher	200%
70th	150%
50th	100%
40th	10%
Less than 40th	0%

26	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Payouts for percentile ranks falling between the intervals will be interpolated. We also will pay dividend equivalents in cash on the number of shares actually earned for the performance period. The dividend equivalents will be paid in 2015 at the same time as the performance awards are paid.

If our total stockholder return is negative, the shares and dividend equivalents otherwise earned, if any, will be reduced in accordance with the following table:

TSR	Reduction in Award
0% through -5%	50%
-5.01% through -10%	60%
-10.01% through -15%	70%
-15.01% through -20%	80%
-20.01% through -25%	90%
-25.01% or below	100%

The named executive officers must retain 50% of the net after-tax shares that are earned pursuant to this long-term incentive award until the earlier of (i) the end of the two-year period commencing on the date any shares earned under the award are issued and (ii) the executive’s termination of employment.

No Payment in February 2012 for 2009 Grants under the Long-Term Performance-Based Incentive Plan
We granted performance shares to our named executive officers under the Long-Term Performance-Based Incentive Plan on February 12, 2009 for the 2009 through 2011 performance period. Our total stockholder return for the 2009 through 2011 performance period was 9.25%, which corresponded to a percentile rank of 25% against our performance graph peer group and resulted in no shares or dividend equivalents being paid to the named executive officers.

PEER Analysis: Comparison of Pay for Performance Ratios
Each year we compare our named executive officers’ pay for performance ratios to the pay for performance ratios of the named executive officers in the performance graph peer group. This analysis compares the relationship between our compensation levels and our average annual total stockholder return to the peer group over a five-year period. All data used in the analysis, including the valuation of long-term incentives and calculation of stockholder return, were compiled by Equilar, Inc., an independent service provider, which is based on each company’s annual filings for its data collection.

This analysis consisted of dividing what we paid our named executive officers for the years 2007 through 2011 by our average annual total stockholder return for the same five-year period to yield our pay ratio. Our pay ratio was then compared to the pay ratio of the companies in the performance graph peer group, which was calculated by dividing total direct compensation for all the proxy group executives by the sum of each company’s average annual total stockholder return for the same five-year period.

For the five-year period of 2007 through 2011, our average annual stockholder return was minus .88%. Therefore, our pay ratio is not a meaningful statistic and a comparison to the pay ratio of the companies in the performance graph peer group could not be made. The compensation committee believes that the analysis continues to serve a useful purpose in its annual review of compensation despite the effect of the negative stockholder return for the 2007 through 2011 period.

Post-Termination Compensation and Benefits
Pension Plans
Effective in 2006, we no longer offer defined benefit pension plans to new non-bargaining unit employees. The defined benefit plans available to employees hired before 2006 were amended to cease benefit accruals as of December 31, 2009. The frozen benefit provided through our qualified defined benefit pension plans is determined by years of service and base salary. Effective 2010, for those employees who were participants in defined benefit pension plans and for executives and other non-bargaining unit employees hired after 2006, the company offers increased company contributions to our 401(k) plan. For non-bargaining unit employees hired after 2006, the retirement contribution is 5% of plan eligible compensation. For participants hired prior to 2006, retirement contributions are based on the participant’s age as of December 31, 2009. The retirement contribution is 11.5% for each of the named executive officers, except Mr. Schwartz who is eligible for 10.5% and Mr. Wells who is eligible for 5%.

MDU Resources Group, Inc. Proxy Statement	27

Proxy Statement

Supplemental Income Security Plan
Benefits Offered
We offer certain key managers and executives, including all of our named executive officers, except Mr. Wells, benefits under our nonqualified retirement plan, which we refer to as the Supplemental Income Security Plan or SISP. The SISP has a ten-year vesting schedule and was amended to add an additional vesting requirement for benefit level increases occurring on or after January 1, 2010. The SISP provides participants with additional retirement income and death benefits.

We believe the SISP is critical in retaining the talent necessary to drive long-term stockholder value. In addition, we believe that the ten-year vesting provision of the SISP, augmented by an additional three years of vesting for benefit level increases occurring on or after January 1, 2010, helps promote retention of key executive officers.

Benefit Levels
The chief executive officer recommends benefit level increases to the compensation committee for participants except himself. The chief executive officer considers, among other things, the participant’s salary in relation to the salary ranges that correspond with the SISP benefit levels, the participant’s performance, the performance of the applicable business segment or the company, and the cost associated with the benefit level increase.

The chief executive officer did not recommend a 2012 SISP benefit level increase for any of the named executive officers, and the committee chose not to grant a 2012 SISP benefit level increase to the chief executive officer. The following table reflects our named executive officers’ SISP levels as of December 31, 2012:

	December 31, 2012 Annual SISP Benefits
Name	Survivor ($)	Retirement ($)
Terry D. Hildestad	1,025,040	512,520
Doran N. Schwartz	175,200	87,600
Steven L. Bietz	386,640	193,320
J. Kent Wells	N/A	N/A
William E. Schneider	548,400	274,200

Clawback
In November 2005, we implemented a guideline for repayment of incentives due to accounting restatements, commonly referred to as a clawback policy, whereby the compensation committee may seek repayment of annual and long-term incentives paid to executives if accounting restatements occur within three years after the payment of incentives under the annual and long-term plans. Under our clawback policy, the compensation committee may require executives to forfeit awards and may rescind vesting, or the acceleration of vesting, of an award.

Impact of Tax and Accounting Treatment
The compensation committee may consider the impact of tax and/or accounting treatment in determining compensation. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation paid to certain officers that we may deduct as a business expense in any tax year unless, among other things, the compensation qualifies as performance-based compensation, as that term is used in Section 162(m). Generally, long-term incentive compensation and annual incentive awards for our chief executive officer and those executive officers whose overall compensation is likely to exceed $1 million are structured to be deductible for purposes of Section 162(m) of the Internal Revenue Code, but we may pay compensation to an executive officer that is not deductible. All annual or long-term incentive compensation paid to our named executive officers in 2012 satisfied the requirements for deductibility, except for $48,129 paid to Mr. Wells.

Section 409A of the Internal Revenue Code imposes additional income taxes on executive officers for certain types of deferred compensation if the deferral does not comply with Section 409A. We have amended our compensation plans and arrangements affected by Section 409A with the objective of not triggering any additional income taxes under Section 409A.

Section 4999 of the Internal Revenue Code imposes an excise tax on payments to executives and others of amounts that are considered to be related to a change of control if they exceed levels specified in Section 280G of the Internal Revenue Code. To the extent a change in control triggers liability for an excise tax, payment of the excise tax will be made by the individual. The company will not pay the excise tax. We do not consider the potential impact of Section 4999 or 280G when designing our compensation programs.

28	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

The compensation committee also considers the accounting and cash flow implications of various forms of executive compensation. In our financial statements, we record salaries and annual incentive compensation as expenses in the amount paid, or to be paid, to the named executive officers. For our equity awards, accounting rules also require that we record an expense in our financial statements. We calculate the accounting expense of equity awards to employees in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock-based compensation.

Stock Ownership Requirements
We instituted stock ownership guidelines on May 5, 1993, which we revised in November 2010 to provide that executives who participate in our Long-Term Performance-Based Incentive Plan are required within five years to own our common stock equal to a multiple of their base salaries. Stock owned through our 401(k) plan or by a spouse is considered in ownership calculations. Unvested performance shares and other unvested equity awards are not considered in ownership calculations. The level of stock ownership compared to the requirements is determined based on the closing sale price of the stock on the last trading day of the year and base salary at December 31 of each year. Each February, the compensation committee receives a report on the status of stock holdings by executives. The committee may, in its sole discretion, grant an extension of time to meet the ownership requirements or take such other action as it deems appropriate to enable the executive to achieve compliance with the policy. The table shows the named executive officers’ holdings as of December 31, 2012:

Name	Assigned Guideline Multiple of Base Salary	Actual Holdings as a Multiple of Base Salary	Number of Years at Guideline Multiple (#)
Terry D. Hildestad	4X	6.06	7.67
Doran N. Schwartz	3X	1.75	2.87	(1)
Steven L. Bietz	3X	4.09	10.33
J. Kent Wells	3X	1.07	1.67	(2)
William E. Schneider	3X	4.96	11.00

(1)	Participant must meet ownership requirement by January 1, 2015.
(2)	Participant must meet ownership requirement by May 1, 2016.

The compensation committee may consider the policy and the executive’s stock ownership in determining compensation. The committee, however, did not do so with respect to 2012 compensation.

Policy Regarding Hedging Stock Ownership
Our executive compensation policy prohibits Section 16 officers from hedging their ownership of company common stock. Executives may not enter into transactions that allow the executive to benefit from devaluation of our stock or otherwise own stock technically but without the full benefits and risks of such ownership. See the Security Ownership section of the proxy statement for our policy on margin accounts and pledging of our stock.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Regulation S-K, Item 402(b), with management. Based on the review and discussions referred to in the preceding sentence, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement on Schedule 14A.

Thomas Everist, Chairman
Karen B. Fagg
Thomas C. Knudson
Patricia L. Moss

MDU Resources Group, Inc. Proxy Statement	29

Proxy Statement

Summary Compensation Table for 2012

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)		Stock Awards ($) (e)(1)		Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)(2)	All Other Compensation ($) (i)		Total ($) (j)
Terry D. Hildestad	2012	750,000	—		897,277		—	518,250		355,027	38,224	(3)	2,558,778
President and CEO	2011	750,000	—		1,084,318		—	954,750		739,760	37,499		3,566,327
	2010	750,000	—		830,137		—	762,750		480,532	37,499		2,860,918

Doran N. Schwartz	2012	300,000	—		179,445		—	103,650		100,935	34,224	(3)	718,254
Vice President and CFO	2011	273,000	—		197,341		—	173,765		147,789	33,549		825,444
	2010	252,454	—		143,881		—	127,053		71,302	33,549		628,239

Steven L. Bietz	2012	360,500	—		258,765		—	347,973		329,969	37,884	(3)	1,335,091
President and CEO	2011	360,500	—		312,704		—	229,198		545,066	37,159		1,484,627
of WBI Holdings, Inc.	2010	350,000	—		232,429		—	245,245		302,863	36,218		1,166,755

J. Kent Wells	2012	550,000	—		877,331		—	—		—	96,470	(3)	1,523,801
President and CEO of	2011	367,671	916,685	(4)	925,000	(5)	—	1,007,306	(6)	—	84,580	(7)	3,301,242
Fidelity Exploration & Production Company	2010	—	—		—		—	—		—	—		—

William E. Schneider	2012	447,400	—		321,146		—	200,950		240,068	38,224	(3)	1,247,788
Executive Vice President -	2011	447,400	—		388,086		—	436,215		412,085	37,499		1,721,285
Bakken Development	2010	447,400	—		297,122		—	37,805		306,909	37,499		1,126,735

(1)

Amounts in this column represent the aggregate grant date fair value of the performance share awards calculated in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock-based compensation in FASB Accounting Standards Codification Topic 718. This column was prepared assuming none of the awards will be forfeited. The amounts were calculated using a Monte Carlo simulation, as described in Note 13 of our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)

Amounts shown represent the change in the actuarial present value for years ended December 31, 2010, 2011, and 2012 for the named executive officers’ accumulated benefits under the pension plan, excess SISP, and SISP, collectively referred to as the “accumulated pension change,” plus above market earnings on deferred annual incentives, if any. The amounts shown are based on accumulated pension change and above market earnings as of December 31, 2010, 2011, and 2012, as follows:

	Accumulated Pension Change			Above Market Earnings
Name	12/31/2010 ($)	12/31/2011 ($)	12/31/2012 ($)	12/31/2010 ($)	12/31/2011 ($)	12/31/2012 ($)
Terry D. Hildestad	462,186	728,587	331,845	18,346	11,173	23,182
Doran N. Schwartz	71,302	147,789	100,935	—	—	—
Steven L. Bietz	302,863	545,066	329,969	—	—	—
J. Kent Wells	—	—	—	—	—	—
William E. Schneider	277,507	393,768	201,944	29,402	18,317	38,124

30	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

(3)

	401(k) ($)(a)	Life Insurance Premium ($)	Matching Charitable Contribution ($)	Additional LTD Premium ($)	Relocation ($)	Parking ($)	Payment In Lieu of Medical Coverage ($)	Spousal Travel ($)	Total ($)
Terry D. Hildestad	36,250	174	1,800	—	—	—	—	—	38,224
Doran N. Schwartz	33,750	174	300	—	—	—	—	—	34,224
Steven L. Bietz	36,250	174	1,460	—	—	—	—	—	37,884
J. Kent Wells	20,000	174	—	435	69,695	3,600	1,200	1,366	96,470
William E. Schneider	36,250	174	1,800	—	—	—	—	—	38,224

(a)	Represents company contributions to 401(k) plan, which include matching contributions and contributions made in lieu of pension plan accruals after pension plans were frozen at December 31, 2009.

(4)	Includes a cash recruitment payment of $550,000 and guaranteed target annual incentive payment of $366,685.

(5)

Represents the aggregate grant date fair value of the portion of Mr. Wells’ additional 2011 annual incentive award that was paid in shares of our common stock calculated in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock-based compensation in FASB Accounting Standards Codification Topic 718.

(6)	Includes $82,296, the value of Mr. Wells’ annual incentive earned above the guaranteed target amount and the $925,010 cash portion of Mr. Wells’ additional 2011 annual incentive.

(7)

The 2011 amount for Mr. Wells’ all other compensation has been reduced to reflect the removal of $4,925, an excess 401(k) company match, that exceeded the limit when contributions from his prior company and current company were aggregated.

Grants of Plan-Based Awards in 2012

								All Other	All Other
								Stock	Option		Grant
								Awards:	Awards:	Exercise	Date Fair
		Estimated Future			Estimated Future			Number of	Number of	or Base	Value of
		Payouts Under Non-Equity			Payouts Under Equity			Shares of	Securities	Price of	Stock and
		Incentive Plan Awards			Incentive Plan Awards			Stock or	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Terry D.	3/1/2012(1)	187,500	750,000	1,500,000	—	—	—	—	—	—	—
Hildestad	2/16/2012(2)	—	—	—	5,223	52,228	104,456	—	—	—	897,277
Doran N.	3/1/2012(1)	37,500	150,000	300,000	—	—	—	—	—	—	—
Schwartz	2/16/2012(2)	—	—	—	1,045	10,445	20,890	—	—	—	179,445
Steven L.	3/1/2012(1)	58,581	234,325	468,650	—	—	—	—	—	—	—
Bietz	2/16/2012(2)	—	—	—	1,506	15,062	30,124	—	—	—	258,765
J. Kent Wells	3/1/2012(1)	171,875	687,500	1,375,000	—	—	—	—	—	—	—
	2/16/2012(2)	—	—	—	5,107	51,067	102,134	—	—	—	877,331
William E.	3/1/2012(1)	72,703	290,810	581,620	—	—	—	—	—	—	—
Schneider	2/16/2012(2)	—	—	—	1,869	18,693	37,386	—	—	—	321,146

(1)

Annual incentive for 2012 granted pursuant to the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan, except for Mr. Schwartz whose award was granted pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan.

(2)	Performance shares for the 2012-2014 performance period granted pursuant to the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan.

Narrative Discussion Relating to the Summary Compensation Table
and Grants of Plan-Based Awards Table

Incentive Awards

Annual Incentive
On March 1, 2012, the compensation committee recommended the 2012 annual incentive award opportunities for our named executive officers and the board approved these opportunities at its meeting on March 1, 2012. These award opportunities are reflected in the Grants of Plan-Based Awards table at grant on March 1, 2012, in columns (c), (d), and (e) and in the Summary Compensation Table as earned with respect to 2012 in column (g).

MDU Resources Group, Inc. Proxy Statement	31

Proxy Statement

Executive officers may receive a payment of annual cash incentive awards based upon achievement of annual performance measures with a threshold, target, and maximum level. A target incentive award is established based on a percent of the executive’s base salary. Actual payment may range from 0% to 200% of the target based upon achievement of goals.

In order to be eligible to receive a payment of an annual incentive award under the Long-Term Performance-Based Incentive Plan, Messrs. Hildestad, Bietz, Wells, and Schneider must have remained employed by the company through December 31, 2012, unless the compensation committee determines otherwise. The committee has full discretion to determine the extent to which goals have been achieved, the payment level, whether any final payment will be made, and whether to adjust awards downward based upon individual performance. Unless otherwise determined and established in writing by the compensation committee within 90 days of the beginning of the performance period, the performance goals may not be adjusted if the adjustment would increase the annual incentive award payment. The compensation committee may use negative discretion and adjust any annual incentive award payment downward, using any subjective or objective measures as it shall determine, including but not limited to the 20% limitation described in the following sentence. The 20% limitation means that no more than 20% of after-tax earnings that are in excess of planned earnings at the business segment level for operating company executives and at the MDU Resources Group level for corporate executives will be paid in annual incentives to executives. The application of this limitation or any other reduction, and the methodology used in determining any such reduction, is in the sole discretion of the compensation committee.

With respect to annual incentive awards granted pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan, which includes Mr. Schwartz, participants who retire at age 65 during the year remain eligible to receive an award. Subject to the compensation committee’s discretion, executives who terminate employment for other reasons are not eligible for an award. The compensation committee has full discretion to determine the extent to which goals have been achieved, the payment level, and whether any final payment will be made. Once performance goals are approved by the committee for executive incentive compensation plan awards, the committee generally does not modify the goals. However, if major unforeseen changes in economic and environmental conditions or other significant factors beyond the control of management substantially affected management’s ability to achieve the specified performance goals, the committee, in consultation with the chief executive officer, may modify the performance goals. Such goal modifications will only be considered in years of unusually adverse or favorable external conditions.

Annual incentive award payments for Messrs. Hildestad, Schwartz, and Schneider were determined based on achievement of performance goals at the following business segments – (i) construction services and construction materials and contracting, (ii) exploration and production, (iii) pipeline and energy services, and (iv) electric and natural gas distribution - and were calculated as follows:

	Column A Percentage of Annual Incentive Target Achieved	Column B Percentage of Average Invested Capital	Column A x Column B
Construction Services Segment and Construction Materials and Contracting Segment	133.5%	29.2%	39.0%
Exploration and Production Segment	0.0%	28.1%	0.0%
Pipeline and Energy Services Segment	148.5%	8.8%	13.1%
Electric and Natural Gas Distribution Segments	50.0%	33.9%	17.0%
Total (Payout Percentage)			69.1%

The award opportunity available to Mr. Bietz was:

Pipeline and Energy Services’ 2012 return on invested capital results as a % (weighted 37.5%) of 2012 target	Corresponding payment of annual incentive target based on return on invested capital	Pipeline and Energy Services’ 2012 earnings per share results as a % (weighted 37.5%) of 2012 target	Corresponding payment of annual incentive target based on earnings per share
Less than 85%	0%	Less than 85%	0%
85%	25%	85%	25%
90%	50%	90%	50%
95%	75%	95%	75%
100%	100%	100%	100%
103%	120%	103%	120%
106%	140%	106%	140%
109%	160%	109%	160%
112%	180%	112%	180%
115%	200%	115%	200%

32	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

MDU Resources Group, Inc.’s consolidated 2012 earnings per share results (weighted 25%)	Corresponding payment of annual incentive target based on consolidated earnings per share results
Less than 100%	0%
100%	100%
103%	120%
106%	140%
109%	160%
112%	180%
115%	200%

The award opportunity available to Mr. Wells was:

Exploration and Production’s 2012 return on invested capital results as a % (weighted 37.5%) of 2012 target	Corresponding payment of annual incentive target based on return on invested capital	Exploration and Production’s 2012 earnings per share results as a % (weighted 37.5%) of 2012 target	Corresponding payment of annual incentive target based on earnings per share
Less than 85%	0%	Less than 85%	0%
85%	25%	85%	25%
90%	50%	90%	50%
95%	75%	95%	75%
100%	100%	100%	100%
108%	120%	103%	120%
116%	140%	106%	140%
124%	160%	109%	160%
132%	180%	112%	180%
140%	200%	115%	200%

MDU Resources Group, Inc.’s consolidated 2012 earnings per share results (weighted 25%)	Corresponding payment of annual incentive target based on consolidated earnings per share results
Less than 100%	0%
100%	100%
103%	120%
106%	140%
109%	160%
112%	180%
115%	200%

For discussion of the specific incentive plan performance targets and results, please see the Compensation Discussion and Analysis.

Long-Term Incentive
On February 14, 2012, the compensation committee recommended long-term incentive grants to the named executive officers in the form of performance shares, and the board approved these grants at its meeting on February 16, 2012. These grants are reflected in columns (f), (g), (h), and (l) of the Grants of Plan-Based Awards table and in column (e) of the Summary Compensation Table.

If the company’s 2012-2014 total shareholder return is positive, from 0% to 200% of the target grant will be paid out in February 2015, depending on our 2012-2014 total stockholder return compared to the total three-year stockholder returns of companies in our performance graph peer group. The payout percentage is determined as follows:

The Company’s Percentile Rank	Payout Percentage of February 16, 2012 Grant
90th or higher	200%
70th	150%
50th	100%
40th	10%
Less than 40th	0%

Payouts for percentile ranks falling between the intervals will be interpolated. We also will pay dividend equivalents in cash on the number of shares actually earned for the performance period. The dividend equivalents will be paid in 2015 at the same time as the performance awards are paid.

If the common stock of a company in the peer group ceases to be traded at any time during the 2012-2014 performance period, the company will be deleted from the peer group. Percentile rank will be calculated without regard to the return of the deleted company. If MDU Resources Group, Inc. or a company in the peer group spins off a segment of its business, the shares of the spun-off entity will be treated as a cash dividend that is reinvested in MDU Resources Group, Inc. or the company in the peer group.

MDU Resources Group, Inc. Proxy Statement	33

Proxy Statement

If the company’s 2012-2014 total shareholder return is negative, the number of shares otherwise earned, if any, for the performance period will be reduced in accordance with the following table:

TSR	Reduction in Award
0% through -5%	50%
-5.01% through -10%	60%
-10.01% through -15%	70%
-15.01% through -20%	80%
-20.01% through -25%	90%
-25.01% or below	100%

Salary and Bonus in Proportion to Total Compensation
The following table shows the proportion of salary and bonus to total compensation:

Name	Salary ($)	Bonus ($)	Total Compensation ($)	Salary and Bonus as a % of Total Compensation
Terry D. Hildestad	750,000	—	2,558,778	29.3%
Doran N. Schwartz	300,000	—	718,254	41.8%
Steven L. Bietz	360,500	—	1,335,091	27.0%
J. Kent Wells	550,000	—	1,523,801	36.1%
William E. Schneider	447,400	—	1,247,788	35.9%

Outstanding Equity Awards at Fiscal Year-End 2012

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)(1)
Terry D. Hildestad	—	—	—	—	—	—	—	111,242(2)	2,362,780
Doran N. Schwartz	—	—	—	—	—	—	—	21,144(2)	449,099
Steven L. Bietz	—	—	—	—	—	—	—	32,041(2)	680,551
J. Kent Wells	—	—	—	—	—	—	—	51,067(2)	1,084,663
William E. Schneider	—	—	—	—	—	—	—	39,815(2)	845,671

(1)	Value based on the number of performance shares reflected in column (i) multiplied by $21.24, the year-end closing price for 2012.

(2)	Below is a breakdown by year of the plan awards:

Named Executive Officer	Award	Shares	End of Performance Period
Terry D. Hildestad	2010	4,771	12/31/12
	2011	54,243	12/31/13
	2012	52,228	12/31/14
Doran N. Schwartz	2010	827	12/31/12
	2011	9,872	12/31/13
	2012	10,445	12/31/14
Steven L. Bietz	2010	1,336	12/31/12
	2011	15,643	12/31/13
	2012	15,062	12/31/14
J. Kent Wells	2010	—	12/31/12
	2011	—	12/31/13
	2012	51,067	12/31/14
William E. Schneider	2010	1,708	12/31/12
	2011	19,414	12/31/13
	2012	18,693	12/31/14

Shares for the 2010 award are shown at the threshold level (10%) based on results for the 2010-2012 performance cycle below threshold.
Shares for the 2011 award are shown at the target level (100%) based on results for the first two years of the 2011-2013 performance cycle below target.
Shares for the 2012 award are shown at the target level (100%) based on results for the first year of the 2012-2014 performance cycle below target.

34	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Option Exercises and Stock Vested During 2012

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)(1)	Value Realized on Vesting ($) (e)(2)
Terry D. Hildestad	—	—	—	—
Doran N. Schwartz	—	—	—	—
Steven L. Bietz	—	—	—	—
J. Kent Wells	—	—	43,103	934,042
William E. Schneider	—	—	—	—

(1)

Reflects the portion of Mr. Wells’ additional 2011 annual incentive award that vested on February 16, 2012 and was paid in shares of our common stock determined by dividing $925,000 by the stock price on December 30, 2011, according to the terms of Mr. Wells’ award.

(2)	Reflects the value of the portion of Mr. Wells’ additional 2011 annual incentive award that was paid in shares of our common stock based on our closing stock price of $21.67 on February 16, 2012.

Pension Benefits for 2012

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Terry D. Hildestad	MDU Pension Plan	35	1,662,318	—
	SISP I(1)(3)	10	2,126,747	—
	SISP II(2)(3)	10	3,511,576	—
	SISP Excess(4)	35	378,943	—
Doran N. Schwartz	MDU Pension Plan	4	94,002	—
	SISP II(2)(3)	5	489,028	—
Steven L. Bietz	WBI Pension Plan	28	1,154,443	—
	SISP I(1)(3)	10	799,197	—
	SISP II(2)(3)	10	768,065	—
	SISP Excess(4)	28	103,162	—
J. Kent Wells(5)	—	—	—	—
William E. Schneider	KR Pension Plan	16	800,720	—
	SISP I(1)(3)	10	1,479,910	—
	SISP II(2)(3)	10	1,748,343	—

(1)	Grandfathered under Section 409A.
(2)	Not grandfathered under Section 409A.
(3)

Years of credited service only affects vesting under SISP I and SISP II. The number of years of credited service in the table reflects the years of vesting service completed in SISP I and SISP II as of December 31, 2012, rather than total years of service with the company. Ten years of vesting service is required to obtain the full benefit under these plans. The present value of accumulated benefits was calculated by assuming the named executive officer would have ten years of vesting service on the assumed benefit commencement date; therefore, no reduction was made to reflect actual vesting levels.

(4)

The number of years of credited service under the SISP excess reflects the years of credited benefit service in the appropriate pension plan as of December 31, 2009, when the pension plans were frozen, rather than the years of participation in the SISP excess. We reflect years of credited benefit service in the appropriate pension plan because the SISP excess provides a benefit that is based on benefits that would have been payable under the pension plans absent Internal Revenue Code limitations.

(5)	Mr. Wells is not eligible to participate in our pension plan and does not participate in the SISP.

The amounts shown for the pension plan and SISP excess represent the actuarial present values of the executives’ accumulated benefits accrued as of December 31, 2012, calculated using a 3.45%, 3.59%, 3.76%, and 3.58% discount rate for the SISP excess, MDU pension plan, WBI pension plan, and KR pension plan, respectively, the 2013 IRS Static Mortality Table for post-retirement mortality, and no recognition of future salary increases or pre-retirement mortality. The assumed retirement ages for these benefits was age 60 for Messrs. Schwartz and Bietz. This is the earliest age at which the executives could begin receiving unreduced benefits. Retirement on December 31, 2012, was assumed for Messrs. Hildestad and Schneider, who were age 63 and 64, respectively, on that date. The amounts shown for the SISP I and SISP II were determined using a 3.45% discount rate and assume benefits commenced at age 65.

MDU Resources Group, Inc. Proxy Statement	35

Proxy Statement

Pension Plans

Messrs. Hildestad and Schwartz participate in the MDU Resources Group, Inc. Pension Plan for Non-Bargaining Unit Employees, which we refer to as the MDU pension plan. Mr. Bietz participates in the Williston Basin Interstate Pipeline Company Pension Plan, which we refer to as the WBI pension plan. Mr. Schneider participates in the Knife River Corporation Salaried Employees’ Pension Plan, which we refer to as the KR pension plan. Pension benefits under the pension plans are based on the participant’s average annual salary over the 60 consecutive month period in which the participant received the highest annual salary during the participant’s final 10 years of service. For this purpose, only a participant’s salary is considered; incentives and other forms of compensation are not included. Benefits are determined by multiplying (1) the participant’s years of credited service by (2) the sum of (a) the average annual salary up to the social security integration level times 1.1% and (b) the average annual salary over the social security integration level times 1.45%. The KR pension plan uses the same formula except that 1.2% and 1.6% are used instead of 1.1% and 1.45%. The maximum years of service recognized when determining benefits under the pension plans is 35. Pension plan benefits are not reduced for social security benefits.

Each of the pension plans was amended to cease benefit accruals as of December 31, 2009, meaning the normal retirement benefit will not change. The years of credited service in the table reflect the named executive officers’ years of credited service as of December 31, 2009.

To receive unreduced retirement benefits under the MDU pension plan and the WBI pension plan, participants must either remain employed until age 60 or elect to defer commencement of benefits until age 60. Under the KR pension plan, participants must remain employed until age 62 or elect to defer commencement of benefits until age 62 to receive unreduced benefits. Mr. Hildestad was eligible for unreduced retirement benefits under the MDU pension plan, and Mr. Schneider was eligible for unreduced retirement benefits under the KR pension plan on December 31, 2012. Participants whose employment terminates between the ages of 55 and 60, with 5 years of service under the MDU pension plan and the WBI pension plan are eligible for early retirement benefits. Early retirement benefits are determined by reducing the normal retirement benefit by 0.25% per month for each month before age 60 in the MDU pension plan and the WBI pension plan. If a participant’s employment terminates before age 55, the same reduction applies for each month the termination occurs before age 62, with the reduction capped at 21%.

Benefits for single participants under the pension plans are paid as straight life annuities and benefits for married participants are paid as actuarially reduced annuities with a survivor benefit for spouses, unless participants choose otherwise. Participants hired before January 1, 2004, who terminate employment before age 55 may elect to receive their benefits in a lump sum. Mr. Bietz would have been eligible for a lump sum if he had retired on December 31, 2012.

The Internal Revenue Code limits the amounts that may be paid under the pension plans and the amount of compensation that may be recognized when determining benefits. In 2009 when the pension plans were frozen, the maximum annual benefit payable under the pension plans was $195,000 and the maximum amount of compensation that could be recognized when determining benefits was $245,000.

Supplemental Income Security Plan

We also offer key managers and executives, including our named executive officers, except Mr. Wells, benefits under our nonqualified retirement plan, which we refer to as the Supplemental Income Security Plan or SISP. Benefits under the SISP consist of:

•	a supplemental retirement benefit intended to augment the retirement income provided under the pension plans – we refer to this benefit as the regular SISP benefit

•	an excess retirement benefit relating to Internal Revenue Code limitations on retirement benefits provided under the pension plans – we refer to this benefit as the SISP excess benefit, and

•	death benefits – we refer to these benefits as the SISP death benefit.

SISP benefits are forfeited if the participant’s employment is terminated for cause.

Regular SISP Benefits and Death Benefits
Regular SISP benefits and death benefits are determined by reference to one of two schedules attached to the SISP – the original schedule or the amended schedule. Our compensation committee, after receiving recommendations from our chief executive officer, determines the level at which participants are placed in the schedules. A participant’s placement is generally, but not always, determined by reference to the participant’s annual base salary. Benefit levels in the amended schedule, which became effective on January 1, 2010, are 20% lower than the benefit levels in the original schedule. The amended schedule applies to new participants and participants who receive a benefit level increase on or after January 1, 2010. None of the named executive officers have received a benefit level increase since the amended schedule became effective.

36	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Participants can elect to receive (1) the regular SISP benefit only, (2) the SISP death benefit only, or (3) a combination of both. Regardless of the participant’s election, if the participant dies before the regular SISP benefit would commence, only the SISP death benefit is provided. If the participant elects to receive both a regular SISP benefit and a SISP death benefit, each of the benefits is reduced proportionately.

The regular SISP benefits reflected in the table above are based on the assumption that the participant elects to receive only the regular SISP benefit. The present values of the SISP death benefits that would be provided if the named executive officers had died on December 31, 2012, prior to the commencement of regular SISP benefits, are reflected in the table that appears in the section entitled “Potential Payments upon Termination or Change of Control.”

Regular SISP benefits that were vested as of December 31, 2004, and were grandfathered under Section 409A of the Internal Revenue Code remain subject to SISP provisions then in effect, which we refer to as SISP I benefits. Regular SISP benefits that are subject to Section 409A of the Internal Revenue Code, which we refer to as SISP II benefits, are governed by amended provisions intended to comply with Section 409A. Participants generally have more discretion with respect to the distributions of their SISP I benefits.

The time and manner in which the regular SISP benefits are paid depend on a variety of factors, including the time and form of benefit elected by the participant and whether the benefits are SISP I or SISP II benefits. Unless the participant elects otherwise, the SISP I benefits are paid over 180 months, with benefits commencing when the participant attains age 65 or, if later, when the participant retires. The SISP II benefits commence when the participant attains age 65 or, if later, when the participant retires, subject to a six-month delay if the participant is subject to the provisions of Section 409A of the Internal Revenue Code that require delayed commencement of these types of retirement benefits. The SISP II benefits are paid over 180 months or, if commencement of payments is delayed for six months, 173 months. If the commencement of benefits is delayed for six months, the first payment includes the payments that would have been paid during the six-month period plus interest equal to one-half of the annual prime interest rate on the participant’s last date of employment. If the participant dies after the regular SISP benefits have begun but before receipt of all of the regular SISP benefits, the remaining payments are made to the participant’s designated beneficiary.

Rather than receiving their regular SISP I benefits in equal monthly installments over 15 years commencing at age 65, participants can elect a different form and time of commencement of their SISP I benefits. Participants can elect to defer commencement of the regular SISP I benefits. If this is elected, the participant retains the right to receive a monthly SISP death benefit if death occurs prior to the commencement of the regular SISP I benefit.

Participants also can elect to receive their SISP I benefits in one of three actuarially equivalent forms – a life annuity, 100% joint and survivor annuity, or a joint and two-thirds joint and survivor annuity, provided that the cost of providing these actuarial equivalent forms of benefits does not exceed the cost of providing the normal form of benefit. Neither the election to receive an actuarially equivalent benefit nor the administrator’s right to pay the regular SISP benefit in the form of an actuarially equivalent lump sum are available with respect to SISP II benefits.

To promote retention, the regular SISP benefits are subject to the following 10-year vesting schedule:

•	0% vesting for less than 3 years of participation

•	20% vesting for 3 years of participation

•	40% vesting for 4 years of participation and

•	an additional 10% vesting for each additional year of participation up to 100% vesting for 10 years of participation.

There is an additional vesting requirement on benefit level increases for the regular SISP benefit granted on or after January 1, 2010. The requirement applies only to the increased benefit level. The increased benefit vests after the later of three additional years of participation in the SISP or the end of the regular vesting schedule described above. The additional three-year vesting requirement for benefit level increases is pro-rated for participants who are officers, attain age 65, and, pursuant to the company’s bylaws, are required to retire prior to the end of the additional vesting period as follows:

•	33% of the increase vests for participants required to retire at least one year but less than two years after the increase is granted and

•	66% of the increase vests for participants required to retire at least two years but less than three years after the increase is granted.

1

MDU Resources Group, Inc. Proxy Statement	37

Proxy Statement

The benefit level increases of participants who attain age 65 and are required to retire pursuant to the company’s bylaws will be further reduced to the extent the participants are not fully vested in their regular SISP benefit under the 10-year vesting schedule described above. The additional vesting period associated with a benefit level increase may be waived by the compensation committee.

SISP death benefits become fully vested if the participant dies while actively employed. Otherwise, the SISP death benefits are subject to the same vesting schedules as the regular SISP benefits.

The SISP also provides that if a participant becomes totally disabled, the participant will continue to receive credit for up to two additional years under the SISP as long as the participant is totally disabled during such time. Since the named executive officers other than Mr. Schwartz are fully vested in their SISP benefits, this would not result in any incremental benefit for the named executive officers other than Mr. Schwartz. The present value of these two additional years of service for Mr. Schwartz is reflected in the table in “Potential Payments upon Termination or Change of Control” below.

SISP Excess Benefits

SISP excess benefits are equal to the difference between (1) the monthly retirement benefits that would have been payable to the participant under the pension plans absent the limitations under the Internal Revenue Code and (2) the actual benefits payable to the participant under the pension plans. Participants are only eligible for the SISP excess benefits if (1) the participant is fully vested under the pension plan, (2) the participant’s employment terminates prior to age 65, and (3) benefits under the pension plan are reduced due to limitations under the Internal Revenue Code on plan compensation. Effective January 1, 2005, participants who were not then vested in the SISP excess benefits were also required to remain actively employed by the company until age 60. In 2009, the plan was amended to limit eligibility for the SISP excess benefit to current SISP participants (1) who were already vested in the SISP excess benefit or (2) who would become vested in the SISP excess benefits if they remain employed with the company until age 60. The plan was further amended to freeze the SISP excess benefits to a maximum of the benefit level payable based on the participant’s years of service and compensation level as of December 31, 2009. Messrs. Hildestad, Bietz, and Schneider would be entitled to the SISP excess benefit if they were to terminate employment prior to age 65. Messrs. Schwartz and Wells are not eligible for this benefit.

Benefits generally commence six months after the participant’s employment terminates and continue to age 65 or until the death of the participant, if prior to age 65. If a participant who dies prior to age 65 elected a joint and survivor benefit, the survivor’s SISP excess benefit is paid until the date the participant would have attained age 65.

Nonqualified Deferred Compensation for 2012

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Earnings in Aggregate Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Terry D. Hildestad	—	—	53,105	—	1,001,633
Doran N. Schwartz	—	—	—	—	—
Steven L. Bietz	—	—	—	—	—
J. Kent Wells	—	—	—	—	—
William E. Schneider	—	—	87,334	—	1,647,225	(1)

(1)

Includes $392,000 which was reported in the Summary Compensation Table for 2006 in column (g) and $37,805 which is reported for 2010 in column (g) of the Summary Compensation Table in this proxy statement.

Participants in the executive incentive compensation plans may elect to defer up to 100% of their annual incentive awards. Deferred amounts accrue interest at a rate determined annually by the compensation committee. The interest rate in effect for 2012 was 5.46% or the “Moody’s Rate,” which is the average of (i) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “A” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12 and (ii) the number that results from adding the daily Moody’s U.S. Long-Term Corporate Bond Yield Average for “BBB” rated companies as of the last day of each month for the 12-month period ending October 31 and dividing by 12. The deferred amount will be paid in accordance with the participant’s election, following termination of employment or beginning in the fifth year following the year the award was granted. The amounts will be paid in accordance with the participant’s election in a lump sum or in monthly installments not to exceed 120 months. In the event of a change of control, all amounts become immediately payable.

38	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

A change of control is defined as:

•	an acquisition during a 12-month period of 30% or more of the total voting power of our stock

•	an acquisition of our stock that, together with stock already held by the acquirer, constitutes more than 50% of the total fair market value or total voting power of our stock

•

replacement of a majority of the members of our board of directors during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of our board of directors or

•	acquisition of our assets having a gross fair market value at least equal to 40% of the total gross fair market value of all of our assets.

Potential Payments upon Termination or Change of Control
The following tables show the payments and benefits our named executive officers would receive in connection with a variety of employment termination scenarios and upon a change of control. For the named executive officers, the information assumes the terminations and the change of control occurred on December 31, 2012. All of the payments and benefits described below would be provided by the company or its subsidiaries.

The tables exclude compensation and benefits provided under plans or arrangements that do not discriminate in favor of the named executive officers and that are generally available to all salaried employees, such as benefits under our qualified defined benefit pension plan (for employees hired before 2006), accrued vacation pay, continuation of health care benefits, and life insurance benefits. The tables also do not include the named executive officers’ benefits under our nonqualified deferred compensation plans, which are reported in the Nonqualified Deferred Compensation for 2012 table. See the Pension Benefits for 2012 table and the Nonqualified Deferred Compensation for 2012 table, and accompanying narratives, for a description of the named executive officers’ accumulated benefits under our qualified defined benefit pension plans and our nonqualified deferred compensation plans.

The calculation of the present value of excess SISP benefits our named executive officers would be entitled to upon termination of employment under the SISP was computed based on calculations assuming an age rounded to the nearest whole year of age. Actual payments may differ. The terms of the excess SISP benefit are described following the Pension Benefits for 2012 table.

We provide disability benefits to some of our salaried employees equal to 60% of their base salary, subject to a cap on the amount of base salary taken into account when calculating benefits. For officers, the limit on base salary is $200,000. For other salaried employees, the limit is $100,000. For all salaried employees, disability payments continue until age 65 if disability occurs at or before age 60 and for 5 years if disability occurs between the ages of 60 and 65. Disability benefits are reduced for amounts paid as retirement benefits. The amounts in the tables reflect the present value of the disability benefits attributable to the additional $100,000 of base salary recognized for executives under our disability program, subject to the 60% limitation, after reduction for amounts that would be paid as retirement benefits. As the tables reflect, the reduction for amounts paid as retirement benefits would eliminate disability benefits assuming a termination of employment on December 31, 2012 for Messrs. Hildestad, Bietz, and Schneider.

Upon a change of control, share-based awards granted under our Long-Term Performance-Based Incentive Plan vest and non-share-based awards are paid in cash. All performance share awards for Messrs. Hildestad, Schwartz, Bietz, Wells, and Schneider and the annual incentives for Messrs. Hildestad, Bietz, Wells, and Schneider, which were awarded under the Long-Term Performance-Based Incentive Plan, would vest at their target levels. For this purpose, the term “change of control” is defined as:

•	the acquisition by an individual, entity, or group of 20% or more of our outstanding common stock

•

a change in a majority of our board of directors since April 22, 1997, without the approval of a majority of the board members as of April 22, 1997, or whose election was approved by such board members

•

consummation of a merger or similar transaction or sale of all or substantially all of our assets, unless our stockholders immediately prior to the transaction beneficially own more than 60% of the outstanding common stock and voting power of the resulting corporation in substantially the same proportions as before the merger, no person owns 20% or more of the resulting corporation’s outstanding common stock or voting power except for any such ownership that existed before the merger and at least a majority of the board of the resulting corporation is comprised of our directors or

•	stockholder approval of our liquidation or dissolution.

MDU Resources Group, Inc. Proxy Statement	39

Proxy Statement

Performance share awards will be forfeited if the participant’s employment terminates for any reason before the participant has reached age 55 and completed 10 years of service. Performance shares and related dividend equivalents for those participants whose employment is terminated other than for cause after the participant has reached age 55 and completed 10 years of service will be prorated as follows:

•	if the termination of employment occurs during the first year of the performance period, the shares are forfeited

•

if the termination of employment occurs during the second year of the performance period, the executive receives a prorated portion of any performance shares earned based on the number of months employed during the performance period and

•	if the termination of employment occurs during the third year of the performance period, the executive receives the full amount of any performance shares earned.

As of December 31, 2012, Messrs. Schwartz, Bietz, and Wells had not satisfied this requirement. Accordingly, if a December 31, 2012 termination other than for cause without a change of control is assumed, the named executive officers’ 2012-2014 performance share awards would be forfeited, any amounts earned under the 2011-2013 performance share awards for Messrs. Hildestad and Schneider would be reduced by one-third and such award for Messrs. Schwartz and Bietz would be forfeited, and any amounts earned under the 2010-2012 performance share awards for Messrs. Hildestad and Schneider would not be reduced and the award for Messrs. Schwartz and Bietz would be forfeited. Mr. Wells had no 2011-2013 or 2010-2012 performance share awards. The number of performance shares earned following a termination depends on actual performance through the full performance period. As actual performance for the 2010-2012 performance share awards has been determined, the amounts for these awards in the event of a termination without a change of control were based on actual performance, which resulted in vesting of 0% of the target award. For the 2011-2013 performance share awards, because we do not know what actual performance through the entire performance period will be, we have assumed target performance will be achieved and, therefore, show two-thirds of the target award. No amounts are shown for the 2012-2014 performance share awards because such awards would be forfeited. Although vesting would only occur after completion of the performance period, the amounts shown in the tables were not reduced to reflect the present value of the performance shares that could vest. Dividend equivalents attributable to earned performance shares would also be paid. Dividend equivalents accrued through December 31, 2012, are included in the amounts shown.

The value of the vesting of performance shares shown in the tables was determined by multiplying the number of performance shares that would vest due to termination or a change of control by the closing price of our stock on December 31, 2012.

The compensation committee may consider providing severance benefits on a case-by-case basis for employment terminations. The compensation committee adopted a checklist of factors in February 2005 to consider when determining whether any such severance benefits should be paid. The tables do not reflect any such severance benefits, as these benefits are made in the discretion of the committee on a case-by-case basis and it is not possible to estimate the severance benefits, if any, that would be paid.

40	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Terry D. Hildestad

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
Short-term Incentive(1)						750,000	750,000
2010-2012 Performance Shares						1,107,087	1,107,087
2011-2013 Performance Shares	816,176	816,176		816,176	816,176	1,224,265	1,224,265
2012-2014 Performance Shares						1,144,577	1,144,577
Benefits and Perquisites:
Regular SISP(2)	5,709,419	5,709,419			5,709,419	5,709,419
Excess SISP(3)	378,944	378,944			378,944	378,944
SISP Death Benefits(4)				12,024,426
Total	6,904,539	6,904,539		12,840,602	6,904,539	10,314,292	4,225,929

(1)	Represents the target 2012 annual incentive, which would be deemed earned upon change of control under the Long-Term Performance-Based Incentive Plan.
(2)

Represents the present value of Mr. Hildestad’s vested regular SISP benefit as of December 31, 2012, which was $42,710 per month for 15 years, commencing at age 65. Present value was determined using a 3.45% discount rate. The terms of the regular SISP benefit are described following the Pension Benefits for 2012 table.

(3)

Represents the present value of all excess SISP benefits Mr. Hildestad would be entitled to upon termination of employment under the SISP. Present value was determined using a 3.45% discount rate. The terms of the excess SISP benefit are described following the Pension Benefits for 2012 table.

(4)

Represents the present value of 180 monthly payments of $85,420 per month, which would be paid as a SISP death benefit under the SISP. Present value was determined using a 3.45% discount rate. The terms of the SISP death benefit are described following the Pension Benefits for 2012 table.

MDU Resources Group, Inc. Proxy Statement	41

Proxy Statement

Doran N. Schwartz

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)		Not for Cause Termination ($)		For Cause Termination ($)	Death ($)	Disability ($)		Change of Control (With Termination) ($)		Change of Control (Without Termination) ($)
Compensation:
2010-2012 Performance Shares									191,882		191,882
2011-2013 Performance Shares									222,811		222,811
2012-2014 Performance Shares									228,902		228,902
Benefits and Perquisites:
Regular SISP	244,273	(1)	244,273	(1)			341,982	(2)	244,273	(1)
SISP Death Benefits(3)						2,055,217
Disability Benefits(4)							855,522
Total	244,273		244,273			2,055,217	1,197,504		887,868		643,595

(1)

Represents the present value of Mr. Schwartz’s vested regular SISP benefit as of December 31, 2012, which was $3,650 per month for 15 years, commencing at age 65. Present value was determined using a 3.45% discount rate. The terms of the regular SISP benefit are described following the Pension Benefits for 2012 table.

(2)

Represents the present value of Mr. Schwartz’s vested SISP benefit described in footnote 1, adjusted to reflect the increase in the present value of his regular SISP benefit that would result from an additional two years of vesting under the SISP. Present value was determined using a 3.45% discount rate.

(3)

Represents the present value of 180 monthly payments of $14,600 per month, which would be paid as a SISP death benefit under the SISP. Present value was determined using a 3.45% discount rate. The terms of the SISP death benefit are described following the Pension Benefits for 2012 table.

(4)	Represents the present value of the disability benefit after reduction for amounts that would be paid as retirement benefits. Present value was determined using a 3.59% discount rate.

42	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Steven L. Bietz

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
Short-term Incentive(1)						234,325	234,325
2010-2012 Performance Shares						309,972	309,972
2011-2013 Performance Shares						353,063	353,063
2012-2014 Performance Shares						330,084	330,084
Benefits and Perquisites:
Regular SISP(2)	1,556,929	1,556,929			1,556,929	1,556,929
Excess SISP(3)	180,597	180,597			180,597	180,597
SISP Death Benefits(4)				4,535,554
Total	1,737,526	1,737,526		4,535,554	1,737,526	2,964,970	1,227,444

(1)	Represents the target 2012 annual incentive, which would be deemed earned upon change of control under the Long-Term Performance-Based Incentive Plan.
(2)

Represents the present value of Mr. Bietz’s vested regular SISP benefit as of December 31, 2012, which was $16,110 per month for 15 years, commencing at age 65. Present value was determined using a 3.45% discount rate. The terms of the regular SISP benefit are described following the Pension Benefits for 2012 table.

(3)

Represents the present value of all excess SISP benefits Mr. Bietz would be entitled to upon termination of employment under the SISP. Present value was determined using a 3.45% discount rate. The terms of the excess SISP benefit are described following the Pension Benefits for 2012 table.

(4)

Represents the present value of 180 monthly payments of $32,220 per month, which would be paid as a SISP death benefit under the SISP. Present value was determined using a 3.45% discount rate. The terms of the SISP death benefit are described following the Pension Benefits for 2012 table.

MDU Resources Group, Inc. Proxy Statement	43

Proxy Statement

J. Kent Wells

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
Short-term Incentive(1)						687,500	687,500
2012-2014 Performance Shares						1,119,133	1,119,133
Benefits and Perquisites:
Disability Benefits (2)					452,506
Total					452,506	1,806,633	1,806,633

(1)	Represents the target 2012 annual incentive, which would be deemed earned upon change of control under the Long-Term Performance-Based Incentive Plan.

(2)	Represents the present value of the disability benefit. Present value was determined using a 3.76% discount rate.

44	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

William E. Schneider

Executive Benefits and Payments Upon Termination or Change of Control	Voluntary Termination ($)	Not for Cause Termination ($)	For Cause Termination ($)	Death ($)	Disability ($)	Change of Control (With Termination) ($)	Change of Control (Without Termination) ($)
Compensation:
Short-term Incentive(1)						290,810	290,810
2010-2012 Performance Shares						396,249	396,249
2011-2013 Performance Shares	292,124	292,124		292,124	292,124	438,174	438,174
2012-2014 Performance Shares						409,657	409,657
Benefits and Perquisites:
Regular SISP(2)	3,161,624	3,161,624			3,161,624	3,161,624
SISP Death Benefits(3)				6,433,110
Total	3,453,748	3,453,748		6,725,234	3,453,748	4,696,514	1,534,890

(1)	Represents the target 2012 annual incentive, which would be deemed earned upon change of control under the Long-Term Performance-Based Incentive Plan.

(2)

Represents the present value of Mr. Schneider’s vested regular SISP benefit as of December 31, 2012, which was $22,850 per month for 15 years, commencing at age 65. Present value was determined using a 3.45% discount rate. The terms of the regular SISP benefit are described following the Pension Benefits for 2012 table.

(3)

Represents the present value of 180 monthly payments of $45,700 per month, which would be paid as a SISP death benefit under the SISP. Present value was determined using a 3.45% discount rate. The terms of the SISP death benefit are described following the Pension Benefits for 2012 table.

MDU Resources Group, Inc. Proxy Statement	45

Proxy Statement

Director Compensation for 2012

Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)(1)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)(2)	Total ($) (h)
Thomas Everist	65,000		110,000	—	—	—	174	175,174
Karen B. Fagg	65,000		110,000	—	—	—	174	175,174
A. Bart Holaday	55,000	(3)	110,000	—	—	—	174	165,174
Dennis W. Johnson	70,000		110,000	—	—	—	174	180,174
Thomas C. Knudson	55,000		110,000	—	—	—	674	165,674
Richard H. Lewis	55,000		110,000	—	—	—	174	165,174
Patricia L. Moss	55,000	(4)	110,000	—	—	—	174	165,174
Harry J. Pearce	130,000		110,000	—	—	—	174	240,174
John K. Wilson	55,000	(5)	110,000	—	—	—	174	165,174

(1)

This column reflects the aggregate grant date fair value of 5,467 shares of MDU Resources Group, Inc. stock purchased for our non-employee directors measured in accordance with Financial Accounting Standards Board generally accepted accounting principles for stock based compensation in FASB Accounting Standards Codification Topic 718. The grant date fair value is based on the purchase price of our common stock on the grant date on November 19, 2012, which was $20.118. The $14.89 in cash paid to each director for the fractional shares is included in the amounts reported in column (c) to this table.

(2)	Group life insurance premium of $174 and a matching charitable contribution of $500 for Mr. Knudson.
(3)	Includes $14,999 that Mr. Holaday received in our common stock in lieu of cash.
(4)	Includes $27,481 that Ms. Moss received in our common stock in lieu of cash.
(5)	Includes $54,982 that Mr. Wilson received in our common stock in lieu of cash.

The following table shows the cash and stock retainers payable to our non-employee directors.

Base Retainer	$55,000
Additional Retainers:
Non-Executive Chairman	75,000
Lead Director, if any	33,000
Audit Committee Chairman	15,000
Compensation Committee Chairman	10,000
Nominating and Governance Committee Chairman	10,000
Annual Stock Grant(1)	110,000

(1)	The annual stock grant is a grant of shares equal in value to $110,000.

There are no meeting fees.

In addition to liability insurance, we maintain group life insurance in the amount of $100,000 on each non-employee director for the benefit of each director’s beneficiaries during the time each director serves on the board. The annual cost per director is $174.

Directors may defer all or any portion of the annual cash retainer and any other cash compensation paid for service as a director pursuant to the Deferred Compensation Plan for Directors. Deferred amounts are held as phantom stock with dividend accruals and are paid out in cash over a five-year period after the director leaves the board.

Directors are reimbursed for all reasonable travel expenses including spousal expenses in connection with attendance at meetings of the board and its committees. All amounts together with any other perquisites were below the disclosure threshold for 2012.

Our post-retirement income plan for directors was terminated in May 2001 for current and future directors. The net present value of each director’s benefit was calculated and converted into phantom stock. Payment is deferred pursuant to the Deferred Compensation Plan for Directors and will be made in cash over a five-year period after the director’s retirement from the board.

46	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Our director stock ownership policy contained in our corporate governance guidelines requires each director to own our common stock equal in value to five times the director’s annual cash base retainer. Shares acquired through purchases on the open market and participation in our director stock plans will be considered in ownership calculations as will ownership of our common stock by a spouse. A director is allowed five years commencing January 1 of the year following the year of that director’s initial election to the board to meet the requirements. The level of common stock ownership is monitored with an annual report made to the compensation committee of the board. For stock ownership, please see “Security Ownership.”

Narrative Disclosure of our Compensation Policies and Practices
as They Relate to Risk Management
 The human resources department has conducted an assessment of the risks arising from our compensation policies and practices for all employees and concluded that none of these risks is reasonably likely to have a material adverse effect on the company. Based on the human resources department’s assessment and taking into account information received from the risk identification process, senior management and our management policy committee concluded that risks arising from our compensation policies and practices for all employees are not reasonably likely to have a material adverse effect on the company. After review and discussion with senior management, the compensation committee concurred with this assessment.

As part of its assessment of the risks arising from our compensation policies and practices for all employees, the human resources department identified the principal areas of risk faced by the company that may be affected by our compensation policies and practices for all employees, including any risks resulting from our operating businesses’ compensation policies and practices. In assessing the risks arising from our compensation policies and practices, the human resources department identified the following practices designed to prevent excessive risk taking:

Business management and governance practices

•	risk management is a specific performance competency to annual performance assessment of Section 16 officers

•	board oversight on capital expenditure and operating plans that promotes careful consideration of financial assumptions

•	limitation on business acquisitions without board approval

•	employee integrity training programs and anonymous reporting systems

•	quarterly risk assessment reports at audit committee meetings and

•

prohibitions on holding company stock in an account that is subject to a margin call, pledging company stock as collateral for a loan, and hedging of company stock by Section 16 officers and directors.

Compensation practices

•

active compensation committee review of executive compensation, including comparison of executive compensation to total stockholder return ratio to the ratio for the performance graph peer group (PEER Analysis)

•	the initial determination of a position’s salary grade to be at or near the 50th percentile of base salaries paid to similar positions at peer group companies and/or relevant industry companies

•	consideration of peer group and/or relevant industry practices to establish appropriate compensation target amounts

•	a balanced compensation mix of fixed salary and annual or long-term incentives tied to the company’s financial performance

•	use of interpolation for annual and long-term incentive awards to avoid payout cliffs

•	negative discretion to adjust any annual or long-term incentive award payment downward

•	use of caps on annual incentive awards and long-term incentive stock grant awards (200% of target for awards granted in 2012)

•	discretionary clawbacks on incentive payments in the event of a financial restatement

•	use of performance shares, rather than stock options or stock appreciation rights, as equity component of incentive compensation

•	use of performance shares with a relative, rather than an absolute, total stockholder return performance goal and mandatory reduction in award if total stockholder return is negative

•	use of three-year performance periods to discourage short-term risk-taking

MDU Resources Group, Inc. Proxy Statement	47

Proxy Statement

•	substantive incentive goals measured primarily by return on invested capital and earnings per share criteria, which encourage balanced performance and are important to stockholders

•	use of financial performance metrics that are readily monitored and reviewed

•	regular review of the appropriateness of the companies in the performance graph peer group

•	stock ownership requirements for executives participating in the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan and the board

•	mandatory holding periods for 50% of any net after-tax shares earned under long-term incentive awards granted in 2011 and thereafter and

•	use of independent consultants in establishing pay targets at least biennially.

48	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

INFORMATION CONCERNING EXECUTIVE OFFICERS

At the first annual meeting of the board after the annual meeting of stockholders, our board of directors elects our executive officers, who serve until their successors are chosen and qualify. A majority of our board of directors may remove any executive officer at any time. Information concerning our executive officers, including their ages, present corporate positions, and business experience, is as follows:

Name	Age	Present Corporate Position and Business Experience
David L. Goodin	51	Mr. Goodin was elected President and Chief Executive Officer of the company and a director effective January 4, 2013. For more information about Mr. Goodin, see “Election of Directors.”

Steven L. Bietz	54

Mr. Bietz was elected president and chief executive officer of WBI Holdings, Inc. effective March 4, 2006; president effective January 2, 2006; executive vice president and chief operating officer effective September 1, 2002; vice president-administration and chief accounting officer effective November 3, 1999; vice president-administration effective February 1997; and controller effective January 1994.

William R. Connors	51

Mr. Connors was elected vice president–renewable resources of MDU Resources Group, Inc., effective September 1, 2008. Prior to that, he was vice president-business development of Cascade Natural Gas Corporation effective November 2007; vice president-origination, contracts & regulatory of Centennial Energy Resources, LLC, effective January 2007; vice president-origination, contracts & regulatory of Centennial Power, Inc., effective July 2005; and, was first employed as vice president-contracts & regulatory of Centennial Power, Inc., effective July 2004. Prior to that Mr. Connors was of counsel to Miller Nash, LLP, a law firm in Seattle, Washington.

Mark A. Del Vecchio	53

Mr. Del Vecchio was elected vice president–human resources on October 1, 2007. From November 3, 2003 to October 1, 2007, Mr. Del Vecchio was director of executive programs and compensation. From April 1996 to October 31, 2003, Mr. Del Vecchio was vice president and member of The Carter Group, LLC, an executive search and management consulting company.

John G. Harp	60

Mr. Harp was elected chief executive officer of Knife River Corporation effective January 1, 2012, and continues to serve as chief executive officer of MDU Construction Services Group, Inc. He was elected president and chief executive officer of Utility Services Inc., which is now MDU Construction Services Group, Inc., effective September 29, 2004. From May 2004 to September 29, 2004, Mr. Harp was vice president of Ledcor Technical Services Inc., a provider of fiber optic cable maintenance services. From April 2001 to May 2004, he was president of JODE CORP., a broadband maintenance company. Mr. Harp sold JODE CORP. to Ledcor Construction in May 2004. Prior to that, he was president of Harp Line Constructors Co. and Harp Engineering, Inc. from July 1998, when they were bought by Utility Services Inc., to April 2001.

Nicole A. Kivisto	39

Ms. Kivisto was elected vice president, controller and chief accounting officer effective February 17, 2010. Prior to that she was controller effective December 1, 2005; a financial analyst IV in the Corporate Planning Department effective May 2003; a financial and investor relations analyst in the Investor Relations Department effective May 2000; and a financial analyst in the Corporate Accounting Department effective July 1995.

Douglass A. Mahowald	63

Mr. Mahowald was elected treasurer and assistant secretary effective February 17, 2010. Prior to that he was the assistant treasurer and assistant secretary effective August 1992; treasury services manager effective November 1982; and budget statistician effective February 1982.

K. Frank Morehouse	54

Mr. Morehouse was elected president and chief executive officer of Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company effective January 4, 2013. Prior to that, he was executive vice president and general manager of Cascade Natural Gas Corporation effective April 1, 2009, and Intermountain Gas Company effective October 1, 2008; vice president-operations of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. effective January 29, 2007; Region Manager for Montana-Dakota Utilities Co. effective October 1, 2004; and Region Manager of Great Plains Natural Gas Co. when it was acquired July 1, 2000.

Cynthia J. Norland	58

Ms. Norland was elected vice president–administration effective July 16, 2007. Prior to that she was the assistant vice president–administration effective January 17, 2007; associate general counsel in the Legal Department effective March 6, 2004; and senior attorney in the Legal Department effective June 1, 1995.

Paul K. Sandness	58

Mr. Sandness was elected general counsel and secretary of the company, its divisions and major subsidiaries effective April 6, 2004. He also was elected a director of the company’s principal subsidiaries and was appointed to the Managing Committees of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co. Prior to that he served as a senior attorney effective 1987 and as an assistant secretary of several subsidiary companies.

MDU Resources Group, Inc. Proxy Statement	49

Proxy Statement

William E. Schneider	64

Mr. Schneider was elected executive vice president–Bakken Development effective January 1, 2012. Prior to that, he was president and chief executive officer of Knife River Corporation effective May 1, 2005; and senior vice president-construction materials effective from September 15, 1999 to April 30, 2005.

Doran N. Schwartz	43

Mr. Schwartz was elected vice president and chief financial officer effective February 17, 2010. Prior to that, he was vice president and chief accounting officer effective March 1, 2006; and assistant vice president-special projects effective September 6, 2005. He was director of membership rewards for American Express, a financial services company, from November 2004 to August 1, 2005; audit manager for Deloitte & Touche, an audit and professional services company, from June 2002 to November 2004; and audit manager/senior for Arthur Andersen, an audit and professional services company, from December 1997 to June 2002.

John P. Stumpf	53

Mr. Stumpf was elected vice president–strategic planning effective December 1, 2006. Mr. Stumpf was vice president–corporate development for Knife River Corporation from July 1, 2002 to November 30, 2006, and director of corporate development of Knife River Corporation from January 14, 2002 to June 30, 2002. Prior to that, he was special projects manager for Knife River Corporation from May 1, 2000 to January 13, 2002.

J. Kent Wells	56

Mr. Wells was elected vice chairman of the company and a director effective January 4, 2013, and continues to serve as president and chief executive officer of Fidelity Exploration & Production Company, the position for which he was hired effective May 2, 2011. For more information about Mr. Wells, see “Election of Directors.”

SECURITY OWNERSHIP

The table below sets forth the number of shares of our capital stock that each director and each nominee for director, each named executive officer, and all directors and executive officers as a group owned beneficially as of December 31, 2012.

Name	Common Shares Beneficially Owned(1)		Shares Held By Family Members(2)	Percent of Class	Deferred Director Fees Held as Phantom Stock(3)
Steven L. Bietz	69,392	(4)		*
Thomas Everist	1,885,590	(5)		1.0	29,243
Karen B. Fagg	37,481			*
Terry D. Hildestad	214,073			*
A. Bart Holaday	41,200			*
Dennis W. Johnson	88,583	(6)	4,560	*
Thomas C. Knudson	24,467			*
Richard H. Lewis	28,167			*	18,185
Patricia L. Moss	63,225			*
Harry J. Pearce	218,017			*	48,081
William E. Schneider	104,555	(7)	800	*
Doran N. Schwartz	24,763	(4) (8)	1,300	*
J. Kent Wells	27,743			*
John K. Wilson	90,549			*
All directors and executive officers as a group (23 in number)	3,222,078		20,228	1.7	95,509

*	Less than one percent of the class.
(1)	“Beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security.
(2)	These shares are included in the “Common Shares Beneficially Owned” column.
(3)

These shares are not included in the “Common Shares Beneficially Owned” column. Directors may defer all or a portion of their cash compensation pursuant to the Deferred Compensation Plan for Directors. Deferred amounts are held as phantom stock with dividend accruals and are paid out in cash over a five-year period after the director leaves the board.

(4)	Includes full shares allocated to the officer’s account in our 401(k) retirement plan.
(5)	Includes 1,820,000 shares of common stock acquired through the sale of Connolly-Pacific to us.
(6)	Mr. Johnson disclaims all beneficial ownership of the 4,560 shares owned by his wife.
(7)	Mr. Schneider disclaims all beneficial ownership of the 800 shares owned by his wife.
(8)	The total includes 1,300 shares owned by Mr. Schwartz’s wife.

50	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

We prohibit our directors and executive officers from hedging their ownership of company common stock. They may not enter into transactions that allow them to benefit from devaluation of our stock or otherwise own stock technically but without the full benefits and risks of such ownership.

Directors, executive officers, and related persons are prohibited from holding our common stock in a margin account, with certain exceptions, or pledging company securities as collateral for a loan. Company common stock may be held in a margin brokerage account only if the stock is explicitly excluded from any margin, pledge, or security provisions of the customer agreement. Company common stock may be held in a cash account, which is a brokerage account that does not allow any extension of credit on securities. “Related person” means an executive officer’s or director’s spouse, minor child, and any person (other than a tenant or domestic employee) sharing the household of a director or executive officer, as well as any entities over which a director or executive officer exercises control.

The table below sets forth information with respect to any person we know to be the beneficial owner of more than five percent of any class of our voting securities.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	BlackRock, Inc. 40 East 52nd Street New York, NY 10022	11,808,063	(1)	6.25%

Common Stock	T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	11,315,091	(2)	5.90%

Common Stock	State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	9,760,389	(3)	5.20%

Common Stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	10,319,105	(4)	5.46%

(1)

In a Schedule 13G/A, Amendment No. 3, filed on February 5, 2013, BlackRock, Inc. reports sole voting and dispositive power with respect to all shares as the parent holding company or control person of BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Japan Co. Ltd., BlackRock Advisors (UK) Limited, BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Investment Management (Australia) Limited, BlackRock Life Limited, BlackRock (Netherlands) B.V., BlackRock Fund Managers Limited, BlackRock Asset Management Ireland Limited, BlackRock International Limited, and BlackRock Investment Management (UK) Limited.

(2)

In a Schedule 13G/A, Amendment No. 1, filed on February 7, 2013, T. Rowe Price Associates, Inc. reports sole voting power with respect to 1,724,000 shares and sole dispositive power with respect to 11,315,091 shares. These securities are owned by individual and institutional investors to which T. Rowe Price serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be a beneficial owner of such securities; however, T. Rowe Price expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)

In a Schedule 13G, filed on February 12, 2013, State Street Corporation reports shared voting and dispositive power with respect to all shares as the parent holding company or control person of State Street Global Advisors France S.A., State Street Bank and Trust Company, SSGA Funds Management, Inc., State Street Global Advisors Limited, State Street Global Advisors Ltd, State Street Global Advisors, Australia Limited, State Street Global Advisors Japan Co., Ltd. and State Street Global Advisors, Asia Limited.

(4)

In a Schedule 13G, filed on February 13, 2013, The Vanguard Group reports sole dispositive power with respect to 10,140,265 shares, shared dispositive power with respect to 178,840 shares and sole voting power with respect to 191,340 shares. These shares include 127,440 shares beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of collective trust accounts, and 115,300 shares beneficially owned by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of Australian investment offerings.

MDU Resources Group, Inc. Proxy Statement	51

Proxy Statement

RELATED PERSON TRANSACTION DISCLOSURE

The board of directors has adopted a policy for the review of related person transactions. This policy is contained in our corporate governance guidelines, which are posted on our website at www.mdu.com.

The audit committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the company. Financial transactions, arrangements, relationships, or any series of similar transactions, arrangements, or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the committee’s review.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock, and their immediate family members. Immediate family members are spouses, parents, stepparents, mothers-in-law, fathers-in-law, siblings, brothers-in-law, sisters-in-law, children, stepchildren, daughters-in-law, sons-in-law, and any person, other than a tenant or domestic employee, who shares the household of a director, director nominee, executive officer, or holder of 5% or more of our voting stock.

After its review, the committee makes a determination or a recommendation to the board and officers of the company with respect to the related person transaction. Upon receipt of the committee’s recommendation, the board of directors or officers, as the case may be, take such action as they deem appropriate in light of their responsibilities under applicable laws and regulations.

The audit committee and the board of directors reviewed two leases between an indirect subsidiary of the company and a Nevada limited liability company, MOJO Montana, LLC (MOJO). John G. Harp, who is chief executive officer of MDU Construction Services Group, Inc. and Knife River Corporation, and his brother, Michael D. Harp, are managing members of MOJO. The properties described in these two leases are located in Kalispell and Billings, Montana, and have been leased since 1998. In May 2010, the audit committee determined that renewing these leases was in the company’s best interests after it reviewed 2010 third party appraisals for the properties and considered the consumer price index and our operating companies’ knowledge of local property markets. The audit committee recommended and the board approved three-year leases for these properties that provide for our indirect subsidiary to pay a combined monthly rent of $9,508 to MOJO. The leases expire June 30, 2013.

CORPORATE GOVERNANCE

Director Independence
The board of directors has adopted guidelines on director independence that are included in our corporate governance guidelines, which are available for review on our corporate website at http://www.mdu.com/Documents/Governance/CorporateGovernance.pdf. The board of directors has determined that Thomas Everist, Karen B. Fagg, A. Bart Holaday, Dennis W. Johnson, Thomas C. Knudson, Richard H. Lewis, Patricia L. Moss, Harry J. Pearce, and John K. Wilson:

•	have no material relationship with us and

•	are independent in accordance with our director independence guidelines and the New York Stock Exchange listing standards.

In determining director independence for 2012, the board of directors considered the following transactions or relationships:

•

Mr. Everist’s ownership of approximately 1.87 million shares in 2011 and approximately 1.89 million shares in 2012 of our common stock. In December 2011, we entered into a two-year contract with WebFilings, LLC, which offers a cloud-based solution for meeting SEC reporting requirements. The contract provides for a quarterly subscription fee of approximately $13,000 to use WebFilings’ software and for additional fees to be determined based on the number of users and additional services requested. The additional fees for 2011 were $4,500, for 2012 were $5,000, and we expect them to be approximately $3,100 for 2013. Mr. Everist is a limited partner and owns less than 1% of WebFilings, LLC. The MDU Resources Foundation (Foundation) made charitable contributions to Medcenter One Foundation, which is now known as Sanford Health following a merger effective July 2, 2012, in the amount of $500 in 2011 and $1,250 in 2012. Mr. Everist is a member of the board of directors of the Sanford Health Foundation and his wife, Barbara Everist, is vice chairman of the board of trustees of Sanford Health.

•

charitable contributions from the Foundation in the amount of $2,700 in 2011 and $2,625 in 2012 to the University of North Dakota Foundation – Mr. Holaday serves as the chairman of the board and as a trustee for the University of North Dakota Center for Innovation Foundation and also serves as a director for the University of North Dakota Foundation; charitable contributions from the Foundation in the amount of $3,750 in 2011 and $27,250 in 2012 to Jamestown College or its foundation – Mr. Holaday serves as a trustee for Jamestown College.

•	charitable contributions from the Foundation to the City of Dickinson in the amount of $20,000 in 2011 and 2012 – Mr. Johnson is president of the City of Dickinson board of commissioners.

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Proxy Statement

•

charitable contributions from the Foundation to Colorado UpLift in the amount of $25,000 in 2011 and $20,000 in 2012 – Mr. Lewis is a board director and chairman of the Development Board of Colorado UpLift; charitable contributions from the Foundation in the amount of $10,000 in 2011 and $5,000 in 2012 to the Alliance for Choice in Education – Mr. Lewis serves on the Board of Trustees for Alliance.

Director Resignation upon Change of Job Responsibility
Our corporate governance guidelines require a director to tender his or her resignation after a material change in job responsibility. In 2012, no directors submitted resignations under this requirement.

Code of Conduct
We have a code of conduct and ethics, which we refer to as the Leading With Integrity Guide, which applies to all employees, directors, and officers.

We intend to satisfy our disclosure obligations regarding:

•

amendments to, or waivers of, any provision of the code of conduct that applies to our principal executive officer, principal financial officer, and principal accounting officer and that relates to any element of the code of ethics definition in Regulation S-K, Item 406(b) and

•

waivers of the code of conduct for our directors or executive officers, as required by New York Stock Exchange listing standards by posting such information on our website at http://www.mdu.com/Documents/Governance/IntegrityGuide.pdf.

Board Leadership Structure and Board’s Role in Risk Oversight
The board separated the positions of chairman of the board and chief executive officer in 2006 and elected Harry J. Pearce, a non-employee independent director, as our chairman. Separating these positions allows our chief executive officer to focus on the full-time job of running our business, while allowing the chairman of the board to lead the board in its fundamental role of providing advice to and independent oversight of management. The board believes this structure recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board’s oversight responsibilities continue to grow and demand more time and attention. The fundamental role of the board of directors is to provide oversight of the management of the company in good faith and in the best interests of the company and its stockholders. Having an independent chairman is a means to ensure the chief executive officer is accountable for managing the company in close alignment with the interests of stockholders. An independent chairman avoids the conflicts of interest that arise when the chairman and chief executive positions are combined and more effectively manages relationships between the board and the chief executive officer. An independent chairman is in a better position to encourage frank and lively discussions and to assure that the company has adequately assessed all appropriate business risks before adopting its final business plans and strategies. In August 2012, we amended our bylaws and corporate governance guidelines to require that our chairman be independent. The board believes that having separate positions and having an independent outside director serve as chairman is the appropriate leadership structure for the company and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, environmental and regulatory risks, and others, such as the impact of competition, weather conditions, limitations on our ability to pay dividends, increased pension plan obligations, and cyber attacks or acts of terrorism. Management is responsible for the day-to-day management of risks the company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The board believes that establishing the right “tone at the top” and that full and open communication between management and the board of directors are essential for effective risk management and oversight. Our chairman meets regularly with our president and chief executive officer and other senior officers to discuss strategy and risks facing the company. Senior management attends the quarterly board meetings and is available to address any questions or concerns raised by the board on risk management-related and any other matters. Each quarter, the board of directors receives presentations from senior management on strategic matters involving our operations. The board holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the company.

While the board is ultimately responsible for risk oversight at our company, our three board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists the board in fulfilling its oversight responsibilities with respect to risk assessment and management in a general manner and specifically in the areas of financial reporting, internal controls and

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Proxy Statement

compliance with legal and regulatory requirements, and, in accordance with New York Stock Exchange requirements, discusses policies with respect to risk assessment and risk management and their adequacy and effectiveness. Risk assessment reports are regularly provided by management to the audit committee. This opens the opportunity for discussions about areas where the company may have material risk exposure, steps taken to manage those exposures, and the company’s risk tolerance in relation to company strategy. The audit committee reports regularly to the board of directors on the company’s management of risks in the audit committee’s areas of responsibility. The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and governance committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

Board Meetings and Committees
During 2012, the board of directors held seven meetings. Each director attended at least 75% of the combined total meetings of the board and the committees on which the director served during 2012. Director attendance at our annual meeting of stockholders is left to the discretion of each director. Three directors attended our 2012 annual meeting of stockholders.

Harry J. Pearce was elected non-employee chairman of the board on August 17, 2006. Mr. Pearce served as lead director from February 15, 2001 to August 17, 2006. He presides at the executive session of the non-employee directors held in connection with each regularly scheduled quarterly board of directors meeting. The non-employee directors also meet in executive session with the chief executive officer at each regularly scheduled quarterly board of directors meeting. All of our non-employee directors are independent directors.

The board has a standing audit committee, compensation committee, and nominating and governance committee. These committees are composed entirely of independent directors.

The audit, compensation, and nominating and governance committees have charters, which are available for review on our website at http://www.mdu.com/Governance/Pages/BoardChartersandCommittees.aspx. Our corporate governance guidelines are available at http://www.mdu.com/Documents/Governance/CorporateGovernance.pdf, and our Leading With Integrity Guide is also on our website at http://www.mdu.com/Documents/Governance/IntegrityGuide.pdf.

Nominating and Governance Committee
The nominating and governance committee met four times during 2012. The committee members were Karen B. Fagg, chairman, Richard H. Lewis, A. Bart Holaday, and Patricia L. Moss.

The nominating and governance committee provides recommendations to the board with respect to:

•	board organization, membership, and function

•	committee structure and membership

•	succession planning for our executive management and directors and

•	corporate governance guidelines applicable to us.

The nominating and governance committee assists the board in overseeing the management of risks in the committee’s areas of responsibility.

The committee identifies individuals qualified to become directors and recommends to the board the nominees for director for the next annual meeting of stockholders. The committee also identifies and recommends to the board individuals qualified to become our principal officers and the nominees for membership on each board committee. The committee oversees the evaluation of the board and management.

In identifying nominees for director, the committee consults with board members, our management, consultants, and other individuals likely to possess an understanding of our business and knowledge concerning suitable director candidates.

54	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Our corporate governance guidelines include our policy on consideration of director candidates recommended to us. We will consider candidates that our stockholders recommend. Stockholders may submit director candidate recommendations to the nominating and governance committee chairman in care of the secretary at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650. Please include the following information:

•	the candidate’s name, age, business address, residence address, and telephone number

•	the candidate’s principal occupation

•	the class and number of shares of our stock owned by the candidate

•	a description of the candidate’s qualifications to be a director

•	whether the candidate would be an independent director and

•	any other information you believe is relevant with respect to the recommendation.

These guidelines provide information to stockholders who wish to recommend candidates for director for consideration by the nominating and governance committee. Stockholders who wish to actually nominate persons for election to our board at an annual meeting of stockholders must follow the procedures set forth in section 2.08 of our bylaws. You may obtain a copy of the bylaws by writing to the secretary of MDU Resources Group, Inc. at the address above. Our bylaws are also available on our website at http://www.mdu.com/Governance/Pages/CorporateGovernanceGuidelines.aspx. See also the section entitled “2014 Annual Meeting of Stockholders” later in the proxy statement.

There are no differences in the manner by which the committee evaluates director candidates recommended by stockholders and those recommended by other sources.

In evaluating director candidates, the committee considers an individual’s:

•	background, character, and experience, including experience relative to our company’s lines of business

•	skills and experience which complement the skills and experience of current board members

•	success in the individual’s chosen field of endeavor

•	skill in the areas of accounting and financial management, banking, general management, human resources, marketing, operations, public affairs, law, technology, and operations abroad

•	background in publicly traded companies

•	geographic area of residence

•	diversity of business and professional experience, skills, gender, and ethnic background, as appropriate in light of the current composition and needs of the board

•	independence, including any affiliation or relationship with other groups, organizations, or entities and

•

prior and future compliance with applicable law and all applicable corporate governance, code of conduct and ethics, conflict of interest, corporate opportunities, confidentiality, stock ownership and trading policies, and our other policies and guidelines.

As indicated above, when identifying nominees to serve as director, the nominating and governance committee will consider candidates with diverse business and professional experience, skills, gender, and ethnic background, as appropriate, in light of the current composition and needs of the board. The nominating and governance committee assesses the effectiveness of this policy annually in connection with the nomination of directors for election at the annual meeting of stockholders. The composition of the current board reflects diversity in business and professional experience, skills, and gender.

The committee generally will hire an outside firm to perform a background check on potential nominees.

MDU Resources Group, Inc. Proxy Statement	55

Proxy Statement

Audit Committee
The audit committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.

The audit committee met eight times during 2012. The audit committee members are Dennis W. Johnson, chairman, A. Bart Holaday, Richard H. Lewis, and John K. Wilson. The board of directors has determined that Messrs. Johnson, Holaday, Lewis, and Wilson are “audit committee financial experts” as defined by Securities and Exchange Commission regulations and Messrs. Johnson, Holaday, Lewis, and Wilson meet the independence standard for audit committee members under our director independence guidelines and the New York Stock Exchange listing standards, including the Securities and Exchange Commission’s audit committee member independence requirements.

The audit committee assists the board of directors in fulfilling its oversight responsibilities to the stockholders and serves as a communication link among the board, management, the independent auditors, and the internal auditors. The audit committee:

•	assists the board’s oversight of

	○	the integrity of our financial statements and system of internal controls

	○	our compliance with legal and regulatory requirements

	○	the independent auditors’ qualifications and independence

	○	the performance of our internal audit function and independent auditors and

	○	risk management in the audit committee’s areas of responsibility and

•	arranges for the preparation of and approves the report that Securities and Exchange Commission rules require we include in our annual proxy statement.

Audit Committee Report

In connection with our financial statements for the year ended December 31, 2012, the audit committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (3) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to in items (1) through (3) of the above paragraph, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Dennis W. Johnson, Chairman
A. Bart Holaday
Richard H. Lewis
John K. Wilson

56	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Compensation Committee
The compensation committee met five times during 2012. The compensation committee members are Thomas Everist, chairman, Karen B. Fagg, Thomas C. Knudson, and Patricia L. Moss.

The compensation committee’s responsibilities, as set forth in its charter, include:

•	review and recommend changes to the board regarding our executive compensation policies for directors and executives

•	evaluate the chief executive officer’s performance and, either as a committee or together with other independent directors as directed by the board, determine his or her compensation

•	recommend to the board the compensation of our other Section 16 officers and directors

•	establish goals, make awards, review performance and determine, or recommend to the board, awards earned under our annual and long-term incentive compensation plans

•

review and discuss with management the compensation discussion and analysis and based upon such review and discussion, determine whether to recommend to the board that the Compensation Discussion and Analysis be included in our proxy statement and/or our Annual Report on Form 10-K

•	arrange for the preparation of and approve the compensation committee report to be included in our proxy statement and/or Annual Report on Form 10-K and

•	assist the board in overseeing the management of risk in the committee’s areas of responsibility.

The compensation committee and the board of directors have sole and direct responsibility for determining compensation for our Section 16 officers and directors. The compensation committee makes recommendations to the board regarding compensation of all Section 16 officers, and the board then approves the recommendations. The compensation committee and the board may not delegate their authority. They may, however, use recommendations from outside consultants, the chief executive officer, and the human resources department. The chief executive officer, the vice president-human resources, and general counsel regularly attend compensation committee meetings. The committee meets in executive session as needed. The committee’s practice has been to retain a compensation consultant every other year to conduct a competitive analysis on executive compensation. The committee retained a compensation consultant in 2012 to prepare a competitive assessment for 2013 compensation for our Section 16 officers.

We discuss our processes and procedures for consideration and determination of compensation of our Section 16 officers in the Compensation Discussion and Analysis. We also discuss in the Compensation Discussion and Analysis the role of our executive officers in determining or recommending compensation for our Section 16 officers.

During 2012, the compensation committee retained Towers Watson to prepare the 2013 competitive assessment covering our Section 16 officers. In an engagement letter dated March 23, 2012, the compensation committee asked Towers Watson to prepare separate executive compensation reviews for the Section 16 officers and for the chief executive officer. In its review for the Section 16 officers, excluding the chief executive officer, Towers Watson was asked to:

•	match the Section 16 officer positions to survey data to generate 2013 market estimates for base salaries and short-term and long-term incentives

•	address general trends in executive compensation

•	compare base salaries and target short-term and long-term incentives, by position, to market estimates and recommend salary grade changes as appropriate

•	construct a recommended 2013 salary grade structure

•	verify the competitiveness of short-term and long-term incentive targets associated with salary grades and recommend modifications as appropriate.

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Proxy Statement

In the chief executive officer review, Towers Watson was asked to use survey data and data from the company’s performance graph peer group to:

•	develop competitive estimates for base salary and target short-term and long-term incentives

•	recommend changes in base salary and incentive targets based on the competitive data and

•	address general trends in chief executive officer compensation.

The compensation committee has sole authority to retain, discharge, and approve fees and other terms and conditions for retention of compensation consultants to assist in consideration of the compensation of the chief executive officer, the other Section 16 officers, and the board of directors. The compensation committee charter requires the committee’s pre-approval of the engagement of the committee’s compensation consultants by the company for any other purpose. The compensation committee authorized the company to participate in compensation and employee benefits surveys sponsored by Towers Watson in 2012.

The compensation committee requested and received information from its compensation consultant, Towers Watson, to assist the committee in determining whether Towers Watson’s work raised any conflict of interest. The compensation committee has reviewed Towers Watson’s responses to its request and determined that the work of Towers Watson did not raise any conflict of interest in 2012.

The board of directors determines compensation for our non-employee directors based upon recommendations from the compensation committee. The compensation committee’s practice has been to retain a compensation consultant every other year to conduct a competitive analysis on director compensation. The compensation committee did not retain an outside consultant for the 2012 compensation review for the board of directors. At its May 2012 meeting, the committee reviewed the analysis of competitive data and recent trends in director compensation, including independent chairman of the board compensation, prepared by the human resources department and the vice president-human resources. The company’s analysis was based on proxy data from our performance graph peer group companies compiled by Equilar and on data from the National Association of Corporate Directors 2011/2012 Director Compensation Report. The committee compared the data to our directors’ compensation and each of its components. After review and discussion of the market data, which indicated that our median director compensation of $165,000 was below the median total direct compensation of $179,596 for large companies in the National Association of Corporate Directors 2011/2012 Director Compensation Report and consistent with the median total direct compensation of $162,002 of the peer companies, the compensation committee recommended, and the board approved, that no changes be made to director compensation for 2012. With respect to non-executive chairman of the board compensation comparison to other directors, the multiple of the median non-executive director total pay for the company was 1.45X as compared to 1.64X under the National Association of Corporate Directors 2011/2012 Director Compensation Report companies and 1.84X for the peer companies. The compensation committee recommended, and the board approved, that no changes be made to the non-executive chairman of the board compensation for 2012.

Stockholder Communications
Stockholders and other interested parties who wish to contact the board of directors or an individual director, including our non-employee chairman or non-employee directors as a group, should address a communication in care of the secretary at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650. The secretary will forward all communications.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, requires that officers, directors, and holders of more than 10% of our common stock file reports of their trading in our equity securities with the Securities and Exchange Commission. Based solely on a review of Forms 3, 4, and 5 and any amendments to these forms furnished to us during and with respect to 2012 or written representations that no Forms 5 were required, we believe that all such reports were timely filed, except that one Form 4 for Mr. Lewis reporting one transaction was filed one week late.

CONDUCT OF MEETING; ADJOURNMENT

The chairman of the board has broad responsibility and authority to conduct the annual meeting in an orderly and timely manner. In addition, our bylaws provide that the meeting may be adjourned from time to time by the chairman of the meeting regardless of whether a quorum is present.

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Proxy Statement

OTHER BUSINESS

Neither the board of directors nor management intends to bring before the meeting any business other than the matters referred to in the notice of annual meeting and this proxy statement. We have not been informed that any other matter will be presented at the meeting by others. However, if any other matters are properly brought before the annual meeting, or any adjournment(s) thereof, your proxies include discretionary authority for the persons named in the enclosed proxy to vote or act on such matters in their discretion.

SHARED ADDRESS STOCKHOLDERS

In accordance with a notice sent to eligible stockholders who share a single address, we are sending only one annual report to stockholders and one proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record wishes to receive a separate annual report to stockholders and proxy statement in the future, he or she may contact the office of the treasurer at MDU Resources Group, Inc., P.O. Box 5650, Bismarck, ND 58506-5650, Telephone Number: (701) 530-1000. Eligible stockholders of record who receive multiple copies of our annual report to stockholders and proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker, or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a separate copy of the annual report to stockholders and proxy statement to a stockholder at a shared address to which a single copy of the document was delivered.

2014 ANNUAL MEETING OF STOCKHOLDERS

Director Nominations: Our bylaws provide that director nominations may be made only by (i) the board at any meeting of stockholders or (ii) at an annual meeting by a stockholder entitled to vote for the election of directors and who has complied with the procedures established by the bylaws. For a nomination to be properly brought before an annual meeting by a stockholder, the stockholder intending to make the nomination must have given timely and proper notice of the nomination in writing to the corporate secretary in accordance with and containing all information and the completed questionnaire provided for in the bylaws. To be timely, such notice must be delivered to or mailed to the corporate secretary and received at our principal executive offices not later than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. For purposes of our annual meeting of stockholders expected to be held April 22, 2014, any stockholder who wishes to submit a nomination must submit the required notice to the corporate secretary on or before January 23, 2014.

Other Meeting Business: Our bylaws also provide that no business may be brought before an annual meeting except (i) as specified in the meeting notice given by or at the direction of the board, (ii) as otherwise properly brought before the meeting by or at the direction of the board or (iii) properly brought before the meeting by a stockholder entitled to vote who has complied with the procedures established by the bylaws. For business to be properly brought before an annual meeting by a stockholder (other than nomination of a person for election as a director which is described above) the stockholder must have given timely and proper notice of such business in writing to the corporate secretary, in accordance with, and containing all information provided for in the bylaws and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware. To be timely, such notice must be delivered or mailed to the corporate secretary and received at our principal executive offices not later than the close of business 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. For purposes of our annual meeting expected to be held April 22, 2014, any stockholder who wishes to bring business before the meeting (other than nomination of a person for election as a director which is described above) must submit the required notice to the corporate secretary on or before January 23, 2014.

Discretionary Voting: Rule 14a-4 of the Securities and Exchange Commission’s proxy rules allows us to use discretionary voting authority to vote on matters coming before an annual stockholders’ meeting if we do not have notice of the matter at least 45 days before the anniversary date on which we first mailed our proxy materials for the prior year’s annual stockholders’ meeting or the date specified by an advance notice provision in our bylaws. Our bylaws contain an advance notice provision that we have described above. For our annual meeting of stockholders expected to be held on April 22, 2014, stockholders must submit such written notice to the corporate secretary on or before January 23, 2014.

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Proxy Statement

Stockholder Proposals: The requirements we describe above are separate from and in addition to the Securities and Exchange Commission’s requirements that a stockholder must meet to have a stockholder proposal included in our proxy statement under Rule 14a-8 of the Exchange Act. For purposes of our annual meeting of stockholders expected to be held on April 22, 2014, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must submit such proposal to the corporate secretary on or before November 13, 2013.

Bylaw Copies: You may obtain a copy of the full text of the bylaw provisions discussed above by writing to the corporate secretary. Our bylaws are also available on our website at: http://www.mdu.com/Governance/Pages/CorporateGovernanceGuidelines.aspx.

We will make available to our stockholders to whom we furnish this proxy statement a copy of our Annual Report on Form 10-K, excluding exhibits, for the year ended December 31, 2012, which is required to be filed with the Securities and Exchange Commission. You may obtain a copy, without charge, upon written or oral request to the Office of the Treasurer of MDU Resources Group, Inc., 1200 West Century Avenue, Mailing Address: P.O. Box 5650, Bismarck, ND 58506-5650, Telephone Number: (701) 530-1000. You may also access our Annual Report on Form 10-K through our website at www.mdu.com.

By order of the Board of Directors,

Paul K. Sandness
Secretary
March 13, 2013

60	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

EXHIBIT A

Towers Watson 2010	Avanade	CH Energy Group
General Industry Executive	Avis Budget Group	CH2M Hill
Compensation Database	Avista	Chemtura
	AXA Group	Chevron
	B&W Technical Services Y-12	Chevron Phillips Chemical
3M	Ball	Chiquita Brands
7-Eleven	Bank of America	Choice Hotels International
A&P	Bank of Hawaii	CHS
A.H. Belo	Bank of New York Mellon	CIGNA
A.O. Smith	Bank of the West	Cimarex Energy
A. T. Cross	Barnes Group	Cintas
AAA Northern California, Nevada & Utah	Barrick Gold of North America	Cisco Systems
AAA of Science	Baxter International	CIT Group
Abbott Laboratories	Bayer AG	Cleco
ABC	Bayer CropScience	Cliffs Natural Resources
Accenture	Bayer MaterialScience	CMS Energy
ACH Food	BB&T	CNA
Acuity Brands	BBVA	COACH
AEGON	BD	Cobank
AEI Services	Beckman Coulter	Coca-Cola
Aeropostale	Belo	Colgate-Palmolive
AFLAC	Bemis	Colorado Springs Utilities
Agilent Technologies	Best Buy	Columbia Sportswear
Agrium	BG US Services	Comcast
AIG	Big Lots	Comerica
Air Liquide	Bill & Melinda Gates Foundation	Commerce Bancshares
Air Products and Chemicals	Biogen Idec	Commerce Insurance
Alcatel-Lucent	BJ’s Wholesale Club	ConAgra Foods
Alcoa	Black Hills Power and Light	Connell Limited Partnership
Alcon Laboratories	Blockbuster	ConocoPhillips
Alexander & Baldwin	Blue Cross Blue Shield of Florida	Conseco
Allegheny Energy	Blyth	Consolidated Edison
Allergan	Boehringer Ingelheim	Constellation Energy
Allete	Boeing	Consumers Union
Alliant Energy	BOK Financial	Continental Automotive Systems
Alliant Techsystems	Boston Scientific	ConvaTec
Allianz	Bovis Lend Lease	Convergys
Allstate	BP	Cooper Industries
Allured Business Media	Brady	Corning
Amazon.com	Bremer Financial	Covance
Ameren	Bristol-Myers Squibb	Covanta Holdings
American Chemical Society	Broadcom	Covidien
American Crystal Sugar	Burlington Northern Santa Fe	Cox Enterprises
American Electric Power	Bush Brothers	CPS Energy
American Express	C.H. Robinson Worldwide	Cracker Barrel Old Country Stores
American Family Insurance	CA	Crown Castle
American United Life	Cablevision Systems	Crump Group
American Water Works	Cabot	CSR
Ameriprise Financial	Cadbury	CSX
Ameritrade	Calgon Carbon	CUNA Mutual
Ameron	California Independent System Operator	CVS Caremark
AMETEK	Callaway Golf	Cytec
Amgen	Calpine	Daiichi Sankyo
Anadarko Petroleum	Cameron International	Dana
Ann Taylor Stores	Capital One Financial	Dannon
AOL	Capitol Broadcasting – WRAL	Darden Restaurants
APL	Cardinal Health	Day & Zimmermann
Appleton Papers	Career Education	DCP Midstream
Applied Materials	CareFusion	Dean Foods
ARAMARK	Cargill	Del Monte Foods
Archer Daniels Midland	Carlson Companies	Dell
Arctic Cat	Carnival	Delta Air Lines
Areva	Carpenter Technology	Deluxe
Armstrong World Industries	Catalent Pharma Solutions	Denny’s
Arrow Electronics	Catholic Healthcare West	Dentsply
AstraZeneca	Cedar Rapids TV	Devon Energy
AT&T	Celgene	Devry
ATC Management	Cemex	Dex One
Atmos Energy	CenterPoint Energy	Diageo North America
Aurora Healthcare	CenturyLink	Dionex
Auto Club Group	Cephalon	Direct Energy
Automatic Data Processing	CF Industries	Disney Publishing Worldwide

MDU Resources Group, Inc. Proxy Statement	A-1

Proxy Statement

Dominion Resources	FPL Group	HR Access
Domtar	Franklin Resources	HSBC Holdings
Donaldson	Freddie Mac	Hubbard Broadcasting
Dow Chemical	Freedom Communications	Humana
Dow Corning	Freeport-McMoRan Copper & Gold	Hunt Consolidated
Dow Jones	Future US	Huntington Bancshares
DPL	GAF Materials	Huntsman
DTE Energy	Gannett	Husky Injection Molding Systems
Duke Energy	Gap	Hyatt Hotels
DuPont	GATX	IBM
E.ON U.S.	Gavilon	IDACORP
E.W. Scripps	GDF SUEZ Energy North America	IDEXX Laboratories
Eastman Chemical	General Atomics	IKON Office Solutions
Eaton	General Dynamics	IMS Health
Ecolab	General Electric	Independence Blue Cross
Edison International	General Mills	Infragistics
Education Management	General Motors	ING
Eisai	Genworth Financial	Integrys Energy Group
El Paso Corporation	Genzyme	Intel
Electric Power Research Institute	Getty Images	Intercontinental Hotels
Eli Lilly	Gilead Sciences	International Data
EMC	GlaxoSmithKline	International Flavors & Fragrances
EMCOR Group	GMAC Financial Services	International Paper
Emergency Medical Services	Goodrich	Invensys Controls
EMI Music	Goodyear Tire & Rubber	ION Geophysical
Enbridge Energy	Google	Iron Mountain
Energen	Gorton’s	Irvine Company
Energy Future Holdings	Graco	Irving Oil Commercial G.P
Energy Northwest	Great-West Life Annuity	ISO New England
Entergy	Greif	iSoft
EPCO	Gruma	ISP
Epson	Grupo Ferrovial	ITT – Corporate
Equifax	GSM Association	J. Crew
Equity Office Properties	GTECH	J.C. Penney Company
ERCOT	Guardian Life	J.M. Smucker
Erie Insurance	Guideposts	J.R. Simplot
Ernst & Young	GXS	Jabil Circuit
ESPN	H&R Block	Jack in the Box
Essilor of America	H.B. Fuller	Jacobs Engineering
Evening Post Publishing – KOAA	H.J. Heinz	JM Family
Evergreen Packaging	Hanesbrands	John Hancock
Evonik Degussa	Hannaford	Johnson & Johnson
Exelon	Harland Clarke	Johnson Controls
Express Scripts	Harley-Davidson	Journal Broadcast Group
Exterran	Harris Bank	Kaiser Foundation Health Plan
ExxonMobil	Harris Enterprises	Kalmbach Publishing
Fair Isaac	Harry Winston	Kaman Industrial Technologies
Fairchild Controls	Hartford Financial Services	Kao Brands
FANUC Robotics America	Hasbro	KBR
Farmers Group	Hawaiian Electric	Kellogg
Federal Home Loan Bank of San Francisco	HBO	KeyCorp
Federal Reserve Bank of Atlanta	HCA Healthcare	Kimberly-Clark
Federal Reserve Bank of Cleveland	HD Supply	Kinder Morgan
Federal Reserve Bank of Dallas	Health Net	Kindred Healthcare
Federal Reserve Bank of Philadelphia	Healthways	King Pharmaceuticals
Federal Reserve Bank of San Francisco	Henkel of America	Kinross Gold
Federal Reserve Bank of St. Louis	Henry Ford Health Systems	KLA-Tencor
Ferderal-Mogul	Herman Miller	Knowles Electronics
Ferrellgas	Hershey	Koch Industries
Fidelity Investments	Hertz	Kohler
Fidelity National Information Services	Hess	Kohl’s
Fifth Third Bancorp	Hewlett-Packard	KPMG
Fireman’s Fund Insurance	Highmark Blue Cross Blue Shield	L.L. Bean
First Horizon National	Hilton Worldwide	L-3 Communications
First Solar	Hitachi Data Systems	Lafarge North America
FirstEnergy	HNI	Lance
Fiserv	HNTB	Land O’Lakes
Fisher Communications	Hoffmann-La Roche	Lanxess
Flowserve	Home Shopping Network	Laureate Education
Fluor	Honeywell	Lear
Ford	Horizon Blue Cross Blue Shield of New	Leggett and Platt
Forest Laboratories	Jersey	LES
Fortune Brands	Hormel Foods	Level 3 Communications
Forum Communications – WDAY	Hospira	Levi Strauss
Fox Networks Group	Houghton Mifflin Harcourt Publishing	Liberty Mutual

A-2	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Life Technologies	New York Times	Praxair
Lincoln Financial	New York University	Premera Blue Cross
Lockheed Martin	Newmont Mining	Principal Financial
Loews	NewPage	PrivateBancorp
LOMA	Nicor	Progress Energy
Lorillard Tobacco	Nielsen Expositions	Progressive Corporation
Lower Colorado River Authority	NIKE	Proliance Energy
LPL Financial	Nissan North America	Protective Life
Lyondell Chemical	Nokia	Providence Health & Services
M&T Bank	Noranda Aluminum	Prudential Financial
MAG Industrial Automation Systems	Norfolk Southern	Public Service Enterprise Group
Magellan Midstream Partners	Northeast Utilities	Puget Energy
Marathon Oil	Northern Power Systems	Pulte Homes
Marriott International	Northrop Grumman	Purdue Pharma
Marsh & McLennan	Northstar Travel Media	QUALCOMM
Marshall & Ilsley	NorthWestern Energy	Quest Diagnostics
Martin Marietta Materials	Northwestern Mutual	Quintiles
Mary Kay	NOVA Chemicals	R.R. Donnelley
Masco	Novartis	Ralcorp Holdings
Massachusetts Mutual	Novartis Consumer Health	Razorfish
MasterCard	Novell	RBC – US
Mattel	Novo Nordisk Pharmaceuticals	Reader’s Digest
Matthews International	NRG Energy	Realogy
McClatchy	NSTAR	Redcats USA
McDermott	NV Energy	Reddy Ice
McDonald’s	NW Natural	Redknee Solutions
McGraw-Hill	NXP Semi-Conductor	Reed Business
McKesson	Nycomed US	Regency Energy Partners LP
MDU Resources	Nypro	Regions Financial
MeadWestvaco	Occidental Chemical	Research in Motion
Mecklenburg County	Occidental Petroleum	Revlon
Media General	Office Depot	RF Micro Devices
Media Tec Publishing	OGE Energy	RGA Reinsurance Group
Medicines Company	Oglethorpe Power	Rio Tinto
MedImmune	Oklahoma Today Magazine	Roche Diagnostics
Medtronic	Omaha Public Power	Rockwell Automation
Merck & Co	Omgeo	Rockwell Collins
Meredith	OneBeacon Insurance	Rodale Press
MetLife	Open Text USA	RRI Energy
Microsoft	Orange Business Services	Ryder System
Midwest Independent	Oshkosh	S.C. Johnson
Transmission System Operator	Owens Corning	Safety-Kleen Systems
Milacron	Owens-Illinois	SAIC
Millennium Inorganic Chemicals	Pacific Gas & Electric	Salt River Project
Millipore	Pacific Life	SanDisk
Mine Safety Appliances	Parametric Technology	Sanofi Pasteur
Mirant	Parker Hannifin	Sanofi-Aventis
Mizuno USA	Parsons	Santee Cooper
Molson Coors Brewing	Pearson	Sarkes Tarzian – KTVN
Molycorp Minerals	PennWell	Sarkes Tarzian – WRCB
MoneyGram International	Penton Media	SAS Institute
Monsanto	People’s Bank	Saturday Evening Post
Moody’s	Pepco Holdings	Saudi Arabian Oil
Morgan Murphy Stations – WISC	PepsiCo	Savannah River Nuclear Solutions
Mosaic	PerkinElmer	Savannah River Remediation
Motorola	Pervasive Software	SCA Americas
Munich Re Group	PetSmart	SCANA
Murphy Oil	Pfizer	Schlumberger
MWH Global	Phillips-Van Heusen	School Specialty
Nash-Finch	Phoenix Companies	Schreiber Foods
Nation	Pinnacle West Capital	Schurz – KYTV
National Geographic Society	Pitney Bowes	Schurz – WDBJ
National Renewable Energy Laboratory	Pittsburgh Corning	Schwan’s
National Starch Polymers Group	PJM Interconnection	Scripps Networks Interactive
Nationwide	PlainsCapital	Seagate Technology
Navistar International	Plexus	Sealed Air
Navy Federal Credit Union	PNC Financial Services	Securian Financial Group
Naylor	PNM Resources	Security Benefit Group
NBC Universal	Polaris Industries	Sempra Energy
NCCI Holdings	Polymer Group	Sensata Technologies
Nestle USA	PolyOne	Sensient Technologies
NetJets	Portland General Electric	Shell Oil
New York Independent System Operator	Potash	Sherwin-Williams
New York Life	PPG Industries	Shire Pharmaceuticals
New York Power Authority	PPL	Siemens

MDU Resources Group, Inc. Proxy Statement	A-3

Proxy Statement

Simpson Manufacturing	Trinity Industries	Towers Watson 2010 Energy
Sinclair Broadcast Group	Tronox	Industry Executive
Sirius XM Radio	TRW Automotive	Compensation Database
Skype	T-Systems
SLM	TUI
Smith & Nephew	Tupperware	AEI Services
Smurfit-Stone Container	Twin Cities Public Television – TPT	Allegheny Energy
Snap-on	Tyco Electronics	Allete
Sodexo	U.S. Bancorp	Alliant Energy
Solutia	U.S. Foodservice	Ameren
Solvay America	UIL Holdings	American Electric Power
Sonoco Products	Unifi	Areva
Sony Corporation	Unilever United States	ATC Management
SourceMedia	Union Bank of California	Atmos Energy
Southern Company Services	Union Pacific	Avista
Southern Maryland Electric Cooperative	UniSource Energy	BG US Services
Southern Union Company	Unisys	Black Hills Power and Light
Southwest Power Pool	United Airlines	California Independent System Operator
Spectra Energy	United Parcel Service	Calpine
Spirit AeroSystems	United Rentals	CenterPoint Energy
Sprint Nextel	United States Cellular	CH Energy Group
SPX	United States Steel	Cleco
SRA International	United Technologies	CMS Energy
Stanford University	United Water	Colorado Springs Utilities
Stantec	UnitedHealth	Consolidated Edison
Starbucks	Unitil	Constellation Energy
StarTek	University of Texas –	Covanta Holdings
Starwood Hotels & Resorts	M.D. Anderson Cancer Center	CPS Energy
State Farm Insurance	Unum Group	DCP Midstream
State Street	USAA	Direct Energy
Steelcase	USG	Dominion Resources
Sterling Bancshares	Valero Energy	DPL
Stop & Shop	Vectren	DTE Energy
STP Nuclear Operating	Verde Realty	Duke Energy
Stryker	Verizon	E.ON U.S.
Sun Life Financial	Vertex Pharmaceuticals	Edison International
SunTrust	VF	El Paso Corporation
Sunflower Broadcasting	Viacom	Electric Power Research Institute
Sunoco	Village Farms	Enbridge Energy
Sunrise Senior Living	Visa	Energen
SuperMedia	Vision Service Plan	Energy Future Holdings
Swagelok	Vistar	Energy Northwest
Sybron Dental Specialties	Visteon	Entergy
Synacor	Volvo Group North America	EPCO
Takeda Pharmaceutical Company Limited	Vulcan	ERCOT
Targa Resources	Vulcan Materials	Exelon
Target	VWR International	First Solar
Taubman Centers	Walt Disney	FirstEnergy
TD Bank Financial Group	Warnaco	FPL Group
Telefonica O2	Washington Post	GDF SUEZ Energy North America
Tellabs	Waste Management	Hawaiian Electric
Temple-Inland	Watson Pharmaceuticals	IDACORP
Tenet Healthcare	Watts Water Technologies	Integrys Energy Group
Tennessee Valley Authority	Webster Bank	ISO New England
Teradata	Wellcare Health Plans	Kinder Morgan
Terex	Wellpoint	LES
Tesoro	Wells Fargo	Lower Colorado River Authority
Texas Petrochemicals	Wendy’s/Arby’s Group	MDU Resources
Textron	Westar Energy	Midwest Independent Transmission System
Thermo Fisher Scientific	Western Digital	Operator
Thomas & Betts	Westinghouse Electric	Mirant
Thomas Publishing	Weyerhaeuser	New York Independent System Operator
Thomson Reuters	Whirlpool	New York Power Authority
Thrivent Financial for Lutherans	Whole Foods Market	Nicor
TIAA-CREF	Wisconsin Energy	Northeast Utilities
Time	Wm. Wrigley Jr.	NorthWestern Energy
Time Warner	Wolters Kluwer	NRG Energy
Time Warner Cable	Wray Edwin – KTBS	NSTAR
Timken	Wyndham Worldwide	NV Energy
T-Mobile USA	Xcel Energy	NW Natural
Toro	Yahoo!	OGE Energy
Total System Services	Yankee Publishing	Oglethorpe Power
TransCanada	YRC Worldwide	Omaha Public Power
TransUnion	Yum! Brands	Pacific Gas & Electric
Travelers	Zale	Pepco Holdings

A-4	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Pinnacle West Capital
PJM Interconnection
PNM Resources
Portland General Electric
PPL
Progress Energy
Proliance Holdings
Public Service Enterprise Group
Puget Energy
Regency Energy Partners LP
RRI Energy
Salt River Project
Santee Cooper
SCANA
Sempra Energy
Southern Company Services
Southern Maryland Electric Cooperative
Southern Union Company
Southwest Power Pool
Spectra Energy
STP Nuclear Operating
Targa Resources
Tennessee Valley Authority
TransCanada
UIL Holdings
UniSource Energy
Unitil
Vectren
Westar Energy
Westinghouse Electric
Wisconsin Energy
Wolf Creek Nuclear
Xcel Energy

Effective Compensation, Inc.’s
2010 Oil & Gas
Compensation Survey

ANKOR Energy LLC
Antero Resources
Approach Resources Inc.
Aspect Holdings, LLC
Atinum E&P, Inc.
Atlas Energy Resources L.L.C.F
Berry Petroleum Company
Bill Barrett Corporation
Black Hills Corporation
BOPCO, L.P.
BreitBurn Energy Partners LP
Brigham Exploration Company
Browning Oil Company, Inc.
BTA Oil Producers, LLC
Cabot Oil & Gas Corporation
Cano Petroleum, Inc.
Carrizo Oil & Gas Inc.
Ceja Corporation
Chaparral Energy, L.L.C.
Chesapeake Energy Corporation
Cimarex Energy Co.
Comstock Resources
Cohort Energy Company (J-W Operating)
Concho Resources, Inc.
Consol Energy Inc.
Continental Resources, Inc.
Crimson Exploration, Inc.
Denbury Resources, Incorporated
Devon Energy Corporation
Duncan Oil, Inc.
Dynamic Offshore Resources, LLC
Eagle Rock Energy
EnCana Oil & Gas
Energen Resources Corporation
Energy Partners, Ltd.
Eni Petroleum Co. Inc.

EOG Resources Inc
EQT Corporation
Equal Energy US Inc. (Altex Energy)
EXCO Resources, Inc.
Fasken Oil and Ranch, Ltd.
Fidelity Exploration & Production
FIML Natural Resources
Forest Oil Corporation
GMX Resources Inc.
Goodrich Petroleum Company of Louisiana
Great Western Drilling Company
Harvest Natural Resources, Inc.
Henry Resources LLC
HighMount Exploration & Production, LLC
Hilcorp Energy Company
Hillwood International Energy
Holmes Western Oil Corporation
J. M. Huber Corporation
Kinder Morgan CO2 Company L.P.
Lake Ronel Oil Company
Leed Petroleum LLC
Linn Operating, Inc.
Manti Resources
Mariner Energy, Inc.
Maritech Resources, Inc.
McElvain Oil & Gas Properties, Inc.
McMoran Oil and Gas Company
Medco Petroleum Management LLC
Merit Energy Company
Mewbourne Oil Company
Murchison Oil & Gas Inc.
Mustang Fuel Corporation
Nations Petroleum Company Ltd.
Nearburg Producing Company
Newfield Exploration Company
Nexen Petroleum U.S.A., Inc.
NFR Energy LLC
Noble Energy, Inc.
Oasis Petroleum
Oxy Long Beach, Inc. (Thums Long Beach)
Panhandle Oil and Gas Inc.
PDC Energy (Petroleum
   Development Corporation)
Penn Virginia Corporation
Petroglyph Energy, Inc.
Petrohawk Energy Corporation
Petro-Hunt, LLC
PetroQuest Energy, Inc.
Phoenix Exploration Company
Pioneer Natural Resources Company
Plains Exploration & Production Company
QEP Resources, Inc. (Questar
   Market Resources)
Quantum Resources Management, LLC
Quicksilver Resources Inc.
Range Resources Corporation
Read & Stevens, Inc.
Resolute Energy Corporation
Rex Energy Corporation
Rosetta Resources, Inc.
Samson
Seneca Resources Corporation
Sheridan Production Company
Sinclair Services Company
Southwestern Energy Production Company
St. Mary Land & Exploration Company
Stone Energy Corporation
Summit Petroleum LLC
Swift Energy Company
Talisman Energy USA Inc. (Fortuna)
T-C Oil Company
Tema Oil and Gas Company
Total E&P USA, Inc.
Triad Energy Corporation
Tri-Valley Corporation

Ultra Petroleum Corporation
Vantage Energy L.L.C
Venoco, Inc.
Vernon E. Faulconer, Inc.
Wagner & Brown, Ltd.
Walter Duncan, Inc.
Whiting Petroleum Corporation
Williams
Woodside Energy
Wynn-Crosby
XTO Energy Inc.
Yuma Exploration & Production
   Company, Inc.

Mercer’s 2010 Total
Compensation Survey for
the Energy Sector

AGL Resources
AGL Resources – Sequent
   Energy Management
Abraxas Petroleum Corporation
Aera Energy, LLC
Aker Solutions
Alliance Pipeline
Alyeska Pipeline Service Company
Ameren Corporation
Ameren Corporation – AmerenEnergy
   Fuels & Services
Ameren Corporation –
  Ameren Energy Resources
Ameren Corporation – AmerienIllinois
Ameren Corporation – AmerenUE
American Transmission Company
Apache Corporation
Arch Coal, Inc.
Associated Electric Cooperative, Inc.
Atlas Energy, Inc.
BG US Services
BHP Billiton Petroleum (Americas), Inc.
Baker Hughes, Inc.
Baker Hughes, Inc. – Baker Atlas
Baker Hughes, Inc. – Baker Hughes
   Drilling Fluids
Baker Hughes, Inc. – Baker Hughes Inteq
Baker Hughes, Inc. – Baker Oil Tools
Baker Hughes, Inc. – Baker Petrolite
Baker Hughes, Inc. – Centrilift
Baker Hughes, Inc. – Gaffney, Cline &
   Associates
Baker Hughes, Inc. – GeoMechanics
   International
Baker Hughes, Inc. – Hughes Christensen
Baker Hughes, Inc. – Production Quest
Basic Energy Services
Baytex Energy USA Ltd.
Boardwalk Pipeline Partners, LP
BreitBurn Energy Partners L.P.
BreitBurn Energy Partners L.P. – Eastern
   Division
BreitBurn Energy Partners L.P. –
   Orcutt Facility
BreitBurn Energy Partners L.P. –
   West Pico Facility
BreitBurn Energy Partners L.P. –
   Western Division
BreitBurn Energy Partners L.P. –
   Western Division, California Operations
BreitBurn Energy Partners L.P. –
   Western Division, Florida Operations
BreitBurn Energy Partners L.P. –
   Western Division, Wyoming Operations
Brigham Exploration Company
Brookfield Renewable Power

MDU Resources Group, Inc. Proxy Statement	A-5

Proxy Statement

Buckeye Partners, L.P.	ENSCO International, Inc.	J-W Operating Company –
Burnett Oil Co., Inc.	ENSCO International, Inc. –	J-W Measurement Company
CCS Midstream Service, LLC	Deepwater Business Unit	J-W Operating Company –
CEDA International Inc.	ENSCO International, Inc. – North & South	J-W Power Company
CGGVeritas	America Business Unit	J-W Operating Company –
CHS Inc. – Energy	EOG Resources, Inc.	J-W Wireline & Excell
CITGO Petroleum Corporation	EXCO Resources, Inc.	Kinder Morgan, Inc.
CPS Energy	EXCO Resources, Inc. – EXCO Appalachia	Lario Oil & Gas Company
Calfrac Well Services Corporation	EXCO Resources, Inc. – EXCO East TX/LA	Legacy Reserves, LP
California ISO	EXCO Resources, Inc. – EXCO Midstream	Linn Energy, LLC
Cameron International	EXCO Resources, Inc. – EXCO	M-I SWACO
Cameron International – Aftermarket	Permian/Rockies	MCX Exploration (USA), Ltd.
Cameron International – Centrifugal	Edison Mission Energy	MDU Resources Group, Inc.
Cameron International –	Edison Mission Energy –	MDU Resources Group, Inc. –
Compression Systems	EME Homer City Generation	WBI Holdings, Inc.
Cameron International –	Edison Mission Energy –	Magellan Midstream Holdings, LP
Distributor Valves Division	Edison Mission O&M	Magellan Midstream Holdings, LP –
Cameron International – Drilling Systems	Edison Mission Energy –	Pipeline/Terminal Division
Cameron International –	Energy Mission Marketing & Trading	Magellan Midstream Holdings, LP –
Drilling and Production Systems	Edison Mission Energy –	Transportation
Cameron International –	Midwest Generation EME	MarkWest Energy Partners LP
Engineered Valves Divison	Edison Mission Energy –	MarkWest Energy Partners LP –
Cameron International – Flow Control	Midwest Generation, LLC	Gulf Coast Business Unit
Cameron International –	El Paso Corporation	MarkWest Energy Partners LP –
Measurement Division	El Paso Corporation –	Liberty Business Unit
Cameron International –	Exploration & Production	MarkWest Energy Partners LP –
Petreco Process Systems	El Paso Corporation –	Northeast Business Unit
Cameron International –	Pipeline Group	MarkWest Energy Partners LP –
Process Valves Division	EnerVest, Ltd.	Southwest Business Unit
Cameron International – Reciprocating	Energen Corporation	Medco Petroleum Management
Cameron International – Subsea Systems	Energen Corporation – Energen Resources	Mestena Operating, Ltd.
Cameron International – Surface Systems	Corporation	Mirant Corporation
Cameron International – Valves &	Energy Future Holdings Corporation	Mitsui E&P USA LLC
Measurement	Energy Future Holdings Corporation –	Modec International Inc.
CenterPoint Energy	Luminant	Murphy Oil Corporation
Chesapeake Energy Corporation	Energy Future Holdings Corporation –	New York Power Authority
Chesapeake Energy Corporation – CEMI	TXU Energy	New York Power Authority –
Chesapeake Energy Corporation –	Enerplus Resources Fund – Enerplus	Blenheim-Gilboa Power Project
Chesapeake Midstream Partners	Resources (USA) Corporation	New York Power Authority –
Chesapeake Energy Corporation – Compass	Eni US Operating Company, Inc.	Clark Energy Center
Chesapeake Energy Corporation –	Entegra Power Services, LLC	New York Power Authority –
Diamond Y	Equal Energy Ltd. – Altex Energy Corporation	Niagara Power Project
Chesapeake Energy Corporation –	Explorer Pipeline Company	New York Power Authority –
Great Plains	Exterran	Richard M. Flynn Power Plant
Chesapeake Energy Corporation – Hodges	Fasken Oil and Ranch, Ltd.	New York Power Authority –
Chesapeake Energy Corporation – Midcon	Forest Oil Corporation	St. Lawrence/FDR Power Project
Chesapeake Energy Corporation – Nomac	GE Oil & Gas Operations LLC –	Newfield Exploration Company
Cimarex Energy Co.	PII North America, Inc.	Nexen Petroleum USA, Inc.
Cinco Natural Resources Corporation	Genesis Energy, LLC	NiSource Inc.
Citation Oil & Gas Corp.	Global Industries	NiSource Inc. – Bay State Gas Company
Cleco Corporation	Great River Energy	NiSource Inc. – Columbia Gas of Kentucky
Colonial Pipeline Company	Halliburton Company	NiSource Inc. – Columbia Gas of Ohio
Constellation Energy Partners LLC	Helmerich & Payne, Inc.	NiSource Inc. – Columbia Gas of
Copano Energy	Hercules Offshore, Inc.	Pennsylvania
Crosstex Energy Services	Hess Corporation – Exploration & Production	NiSource Inc. – Columbia Gas of Virginia
DCP Midstream, LLC	HighMount Exploration & Production LLC	NiSource Inc. – NiSource Energy
DPL Inc.	Hilcorp Energy Company	Technologies
DTE Energy	Hilcorp Energy Company –	NiSource Inc. – NiSource Gas
Davis Petroleum Corp.	Harvest Pipeline Company	Transmission & Storage
Det Norske Veritas USA	Holly Corporation	NiSource Inc. – Northern Indiana
Devon Energy	Holly Corporation – Asphalt Company	Fuel & Light
Dominion Resources, Inc.	Holly Corporation – Logistic Services	NiSource Inc. – Northern Indiana Public
Dominion Resources, Inc. –	Holly Corporation – Navajo Refining	Service Company
Dominion Energy	Company	NiSource Inc. – Transmission Corporation
Dominion Resources, Inc. –	Holly Corporation – Refining and Marketing	Nippon Oil Exploration USA Ltd.
Dominion Generation	Woods Cross	Noble Corporation
Dominion Resources, Inc. –	Holly Refining and Marketing Tulsa LLC	Noble Corporation – Noble Drilling
Dominion Virginia Power	Hunt Consolidated – Hunt Oil Company	Services, Inc.
Dresser-Rand Group Inc.	Husky Energy Inc.	Noble Energy, Inc.
Dresser-Rand Group Inc. –	ION Geophysical Corporation	OGE Energy Corporation
Dresser-Rand New Equipment	J-W Operating Company	ONEOK, Inc.
Dresser-Rand Group, Inc. –	J-W Operating Company –	ONEOK, Inc. – Kansas Gas Service Division
Dresser-Rand Product Services	Cohort Energy Company	ONEOK, Inc. – ONEOK Energy
Dresser-Rand Group, Inc. –NAO	J-W Operating Company –	Services Company
DynMcDermott Petroleum	J-W Gathering Company	ONEOK, Inc. – ONEOK Partners
Operations Company

A-6	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

ONEOK, Inc. – Oklahoma Natural	Superior Energy Services, Inc. LLC	Albemarle Corporation
Gas Division	Superior Natural Gas Corporation	Alcoa, Inc.
ONEOK, Inc. – Texas Gas Services Division	TAQA New World Inc.	Alfa Laval, Inc.
Occidental Petroleum Corporation –	TAQA North USA	Allegheny County Sanitary Authority
Thums Long Beach Company	TGS-NOPEC Geophysical Company	Allegheny Energy, Inc.
Oceaneering International, Inc.	Talisman Energy Inc. US	Allegheny Technologies, Inc.
Oceaneering International, Inc. – Americas	Tecpetrol Corporation	Allegiance Health
Oceaneering International, Inc. – Inspection	Tellus Operating Group, LLC	Allergan, Inc.
Oceaneering International, Inc. – Multiflex	Tesco Corporation	Allete, Inc.
Oceaneering International, Inc. – OIE	The Williams Companies, Inc.	Alliance Data Systems Corporation
PD Holdings Company	ThermaSource, Inc.	Alliance Defense Fund
PJM Interconnection	ThermaSource, Inc. –	Alliance Residential LLC
PSNC Energy	ThermsSource Cementing	Alliant Energy Corporation
Parallel Petroleum LLC	TransCanada Corporation	Allstate Corporation
Parker Drilling Company	TransCanada Corporation –	Ally Financial, Inc.
Pason Systems USA Corp.	US Pipeline Central	Alpha Natural Resources, Inc.
Pepco Holdings, Inc.	Transocean, Inc.	ALSAC St. Jude
Petroleum Development Corporation	Unit Corporation	Amazon.com, Inc.
Pioneer Drilling Company	Unit Corporation –	Ambac Financial Group
Pioneer Natural Resources USA, Inc.	Superior Pipeline Company, LLC	Ambius
Plains Exploration & Production Company	Unit Corporation – Unit Drilling Company	Ameren Corporation
Pride International	Unit Corporation – Unit Petroleum Company	American Cancer Society, Inc.
Puget Sound Energy	Venoco, Inc.	American Commercial Lines, Inc.
Questar Corporation	Verado Energy, Inc.	American Dehydrated Foods, Inc.
Questar Corporation – QEP Resources	WGL Holdings, Inc. – Washington Gas	American Eagle Outfitters, Inc.
Quicksilver Resources Inc.	XTO Energy, Inc.	American Electric Power Company
R. Lacy, Inc. – R. Lacy Services, Ltd.	Xcel Energy Inc.	American Express Company
RAM Energy Resources, Inc.		American Family Insurance
RKI Exploration & Production, LLC	Towers Watson 2010/2011	American Greetings Corporation
Range Resources Corp.	Top Management	American International Group, Inc.
Regency Energy Partners LP	Compensation Survey	American National Insurance
Repsol Services Company		American Tire Distributors Holdings,
Resolute Natural Resources Company, LLC		American Tower Corporation
Rosewood Resources, Inc.	3M Company	American University
Rosewood Resources, Inc. – Advanced	84 Lumber Company	American Water
Drilling Technologies	A. O. Smith Corporation	AMERIGROUP Corporation
Rowan Companies, Inc.	AAA	AmeriPride Services, Inc.
SCANA Corporation	AAR Corporation	Ameriprise Financial, Inc.
SCANA Corporation – Carolina Gas	Aaron’s, Inc.	AmerisourceBergen Corporation
Transmission Corporation	Abbott Laboratories	Ameristar Casinos
SCANA Corporation – SC Electric & Gas	Abercrombie & Fitch	Ames True Temper
SandRidge Energy, Inc.	ABM Industries, Inc.	AMETEK, Inc.
Schlumberger Limited	Accident Fund Insurance Company of	AMETEK, Inc./Advanced Measurement
Science Applications International	America	Technologies
Corporation (SAIC)	Accor North America	Amgen, Inc.
Seawell Americas, Inc.	Acme Industries	Amica Mutual Insurance Company
SemGroup Corporation	The Actors Fund of America	Amkor Technology, Inc.
SemGroup Corporation – SemCrude	Acuity	Amphenol Corporation
SemGroup Corporation – SemGas	Acuity Brands, Inc.	AMR Corporation
SemGroup Corporation – SemStream	ACUMED LLC	Anadarko Petroleum Corporation
Seneca Resources Corporation	Administaff, Inc.	Analog Devices
Seneca Resources Corporation – Bakersfield	Adobe Systems, Inc.	Anchor Bank NA
Seneca Resources Corporation – Williamsville	ADTRAN Incorporated	Andersen Corporation
Smith International	Advance Auto Parts, Inc.	Andersons, Inc.
SourceGas LLC	Advanced Micro Devices	Anixter International, Inc.
Southern Company	AECOM Technology Corporation	Annaly Capital Management
Southern Company –	Aegon USA	AnnTaylor Stores Corporation
Alabama Power Company	Aeronix, Inc.	AOC LLC
Southern Company – Georgia Power	Aeropostale, Inc.	Aon Corporation
Southern Company – Gulf Power Company	AES Corporation	Apache Corporation
Southern Company –	Aetna, Inc.	Apollo Group
Mississippi Power Company	Affinia Group Intermediate Holdings, Inc.	Apple, Inc.
Southern Union Company	AFLAC Incorporated	Applied Materials, Inc.
Southern Union Company –	AFP, Inc.	AptarGroup, Inc.
Missouri Gas Energy	AGCO Corporation	ARAMARK Corporation
Southern Union Company –	Agilent Technologies, Inc.	Arch Coal, Inc.
New England Gas	Agilysys, Inc.	Archstone
Southern Union Company –	AGL Resources, Inc.	Armed Forces Insurance
Panhandle Energy	AgriBank, FCB	Armstrong World Industries
Southern Union Company –	Air Products & Chemicals, Inc.	Arrow Electronics, Inc.
Southern Union Gas Services	AirTran Holdings, Inc.	ArvinMeritor, Inc.
Southwestern Energy Company	Aker Solutions	Asahi Kasei Plastics NA, Inc.
Sprague Energy Corp.	AKSteel Holding Corporation	Asbury Automotive Group, Inc.
Stantec Inc.	Alaska Air Group, Inc.	Ascent Media Group

MDU Resources Group, Inc. Proxy Statement	A-7

Proxy Statement

ASCO – Valve	Boeing Company	ConnectiCare Capital LLC
Ash Grove Cement Company	Boise Cascade Holdings LLC	Conocophillips
Ashland, Inc.	Boise, Inc.	Consol Energy, Inc.
Asset Marketing Service, Inc.	Bon-Ton Stores, Inc.	Consolidated Edison, Inc.
Assurant, Inc.	Borders Group, Inc.	Constellation Energy
Asurion Corporation	Borg Warner	Continental Airlines, Inc.
AT&T, Inc.	Bosch Packaging Services	Continental Data Graphics
Atlas Energy, Inc.	Bosch Rexroth Corporation	Convergys Corporation
Atmos Energy Corporation	Boston Scientific Corporation	Con-Way
Aurora Healthcare	Boy Scouts of America	Cook Communications Ministries
The Auto Club Group	Boyd Gaming Corporate	Cooper Tire & Rubber Company
Autodesk, Inc.	Bradley Corporation	Cooper-Standard Holdings, Inc.
Autoliv, Inc.	Brady Corporation	CooperVision, Inc.
Automobile Club of Southern California	Bridgepoint Education	Core Mark Holding Company, Inc.
AutoNation, Inc.	Briggs & Stratton Corporation	Corinthian Colleges
AutoZone, Inc.	Brightpoint, Inc.	Corn Products International, Inc.
Avery Dennison Corporation	Brinks Company	Cornell University
Avis Budget Group	Bristol-Myers Squibb Company	Corning, Inc.
Avista Corporation	Broadcom Corporation	Correctional Medical Services
Avon Products, Inc.	Broadlane, Inc.	Corrections Corporation of America
Axsys	Broadridge Financial Solutions	Costco Wholesale Corporation
B Braun Medical, Inc.	Brocade Communications Systems	Country Insurance & Financial
B/E Aerospace, Inc.	Brookdale Senior Living	Country of Spotsylvania
Babson College	Brown Shoe Company, Inc.	Covance, Inc.
Baker Hughes, Inc.	Brownells, Inc.	Covanta Holding Corporation
Baldor Electric Company	Brown-Forman Corporation	Coventry Health Care, Inc.
Ball Corporation	Brunswick Corporation	CPS Energy
Bank of America Corporation	Bryant University	Cracker Barrel Old Country Store, Inc.
Bank of New York Mellon Corporation	BSSI	Crane Company
Baptist Health	Bucyrus International, Inc.	Crosstex Energy, Inc.
Barilla America, Inc.	Buffets, Inc.	Crown Castle International Corporation
Barloworld Handling	Burger King Holdings, Inc.	CSX Corporation
Basler Electric Company	C H Robinson Worldwide, Inc.	CTS Corporation
Baxter International, Inc.	C.R. Bard, Inc.	Cultural Institute Retirement System
Baylor College of Medicine	Cabelas, Inc.	Cummins, Inc.
Baylor Health Care System	Cablevision Systems Corporation	CUNA Mutual Group
BB&T Corporation	Cabot Corporation	Curtiss Wright Corporation
Beacon Roofing Supply, Inc.	Caci International, Inc.	CVREnergy, Inc.
Bechtel Systems & Infrastructure, Inc.	Caelum Research Corporation	CVS Caremark
Beckman Coulter, Inc.	California Casualty Management Company	Cytec Industries, Inc.
Becton Dickinson & Company	California Dental Association	D R Horton, Inc.
Belk, Inc.	Calpine Corporation	Daimler Financial Services
Bemis Company, Inc.	Calumet Specialty Products Partners LP	Dallas County
Bemis Manufacturing Company	Cameron International Corporation	Dal-Tile, Inc.
Benchmark Electronics, Inc.	Campbell Soup Company	Dana Holding Corporation
The Bergquist Company	Career Education Corporation	Danaher Corporation
Berkshire Hathaway	Carhartt, Inc.	Data Center, Inc.
Berry Plastics Corporation	CaridianBCT, Inc.	DaVita, Inc.
Berwick Offray LLC	Carlisle Cos, Inc.	Dean Foods Company
Best Buy Company, Inc.	Carlson Companies, Inc.	The Decurion Corporation
Big Lots, Inc.	CarMax	Deere & Company
Bimbo Bakeries USA	Carpenter Technology Corporation	Dekalb Regional Healthcare Systems
Biodynamic Research Corporation	Carter	Delta Air Lines, Inc.
Biogen Idec, Inc.	Carter’s, Inc.	Delta Dental Plan of Michigan
Biomet	Catalyst Health Solutions	Deluxe Corporation
Bio-Rad Laboratories, Inc.	Caterpillar, Inc.	Denny’s, Inc.
BJ Services Company	CB Richard Ellis	Denso International America
BJ’s Wholesale Club, Inc.	CBS Corporation	DENTSPLY International, Inc.
Black Hills Corporation	CC Media Holdings, Inc.	DePaul University
Blackrock, Inc.	CDM	Devon Energy Corporation
Blackstone Group LP	CEC Entertainment, Inc.	Dex One Corporation
Blockbuster, Inc.	CEI	DFW International Airport
Blue Cross Northeastern Pennsylvania	Celanese Corporation	Dick’s Sporting Goods, Inc.
Blue Cross of Idaho Health Service, Inc.	Celgard, Inc.	Dickstein Shapiro LLP
BlueCross BlueShield of Arizona	Celgene Corporation	Diebold, Inc.
BlueCross BlueShield of Delaware	CEMEX, Inc.	Dillards, Inc.
BlueCross BlueShield of Louisiana	Centene Corporation	DIRECTV
BlueCross BlueShield of Nebraska	Comcast Corporation	Discover Financial Services, Inc.
BlueCross BlueShield of South Carolina	Comerica, Inc.	Discovery Communications, Inc.
BlueCross BlueShield of Tennessee	Commercial Metals	DISH Network
Bluelinx Holdings, Inc.	CommScope, Inc.	Diversey, Inc.
BMW Manufacturing Corporation	Community Coffee Company LLC	Doherty Employer Services
Board of Governors of the	Community Health Systems, Inc.	Dole Food Company, Inc.
Federal Reserve System	The Community Preservation Corporation	Dollar General Corporation
The Body Shop	Computer Task Group	Dollar Thrifty Automotive Group

A-8	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Dominion Resources, Inc.	Federal Reserve Bank of Chicago	Gilbarco, Inc.
Donaldson Company, Inc.	Federal Reserve Bank of Cleveland	Gilead Sciences, Inc.
Dover Corporation	Federal Reserve Bank of Dallas	Glatfelter Company
Dow Chemical	Federal Reserve Bank of Kansas City	The Gleason Works
DPL, Inc.	Federal Reserve Bank of Minneapolis	Global Partners LP
Dr. Pepper Snapple Group, Inc.	Federal Reserve Bank of Philadelphia	GOJO Industries, Inc.
Dresser-Rand Group, Inc.	Federal Reserve Bank of San Francisco	Gold Eagle Company
DST Systems, Inc.	Federal Reserve Bank of St. Louis	Goldman Sachs Group, Inc.
DTE Energy	FedEx Express	Goodman Manufacturing
Duane Reade Holdings, Inc.	FedEx Ground	Goodrich Corporation
Duke Energy Corporation	FedEx Office	Goodyear Tire & Rubber Company
Duke Realty Corporation	Fender Musical Instruments	Google, Inc.
Duke University & Health System	Ferguson Enterprises	Graco, Inc.
Dun & Bradstreet Corporation	Fermi National Accelerator Laboratory	Graham Packaging Company, Inc.
DuPont	FerrellGas, Inc.	Grande Cheese Company
Dupont Fabros Technology	Ferro Corporation	Grange Mutual Insurance Company
Dyn McDermott	Fiberweb	Granite Construction, Inc.
Dynegy, Inc.	Fidelity National Financial	Graphic Packaging Holding Company
E TRADE Financial Corporation	Fidelity National Information Services	Graybar Electric Company, Inc.
Early Warning Services	Fifth Third Bancorp	Great American Insurance/Great
Eastman Chemical Company	The First American Corporation	American Financial
Eastman Kodak Company	First Bank	Great Plains Energy, Inc.
Eaton Corporation	First Citizens Bank	Greenheck Fan Corporation
eBay, Inc.	First Horizon National Corporation	Greif, Inc.
Echostar Corporation	First Solar, Inc.	Greyhound Lines, Inc.
Ecolab, Inc.	FirstEnergy Corporation	Grinnell Mutual Reinsurance Company
Edison Mission Energy	Fiserv, Inc.	Group 1 Automotive, Inc.
Edward Jones & Company	Fleetwood Group	Grow Financial Federal Credit Union
Edwards Lifesciences	Flexcon Company, Inc.	Growmark, Inc.
Einstein Noah Restaurant Group	Flexible Steel Lacing Company	GTECH Corporation
El Paso Corporation	Florida Power & Light Company	GuideStone Financial Resources
Electrolux Homecare of North America	Flowers Foods, Inc.	Habitat for Humanity International
Eli Lilly & Company	Flowserve Corporation	Halliburton Company
Elizabeth Arden, Inc.	Fluor Corporation	Hancock Holdings Company
EMC Corporation	FMC Corporation	Hanesbrands, Inc.
EMCOR Group, Inc.	FMC Technologies, Inc.	Hannaford Bros. Company
Emerson Climate Technologies, Inc.	Follett Corporation	Hanover Insurance Group, Inc.
Emerson Electric	Foot Locker, Inc.	Hapag-Lloyd (America), Inc.
Enbridge Energy Partners LP	Ford Motor Company	Harley Davidson Motor Company
Energizer Holdings, Inc.	Fortune Brands	Harman International Industries
Energy Enterprise Solutions LLC	Fossil, Inc.	Harrahs Entertainment, Inc.
Energy Future Holdings	Foster Poultry Farms	Harris County Hospital District
Energy Transfer Equity LP	Foundation for California	Harsco Corporation
EnergySolutions, Inc.	Community Colleges	Hartford Financial Services
Enpro Industries (Fairbanks Morse Engine)	Franklin Resources, Inc.	Harvard Vanguard Medical Associates
Entergy Corporation	Franklin W. Olin College of Engineering	Harvey Industries
Enterprise GP Holdings LP	Freeman Dallas Corporate Office	Hasbro, Inc.
EOG Resources, Inc.	Freeport-McMoRan Copper & Gold, Inc.	Hastings Mutual Insurance Company
EON US LLC	Fremont Group	Hawaiian Electric Industries, Inc.
Equifax, Inc.	Friendly Ice Cream Corporation	Haynes & Boone LLP
Equity Residential	Froedtert & Community Health	Hayward Industries, Inc.
Erickson Retirement Communities	Frontier Communications Corporation	Hazelden Foundation
Erie Insurance Group	Frontier Oil Corporation	HCA, Inc.
ESCO Corporation	Funeral Directors Life Insurance Company	HCC Insurance Holdings, Inc.
ESCO Technologies	G&K Services	HD Supply, Inc.
Esterline Technologies Corporation	Gallagher Arthur J & Company	HDR, Inc.
Etnyre International, Ltd.	Gannett Company	Health Care Service Corporation
Evraz, Inc.	Gap, Inc.	Health Management Association
Exel, Inc.	Gardner Denver, Inc.	Health Net
Exelon Corporation	Gas Technology Institute	Health Partners
Exempla Health Care, Inc.	Gaylord Entertainment	Health Plus of Michigan
Exide Technologies	General Cable Corporation	HealthNow New York
Expedia, Inc.	General Dynamics Corporation	HealthSouth Corporation
Express Scripts, Inc.	General Dynamics Information Technology	HealthSpring, Inc.
Exterran Holdings, Inc.	General Electric Company	Heartland Food Corporation
Extra Space Storage	General Nutrition, Inc.	Heartland Payment Systems, Inc.
Exxon Mobil Corporation	Genesis Energy	Heat Transfer Research, Inc.
FAIR Plan Insurance Placement	Gentiva Health Services	Helmerich & Payne, Inc.
Facility of Pennsylvania	Genuine Parts Company	Hendrick Medical Center
Fairfield Manufacturing	Genworth Financial, Inc.	Hendrickson International
Family Dollar Stores	Genzyme Corporation	Henry Ford Health System
Fannie Mae	Georg Fischer Signet LLC	Hercules Offshore
Farmland Foods, Inc.	Georgia Gulf Corporation	Herman Miller, Inc.
Fastenal Company	Georgia Institute of Technology	Hershey Company
Federal Reserve Bank of Boston	Gerdau Ameristeel	Hertz Global Holdings, Inc.

MDU Resources Group, Inc. Proxy Statement	A-9

Proxy Statement

Hess Corporation	ITT Corporation	Legal & General America
Hewitt Associates, Inc.	ITT Industries – AES	Leggett & Platt, Inc.
Hewlett-Packard Company	J J Keller & Associates, Inc.	Lender Processing Services
Hexion Specialty Chemicals, Inc.	J R Simplot Company	Lennar Corporation
High Industries, Inc.	J&J Worldwide Services	Lennox International, Inc.
Highmark, Inc.	J.C. Penney Company	Level 3 Communications, Inc.
Hill Phoenix	Jabil Circuit, Inc.	Levi Strauss & Company
Hilti, Inc.	Jack In The Box, Inc.	Lexmark International, Inc.
Hitachi America, Ltd.	Jacobs Engineering Group, Inc.	Liberty Global, Inc.
HNI Corporation	Jacobs Technology, Inc.	Liberty Media Corporation
HNTB Corporation	James Hardie Building Products	Lieberman Research Worldwide
Holden Industries, Inc.	Jarden Corporation	Life Technologies Corporation
Holly Corporation	JB Hunt Transport Services, Inc.	Lifepoint Hospitals, Inc.
Hologic, Inc.	Jet Blue Airways	Limited Brands
Home Depot, Inc.	JM Family Enterprises	Lincare Holdings, Inc.
Home Shopping Network	Jo-Ann Stores, Inc.	Lincoln Electric Holdings, Inc.
Honeywell International, Inc.	John Crane, Inc.	Lincoln National Corporation
Horizon Blue Cross Blue Shield	John Wiley & Sons, Inc.	Lithia Motors, Inc.
Hormel Foods Corporation	Johns Hopkins University	Littelfuse, Inc.
Hospira, Inc.	Johnson & Johnson	Little Lady Foods
Host Hotels & Resorts, Inc.	Johnson Controls, Inc.	Live Nation Entertainment, Inc.
Hostess Brands	Johnson Financial Group	Liz Claiborne
Hot Topic, Inc.	Jones Apparel Group, Inc.	LKQ Corporation
Hubbell, Inc.	Jones Financial Companies LLLP	Lockheed Martin Corporation
Hudson City Bancorp, Inc.	Jones Lang LaSalle	Loews Corporation
Hu-Friedy Manufacturing Company, Inc.	Jostens, Inc.	Lorillard, Inc.
Humana, Inc.	Joy Global, Inc.	Los Angeles Unified School District
Hunter Industries	JPMorgan Chase & Company	Louisiana Pacific
Huntington Bancshares	Judicial Council of California	Lowe’s Companies, Inc.
Huntsman Corporation	Juniper Networks, Inc.	Lower Colorado River Authority
Huron Consulting Group	K Hovnanian Companies LLC	Lozier Corporation
Hutchinson Technology Incorporated	Kalsec, Inc.	LPL Investment Holdings, Inc.
Hyatt Hotels Corporation	Kansas Farm Bureau	LSG Sky Chefs
Hyundai Motor Manufacturing of Alabama	KAR Auction Services, Inc.	LSI Corporation
IAC/Interactivecorp	Katun Corporation	Lubrizol Corporation
Icahn Enterprises LP	KB Home	Lufthansa AirPlus Servicekarten GmbH
IDEX Corporation	KBR, Inc.	Luther Midelfort-Mayo Health System
IDEXX Laboratories, Inc.	Keihin North America	Lutron Electronics
IDT Corporation	Kellogg Company	Luxottica Retail
IKON Office Solutions	Kelly Services, Inc.	M & F Worldwide Corporation
Illinois Tool Works, Inc.	Kettering University	M & T Bank Corporation
Imation Corporation	Kewaunee Scientific Corporation	Macy’s, Inc.
IMS Health, Inc.	Keycorp	Magellan Health Services
Indiana Farm Bureau Insurance	Keystone Automotive Industries	Magna Seating Systems Engineering
Inergy Holdings LP	Keystone Foods Corporation	Malco Products, Inc.
Information Management Service	KI, Inc.	Malt-O-Meal
Ingersoll Rand	Kimberly-Clark Corporation	Manitowoc Company
Ingles Markets, Inc.	Kimley-Horn and Associates, Inc.	MANN+HUMMEL USA, Inc.
Ingram Industries, Inc.	Kinder Morgan Energy	Manpower International, Inc.
Ingram Micro, Inc.	Kindred Healthcare	Manpower, Inc.
Insight Enterprises, Inc.	Kinetic Concepts, Inc.	ManTech International
In-Sink-Erator	King Pharmaceuticals, Inc.	MAPFRE USA, Corporation
Institute for Defense Analyses	Kingston Technology	Marathon Oil Corporation
Institute of Nuclear Power Operations	Klein Tools	Maricopa County Office of
Insurance Auto Auctions	Kohler Company	Management & Budget
Integrys Energy Group, Inc.	Kohls Corporation	Maricopa Integrated Health System
Intel Corporation	Komatsu America Corporation	Maritz, Inc.
Interbake Foods, Inc.	Kraft Foods, Inc.	Markel Corporation
InterMetro Industries Corporation	L. L. Bean, Inc.	Market Planning Solutions, Inc.
International Assets Holding Company	L-3 Communications Holdings, Inc.	Marriott International, Inc.
International Business Machines Corporation	L-3 Communications, Global Security &	Mars North America
International Dairy Queen, Inc.	Engineering Solutions	Marsh & McLennan Companies
International Flavors & Fragrances	La Macchia Enterprises	Marshall & Ilsley Corporation
International Game Technology	Lab Volt Systems	Marshfield Clinic
International Paper Company	Laboratory Corporation of America Holdings	MARTA
Interpublic Group of Companies	Laclede Group, Inc.	Martin Marietta Materials, Inc.
Intertape Polymer Group	Lake Federal Bank	Mary Kay, Inc.
Intuit, Inc.	Lake Forest Academy	Maryland Department of Transportation
Invacare Corporation	Lake Region Medical	Masco Corporation
Invensys Controls	Lance, Inc.	Massey Energy Company
Iron Mountain Canada Corporation	Landstar System, Inc.	MasTec, Inc.
The Irvine Company	Lantech.com	Master Halco
Ithaca College	Las Vegas Sands Corporation	Mattel, Inc.
Itochu International, Inc.	Leap Wireless International, Inc.	Maxim Integrated Products, Inc.
Itron, Inc.	Lear Corporation	Mayo Clinic

A-10	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

McAfee, Inc.	Nature’s Sunshine Products, Inc.	Packaging Corporation of America
McCormick & Company, Inc.	Navistar International Corporation	Pactiv Corporation
McDonald’s Corporation	Navy Exchange Service Command	Pall Corporation
MCG Health, Inc.	NBTY, Inc.	The Pampered Chef
McGraw-Hill Companies	NCCI Holdings, Inc.	Panduit Corporation
McKesson Medical-Surgical	NCR Corporation	Pantry, Inc.
MDU Resources Group, Inc. (WBI Holdings)	Nebraska Public Power District	Papa John’s International
MeadWestvaco Corporation	Neiman Marcus	Parsons Child & Family Center
Mecklenburg County	Netflix, Inc.	Patterson Companies, Inc.
Medco Health Solutions, Inc.	New Jersey Resources Corporation	PC Connection, Inc.
Media General, Inc.	New York Times Company	Peabody Energy Corporation
Medline Industries	Newell Rubbermaid, Inc.	Pearson Education
Men’s Wearhouse, Inc.	Newmont Mining Corporation	Penn National Gaming, Inc.
Mercer University	NewPage Corporation	Penn State Hershey Medical Center
Merck & Company	Nicor Gas	Penske Automotive Group, Inc.
Mercury General Corporation	Nicor, Inc.	Pentair, Inc.
Merit Medical Systems	The Nielsen Company	Pep Boys–Manny Moe & Jack
MeritCare Health System	NII Holdings, Inc.	Pepco Holdings, Inc.
Merrill Corporation	NiSource Corporate Services	Pepsi Bottling Group, Inc.
The Methodist Hospital	Nissin Foods (USA) Company, Inc.	PepsiCo, Inc.
MetroPCS Communications, Inc.	NJM Insurance Group	Perkinelmer, Inc.
Metropolitan Life Insurance Company	Noble Energy, Inc.	Petsmart, Inc.
Metropolitan Transit Authority	The Nordam Group	Pfizer, Inc.
Mettler-Toledo International, Inc.	Nordson Corporation	PG&E Corporation
MFS Investment Management	Nordstrom	Pharmavite LLC
MGIC Investment Corporation	Nordstrom, Inc.	Pharmerica Corporation
MGM Mirage	Norfolk Southern Corporation	PHH Arval
Miami Children’s Hospital	North Carolina State Employees’ Credit Union	PHH Corporation
Miami Dade Community College	North Texas Tollway Authority	PHI, Inc.
Michael Baker Corporation	Northeast Utilities	Philip Morris International, Inc.
Michael Foods, Inc.	Northern Trust Corporation	Phillips – Van Heusen Corporation
Michaels Stores, Inc.	Northrop Grumman Corporation	Phoenix Companies, Inc.
Micron Technology, Inc.	Northwestern Mutual	Picerne Military Housing
Midwest Research Institute	NovaMed Corporation	Piedmont Natural Gas Company, Inc.
Mike Albert Leasing, Inc.	NRG Energy, Inc.	Pier 1 Imports
Millennium Inorganic Chemicals	NRUCFC	Pilgrim’s Pride Corporation
Mine Safety Appliances Company	Nstar	Pinnacle Airlines
Minnesota Management & Budget	Nucor Corporation	Pinnacle Foods Finance LLC
Mirant Corporation	NuStar Energy LP	Pinnacle West Capital Corporation
Mission Foods	NV Energy, Inc.	Pinnacol Assurance
Missouri Department of Conservation	NVIDIA Corporation	Pioneer Natural Resources Company
Missouri Department of Transportation	NVR, Inc.	Pitney Bowes, Inc.
Mitsubishi International Corporation	NYSE Euronext	Plains All American Pipeline LP
Mitsubishi Motor Manufacturing	O’Reilly Automotive, Inc.	Plexus Corporation
MMS Consultants, Inc.	Occidental Petroleum Corporation	PM Company
Mohawk Industries	Oceaneering International	PNC Financial Services Group, Inc.
Mohegan Sun Casino	Oerlikon Balzers Coating USA, Inc.	PNM Resources, Inc.
Molex, Inc.	Office Depot, Inc.	Polaris Industries, Inc.
Molina Health Care, Inc.	OfficeMax	Polymer Technologies
Molson Coors Brewing Company	OGE Energy Corporation	Polyone Corporation
Momentive Performance Materials, Inc.	Ohio Public Employees Retirement System	Popular, Inc.
Monsanto Company	Ohio State University	Port Authority of Allegheny County
Moody’s Corporation	The Ohio State University Medical Center	Port of Portland
Moog, Inc.	Ohio University	Portland General Electric Company
Morgan Stanley	OHL	Poudre Valley Health Systems
Motorola, Inc.	Oil States International, Inc.	PPG Industries, Inc.
MTA Long Island Bus	Oil-Dri Corporation of America	PPL Corporation
MTD Products, Inc.	Old Dominion Electric Cooperative	Praxair, Inc.
MTS System Corporation	Old Republic Companies	Preformed Line Products Company
Mueller Industries, Inc.	Omnicare, Inc.	Premera Blue Cross
Murphy Oil Corporation	Omnicom Group	Priceline.com, Inc.
Mutual of Enumclaw Insurance Company	Omnova Solutions, Inc.	Pride International, Inc.
Mutual of Omaha	ON Semiconductor Corporation	Prince William Health System
Mylan, Inc.	ONEOK, Inc.	Principal Financial Group, Inc.
NACCO Industries, Inc.	The Oppenheimer Group	Probuild Holdings, Inc.
Nalco Holding Company	Orange County Government	Progress Energy, Inc.
NASDAQ OMX Group, Inc.	Orbital Science Corporation	Progressive Corporation
Nash Finch Company	Oregon State Lottery	Project Management Institute
National Academies	Oshkosh Corporation	Property Casualty Insurers Association
National Fuel Gas Company	Owens & Minor, Inc.	of America
National Futures Association	Owens Corning	Protective Life Corporation
National Interstate Insurance Company	Owens-Illinois, Inc.	Prudential Financial, Inc.
National Oilwell Varco, Inc.	Oxford Industries	Psion Teklogix, Inc.
National Safety Council	PACCAR, Inc.	Psychiatric Solutions, Inc.
National Tobacco Company	Pacer International, Inc.	Public Service Enterprise Group, Inc.

MDU Resources Group, Inc. Proxy Statement	A-11

Proxy Statement

Public Storage	SAIC, Inc.	Sonoco Products Company
Public Utility District #1 of Chelan County	Saks, Inc.	Source Interlink Companies, Inc.
Publix Super Markets, Inc.	Sakura Finetek USA, Inc.	South Jersey Gas Company
Puget Energy, Inc.	Salk Institute	Southco, Inc.
Pultegroup, Inc.	Sally Beauty Holdings, Inc.	Southeastern Freight Lines
QSC Audio Products, Inc.	Salt River Project	Southern Company
QTI Human Resources	Samuel Roberts Noble Foundation	Southern Poverty Law Center
Qualcomm, Inc.	San Antonio Water System	Southern Union Company
Quality Bicycle Products	San Manuel Band of Mission Indians	Southwest Airlines
Quanta Services, Inc.	Sanderson Farms, Inc.	Southwest Gas Corporation
Quest Diagnostics Incorporated	Sandisk Corporation	Southwestern Energy Company
Questar Corporation	Sanmina-Sci Corporation	Space Dynamics Lab
Quiksilver, Inc.	SAS Institute, Inc.	Space Telescope Science Institute
Qwest Communications International, Inc.	Sauer-Danfoss, Inc.	Spectra Energy Corporation
R L I Insurance Company	Savannah River Nuclear Solutions LLC	Spectrum Brands, Inc.
R L Polk & Company	Save Mart	Spectrum Group International, Inc.
Radio One	SCANA Corporation	Spectrum Health – Downtown
Radioshack Corporation	Scansource, Inc.	Sprint Nextel Corporation
Ralcorp Holdings, Inc.	SCF Arizona	SPX Corporation
The Raymond Corporation	Schaumburg Township District Library	St. Cloud Hospital
Raymond James Financial	Schein Henry, Inc.	St. John Health System
Raytheon Company	Schneider Electric	St. Jude Children’s Research Hospital
REA Magnet Wire Company, Inc.	Schneider National, Inc.	St. Jude Medical, Inc.
Realogy Corporation	Schnitzer Steel Industries	St. Louis County Government
Recology	Schwan Food Company	St. Luke’s Episcopal Health System
Red Wing Shoe Company	Scientific Research Corporation	St. Mary’s at Amsterdam
Redcats USA	The Scooter Store	St. Vincent Hospital
Regal Entertainment Group	Scott & White Hospital	Stampin’ Up!
Regal-Beloit	Scotts Miracle-Gro Company	Stancorp Financial Group, Inc.
The Regence Group	Scripps Networks Interactive, Inc.	Standard Motor Products, Inc.
Regency Centers Corporation	Seaboard Corporation	Stanley Black & Decker, Inc.
Regions Financial Corporation	Seacoast National Bank	Staples, Inc.
Reinsurance Group of America	Seacor Holdings, Inc.	Starbucks Corporation
Reliance Steel & Aluminum Company	Sealed Air Corporation	Starwood Hotels & Resorts Worldwide
Remington Arms Company, Inc.	Sealy, Inc.	State Corporation Commission
Renaissance Learning, Inc.	Seaman Corporation	State of Oregon
Renown Health	Sears Holdings Corporation	State Personnel Administration
Rent-A-Center, Inc.	Seco Tools, Inc.	State Street Corporation
Republic Services, Inc.	Select Medical Holdings Corporation	Stater Bros. Holdings, Inc.
Res-Care, Inc.	Selective Insurance Group, Inc.	Steel Dynamics, Inc.
Rexel, Inc.	SEMCO Energy	Steel Technologies-Corporate
Reynolds American, Inc.	SemGroup Corporation	Steelcase, Inc.
Rice University	Sempra Energy	Stepan Company
RiceTec, Inc.	Sentara Healthcare	Sterilite Corporation
Rich Products Corporation	Sentry Group	STERIS
Richco	Sentry Insurance	Sterling Bank
Ricoh Electronics, Inc.	Serco, Inc.	Stewart & Stevenson
Rite – Hite Holding Corporation	Service Corporation International	Stewart Information Services
Robert Bosch LLC	The ServiceMaster Company	Stonyfield Farm, Inc.
Robert Bosch Tool Corporation	Seventh Generation	Stryker Corporation
Robert Half International, Inc.	SFN Group, Inc.	Subuaru of Indiana Automotive, Inc.
Roche Diagnostics	Shands HealthCare	Sulzer Pumps US, Inc.
Rock-Tenn Company	Sharp Electronics Corporation	Sun Healthcare Group, Inc.
Rockwell Automation	Shaw Group, Inc.	Sun Microsystems, Inc.
Rockwell Collins, Inc.	Sherwin-Williams Company	Suncoast Schools Federal Credit Union
Rockwood Holdings, Inc.	Sigma Aldrich	Sungard Data Systems, Inc.
Rollins, Inc.	Sigma-Aldrich Corporation	Sunoco, Inc.
Roper Industries	Silgan Holdings, Inc.	Sunrise Senior Living, Inc.
Roper Industries, Inc.	Simmons Bedding Company	Sunstar Americas
Ross Stores, Inc.	Simon Property Group, Inc.	Suntrust Banks, Inc.
Rowan Companies, Inc.	Sirius XM Radio, Inc.	Supermedia, Inc.
Royal Bank of Canada	Sitel	SuperValue
Royal Caribbean Cruise Line	SJE-Rhombus	Susser Holdings Corporation
RR Donnelley & Sons Company	Skywest, Inc.	Sutter Health
RRI Energy	SLM Corporation	Swiss Reinsurance
RSC Equipment Rental	Smead Manufacturing Company	Sykes Enterprises
RSM McGladrey	SMSC Gaming Enterprise	Symetra Financial Corporation
Ruddick Corporation	Smurfit-Stone Container Corporation	SYNNEX Corporation
Ryder System, Inc.	Snap-On, Inc.	Synovate
The Ryland Group	Snyder’s of Hanover	Synovus Financial Corporation
S&C Electric Company	Solae LLC	Synthes
Safety-Kleen Systems, Inc.	Sole Technology, Inc.	SYSCO Corporation
Safeway, Inc.	Solo Cup Company	Systemax, Inc.
Safilo USA	Solutia, Inc.	T. Rowe Price Group
SAGE Publications	Sonic Automotive, Inc.	Targa Resources Partners LP

A-12	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

Target Corporation	Unilife Corporation	Virgin Media, Inc.
Tastefully Simple	Union Pacific Corporation	Visa, Inc.
The Taubman Company	Unisys Corporation	Vishay Intertechnology, Inc.
Taylor Corporation	United HealthCare Group	Visiting Nurse Association of the Inland
TD Ameritrade Holding Corporation	United Natural Foods, Inc.	Counties
TDS Telecom Corporation	United Parcel Service, Inc.	Visiting Nurse Service of New York
Team Health Holdings, Inc.	United Refining Company	Visteon Corporation
Tech Data Corporation	United Rentals, Inc.	Volvo Group North America
TECO Energy, Inc.	United States Steel Corporation	Vornado Realty Trust
Tecolote Research, Inc.	United Stationers, Inc.	Vought Aircraft Industries, Inc.
TelAlaska, Inc.	United Technologies Corporation	Vulcan Materials Company
Tele-Consultants, Inc.	United Way for Southeastern Michigan	W C Bradley Company
Teledyne Technologies, Inc.	Unitrin, Inc.	W R Grace & Company
Teleflex	Universal American Corporation	W.R. Berkley Corporation
Telephone & Data Systems, Inc.	Universal Forest Prods, Inc.	W.W. Grainger, Inc.
Tellabs Operations, Inc.	Universal Health Services	Wackenhut Services, Inc.
Temple-Inland, Inc.	Universal Orlando	Wake County Government
Tenaris, Inc.	University of Alabama at Birmingham	Walgreen Company
Tenet Healthcare Corporation	University of Arkansas for Medical Science	Wal-Mart Stores, Inc.
Tenneco, Inc.	The University of Chicago	Walt Disney Company
Teradata Corporation	University of Georgia	Walter Energy
Terex Corporation	University of Houston	Warnaco Group, Inc.
Terra Industries, Inc.	University of Kansas Hospital	Warner Music Group Corporation
Tescom Corporation	University of Louisville	Washington Post
Tesoro Corporation	University of Maryland Medical Center	Washington Suburban Sanitary Commission
Tetra Tech, Inc.	University of Miami	Washington University in St. Louis
Texas County & District Retirement System	University of Michigan	Waste Industries, Inc.
Texas Industries, Inc.	University of Minnesota	Waste Management, Inc.
Texas Instruments, Inc.	University of Nebraska-Lincoln	Watsco, Inc.
Texas Mutual Insurance Company	University of Notre Dame	Watson Pharmaceuticals, Inc.
Textron, Inc.	University of Pennsylvania	Wawa, Inc.
Thermo Fisher Scientific, Inc.	University of Rochester	Wayne Memorial Hospital
Thomas & Betts Corporation	University of South Florida	Wellcare Health Plans
TI Group Automotive Systems LLC	University of St. Thomas	Wellmark BlueCross BlueShield
Tiffany & Co.	University of Texas at Austin	Wellpoint, Inc.
The Timberland Company	University of Texas Health Science Center	Wendy’s/Arby’s Group, Inc.
Time Warner Cable	The University of Texas M.D. Anderson	Werner Company
Time Warner, Inc.	Cancer Center	Werner Enterprises, Inc.
TIMET	University of Texas Southwestern	WESCO International, Inc.
Timken Company	Medical Center	West Penn Allegheny Health System
TJX Companies, Inc.	University of Wisconsin Medical Foundation	West Pharmaceutical Services
Toll Brothers, Inc.	University Physicians, Inc.	West Virginia University Hospitals, Inc.
Torchmark Corporation	Unum Group	Westar Energy, Inc.
The Toro Company	UPS	Western Refining, Inc.
Toys R Us, Inc.	Urban Outfitters, Inc.	Western Southern Financial Group
Tractor Supply Company	URS Corporation	Western Textile Companies
Travelcenters of America LLC	US Airways Group, Inc.	Western Union Company
Travelers Companies, Inc.	US Bancorp	Westfield Group
Travis County	US Foodservices	Westlake Chemical Corporation
Treasure Island Resort & Casino	US Oncology Holdings, Inc.	Weston Solutions, Inc.
Tremco, Inc.	USAA	Weyerhaeuser Company
Tribune Company	USEC, Inc.	WGL Holdings, Inc.
Tri-Met	USG Corporation	Wheaton Franciscan Healthcare
Trinity Health	Utah Transit Authority	Wheels, Inc.
Trinity Industries	Utica National Insurance	Whirlpool Corporation
Triple-S Management Corporation	Vail Resorts Management Company	Whole Foods Market, Inc.
Triwest Healthcare Alliance	Valassis Communications, Inc.	Wilbur Smith Associates
TruckPro, Inc.	Valero Energy Corporation	The Wilder Foundation
True Value Company	Valhi, Inc.	Williams Companies, Inc.
TRW Automotive Holdings Corporation	Valmont Industries, Inc.	Williams-Sonoma, Inc.
TSYS	Van Andel Institute	Wilmer Hale
Tufts Health Plan	Vangent, Inc.	Wilsonart International
Tupperware Corporation	Varian Medical Systems, Inc.	Windstream Communications
Turner Broadcasting System, Inc.	Vectren Corporation	Winn-Dixie Stores, Inc.
Tutor Perini Corporation	Venetian Resort-Hotel-Casino	Winpak Portion Packaging, Ltd.
Tyco Electronics	Ventura Foods LLC	Wisconsin Energy Corporation
Tyson Foods, Inc.	Venturedyne, Ltd.	Wisconsin Physicians Service
UAL Corporation	Verde Realty	Insurance Corporation
UDR	Verizon Communications, Inc.	Wolverine World Wide, Inc.
UGI Corporation	Vermeer Manufacturing Company	World Fuel Services Corporation
UMB Bank NA	VF Corporation	World Vision International
UMDNJ-University of Medicine & Dentistry	Via Christi Regional Medical Center	Worthington Industries
Underwriters Laboratories, Inc.	Viacom, Inc.	Wyle Laboratories
Unified Grocers, Inc.	Viant Health Payment Solutions	Wyndham Worldwide Corporation
Unified Personnel System	Viejas Enterprise	Wynn Resorts, Ltd.

MDU Resources Group, Inc. Proxy Statement	A-13

Proxy Statement

Xcel Energy, Inc.
Xerox Corporation
Yahoo, Inc.
Yamaha Corporation of America
Yankee Candle Company
YKK Corporation of America
YSI
Yum Brands, Inc.
Zale Corporation
Zeon Chemicals LP
Zimmer, Inc.
Zions Bancorporation

A-14	MDU Resources Group, Inc. Proxy Statement

Proxy Statement

EXHIBIT B

Companies Surveyed using Equilar, Inc.
MDU Resources Group, Inc. – President & Chief Executive Officer
Competitive Analysis to Determine Base Salary, Target Annual Cash Compensation, and Target Total Direct Compensation

AGL Resources Inc.
Alliant Energy Corp.
Ameren Corp.
ARC Resources Ltd.
Atmos Energy Corp.
Avista Corp.
Berry Petroleum Co.
Black Hills Corp.
Boardwalk Pipeline Partners, LP
Chicago Bridge & Iron Co.
Cimarex Energy Co.
CMS Energy Corp.
Comfort Systems USA Inc.
Compass Minerals International Inc.
Complete Production Services, Inc.
Comstock Resources Inc.
DCP Midstream Partners, LP
Denbury Resources Inc.
Diamond Offshore Drilling, Inc.
DPL Inc.
El Paso Corp.
EMCOR Group, Inc.
Energen Corp.
Energy Transfer Equity, L.P.
Enerplus Corp.
Ensco plc
EOG Resources, Inc.
EQT Corp.
Foster Wheeler AG
Granite Construction Inc.
Helix Energy Solutions Group, Inc.
Helmerich & Payne, Inc.
Integrys Energy Group, Inc.
Key Energy Services Inc.
Laclede Group, Inc.
Layne Christenson Co.
MarkWest Energy Partners, L.P.
Martin Marietta Materials, Inc.
MasTec, Inc.
Nabors Industries Ltd.
National Fuel Gas Co.
New Jersey Resources Corp.
Newfield Exploration Co.
Nexen Inc.
Nicor Inc.
NiSource Inc.
Noble Corp.
Noble Energy Inc.
Northwest Natural Gas Co.
NorthWestern Corp.
NV Energy Inc.
Oceaneering International Inc.
Patterson UTI Energy Inc.
Pengrowth Energy Corp.
Penn West Petroleum Ltd.
Pepco Holdings, Inc.
Petrohawk Energy Corp.
Piedmont Natural Gas Co. Inc.
Pike Electric Corp.
Pioneer Natural Resources Co.
Plains Exploration & Production Co.
Precision Drilling Corp.
Pride International Inc.

QEP Resources, Inc.
Quanta Services, Inc.
Questar Corp.
Range Resources Corp.
Regency Energy Partners LP
Rowan Companies Inc.
RPC Inc.
SCANA Corp.
SM Energy Co.
Southern Union Co.
Southwest Gas Corp.
Southwestern Energy Co.
Spectra Energy Corp.
Sterling Construction Co. Inc.
Superior Energy Services Inc.
Swift Energy Co.
Talisman Energy Inc.
Targa Resources Partners LP
Texas Industries Inc.
TransCanada Corp.
UGI Corp.
USEC Inc.
Vectren Corp.
Vulcan Materials Co.
Westar Energy Inc.
WGL Holdings, Inc.
Whiting Petroleum Corp.
Willbros Group, Inc.
Wisconsin Energy Corp.

Companies Surveyed using
Equilar, Inc.
MDU Resources Group, Inc. –
Vice President & Chief
Financial Officer
Competitive Analysis to
Determine Base Salary,
Target Annual Cash
Compensation, and Target Total
Direct Compensation

Alliant Energy Corp.
Ameren Corp.
ARC Resources Ltd.
Atmos Energy Corp.
Avista Corp.
Berry Petroleum Co.
BJ Services Co.
Black Hills Corp.
Chicago Bridge & Iron Co.
Cimarex Energy Co.
CMS Energy Corp.
Comfort Systems USA Inc.
Compass Minerals International Inc.
Complete Production Services, Inc.
Comstock Resources Inc.
Denbury Resources Inc.
Diamond Offshore Drilling, Inc.
DPL Inc.

EMCOR Group, Inc.
Enerplus Corp.
Ensco plc
EOG Resources, Inc.
EQT Corp.
Foster Wheeler AG
Granite Construction Inc.
Helix Energy Solutions Group, Inc.
Helmerich & Payne, Inc.
Integrys Energy Group, Inc.
Key Energy Services Inc.
Layne Christenson Co.
MarkWest Energy Partners, L.P.
Martin Marietta Materials, Inc.
MasTec, Inc.
Nabors Industries Ltd.
National Fuel Gas Co.
Newfield Exploration Co.
Nexen Inc.
NiSource Inc.
Noble Corp.
Noble Energy Inc.
Northwest Natural Gas Co.
NorthWestern Corp.
NV Energy Inc.
Oceaneering International Inc.
Patterson UTI Energy Inc.
Pengrowth Energy Corp.
Penn West Petroleum Ltd.
Pepco Holdings, Inc.
Petrohawk Energy Corp.
Pike Electric Corp.
Pioneer Natural Resources Co.
Plains Exploration & Production Co.
Precision Drilling Corp
Pride International Inc.
QEP Resources, Inc.
Quanta Services, Inc.
Questar Corp.
Range Resources Corp.
Regency Energy Partners LP
Rowan Companies Inc.
RPC Inc.
SCANA Corp.
SM Energy Co.
Southern Union Co.
Southwest Gas Corp.
Southwestern Energy Co.
Sterling Construction Co. Inc.
Superior Energy Services Inc.
Swift Energy Co.
Talisman Energy Inc.
Texas Industries Inc.
UGI Corp.
USEC Inc.
Vectren Corp.
Vulcan Materials Co.
Westar Energy Inc.
Whiting Petroleum Corp.
Willbros Group, Inc.
Wisconsin Energy Corp.

MDU Resources Group, Inc. Proxy Statement	B-1

Proxy Statement

Companies Surveyed using Equilar, Inc.
Exploration and Production Segment – President & Chief Executive Officer
Competitive Analysis to Determine Base Salary, Target Annual Cash Compensation, and Target Total Direct Compensation

Advantage Oil & Gas Ltd.
ATP Oil & Gas Corp.
Atwood Oceanics Inc.
Berry Petroleum Co.
Bill Barrett
BreitBurn Energy Partners L.P.
Cabot Oil & Gas Corp.
Cheniere Energy, Inc.
Clayton Williams Energy, Inc.
Comstock Resources Inc
Continental Resources Inc.
Eagle Rock Energy Partners L.P.
Energy XXI (Bermuda) Ltd.
EQT Corp.
EXCO Resources Inc.
Geokinetics Inc.
Global Geophysical Services Inc.
Gran Tierra Energy Inc.
Hercules Offshore, Inc.
Ion Geophysical
Linn Energy, LLC
Parker Drilling Co.
Penn Virginia Corp.
Petroleum Development Corp.
Pioneer Drilling Co.
Rosetta Resources Inc.
SM Energy Co.
Stone Energy Corp.
Swift Energy Co.
Vantage Drilling Co.
Venoco, Inc.
W&T Offshore Inc.
Whiting Petroleum Corp.

Companies Surveyed using Equilar, Inc.
Pipeline and Energy Services Segment – President & Chief Executive Officer
Competitive Analysis to Determine Base Salary, Target Annual Cash Compensation,
and Target Total Direct Compensation

Atlas Pipeline Partners, L.P.
Basic Energy Services, Inc.
Cal Dive International, Inc.
Chesapeake Utilities Corporation
Copano Energy, L.L.C.
Core Laboratories Inc.
Delta Natural Gas Company, Inc.
Dune Energy, Inc.
Global Industries, Ltd.
National Fuel Gas Co.
Natural Gas Services Group, Inc.
Northwest Natural Gas Co.
Questar Corp.
RGC Resources, Inc.
South Jersey Industries, Inc.
Southern Union Co.
Western Gas Partners, LP

B-2	MDU Resources Group, Inc. Proxy Statement

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MDU RESOURCES GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 23, 2013
11:00 a.m. Central Daylight Saving Time

909 Airport Road
Bismarck, ND

1200 West Century Avenue Mailing Address: P.O. Box 5650 Bismarck, ND 58506-5650 (701) 530-1000	proxy

This proxy is solicited on behalf of the Board of Directors for the
Annual Meeting of Stockholders on April 23, 2013.

This proxy will also be used to provide voting instructions to New York Life Trust Company, as Trustee of the MDU Resources Group, Inc. 401(k) Retirement Plan, for any shares of Company common stock held in the plan.

The undersigned hereby appoints Harry J. Pearce and Paul K. Sandness and each of them, proxies, with full power of substitution, to vote all Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at 11:00 a.m., Central Daylight Saving Time, April 23, 2013, at 909 Airport Road, Bismarck, ND, and at any adjournment(s) thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side. Your vote is important! Ensure that your shares are represented at the meeting. Either (1) submit your proxy by touch-tone telephone, (2) submit your proxy by Internet, or (3) mark, date, sign, and return this proxy card in the envelope provided (no postage is necessary if mailed in the United States). If no directions are given, the proxies will vote in accordance with the Directors’ recommendation on all matters listed on this proxy, and at their discretion on any other matters that may properly come before the meeting.

See reverse for voting instructions.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

COMPANY #

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

:	INTERNET – www.eproxy.com/mdu Use the Internet to vote your proxy until 12:00 p.m. (CDT) on Monday, April 22, 2013.

(	TELEPHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CDT) on Monday, April 22, 2013.

*	MAIL – Mark, sign, and date your proxy card and return it in the postage-paid envelope provided, or return it to MDU Resources Group, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card.

Please detach here

The Board of Directors Recommends a Vote “FOR” all nominees and “FOR” Items 2 and 3.

1.	Election of Directors:
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01.	Thomas Everist	☐	☐	☐	06.	Thomas C. Knudson	☐	☐	☐

02.	Karen B. Fagg	☐	☐	☐	07.	Patricia L. Moss	☐	☐	☐

03.	David L. Goodin	☐	☐	☐	08.	Harry J. Pearce	☐	☐	☐

04.	A. Bart Holaday	☐	☐	☐	09.	J. Kent Wells	☐	☐	☐

05.	Dennis W. Johnson	☐	☐	☐	10.	John K. Wilson	☐	☐	☐

2.	Ratification of Deloitte & Touche LLP as the company’s independent auditors for 2013.	☐	For	☐	Against	☐	Abstain

3.	Approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES AND FOR ITEMS 2 AND 3.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.